UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-07319

Fidelity Covington Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2025

Item 1.

Reports to Stockholders

This report on Form N-CSR relates solely to the Registrant’s Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, Fidelity Dividend ETF for Rising Rates, Fidelity Fundamental Large Cap Core ETF, Fidelity Fundamental Large Cap Growth ETF, Fidelity Fundamental Large Cap Value ETF, Fidelity Fundamental Small-Mid Cap ETF, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Magellan ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Real Estate Investment ETF, Fidelity Small-Mid Multifactor ETF, Fidelity Stocks for Inflation ETF, Fidelity Sustainable U.S. Equity ETF, Fidelity U.S. Multifactor ETF, Fidelity Value Factor ETF, and Fidelity Women's Leadership ETF (the “Funds”)

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Women's Leadership ETF Fidelity® Women's Leadership ETF : FDWM Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Women's Leadership ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Women's Leadership ETF	$ 62	0.59%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the MSCI USA Women's Leadership Index for the fiscal year, led by communication services, where our stock picks in media & entertainment helped most. Stock selection in industrials, primarily within the capital goods industry, and information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+51%). The company was among our biggest holdings. A non-benchmark stake in GE Vernova gained about 270% and was the second-largest relative contributor. The stock was one of the fund's largest holdings at period end. An overweight in Microsoft (+29%) also helped. The stock was the fund's biggest holding at period end.
•In contrast, the biggest detractors from performance versus the benchmark were stock picking and an overweight in health care, primarily within the health care equipment & services industry. Also hurting our result were security selection and an underweight in utilities and stock picks and an overweight in materials.
•Not owning Cloudflare, a benchmark component that gained 168%, was the largest individual relative detractor. A second notable relative detractor was an overweight in Apple (-5%). The stock was the fund's biggest holding this period. Another notable relative detractor this period was avoiding Robinhood Markets, a benchmark component that gained roughly 144%.
•Notable changes in positioning include increased exposure to the consumer staples and communication services sectors.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 15, 2021 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Women's Leadership ETF - NAV A	10.47%	6.01%
MSCI USA Women's Leadership IndexA	6.62%	3.36%
Russell 3000® IndexA	15.68%	10.41%
A   From June 15, 2021

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$4,328,646
Number of Holdings	87
Total Advisory Fee	$25,059
Portfolio Turnover	58%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	28.0
Industrials	13.8
Consumer Discretionary	13.6
Financials	13.1
Health Care	11.2
Communication Services	6.9
Consumer Staples	5.9
Real Estate	2.4
Materials	1.7
Energy	1.6
Utilities	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.0
Short-Term Investments and Net Other Assets (Liabilities) - 1.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 97.9
Canada - 1.0
Ireland - 0.7
Netherlands - 0.4

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	7.2
NVIDIA Corp	7.0
Apple Inc	5.9
Amazon.com Inc	4.7
Alphabet Inc Class C	3.7
JPMorgan Chase & Co	2.2
Eli Lilly & Co	1.7
GE Vernova Inc	1.6
Walt Disney Co/The	1.5
Alnylam Pharmaceuticals Inc	1.5
37.0
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund added a contractual proxy and shareholder meeting expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913572.101    6416-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Factor ETF Fidelity® Value Factor ETF : FVAL Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Value Factor ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Value Factor ETF	$ 16	0.15%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, information technology gained 14% and contributed most to the fund's performance for the fiscal year. Financials stocks also helped (+22%). Communication services rose 27%, boosted by the media & entertainment industry (+26%), consumer discretionary gained roughly 19%, and industrials advanced roughly 14%. Other contributors included the consumer staples (+12%), utilities (+16%), materials (+3%) and real estate (+3%) sectors.
•In contrast, health care returned about -16% and detracted most. This group was hampered by the health care equipment & services industry (-46%). Energy (-9%) also hurt.
•Turning to individual stocks, the top contributor was Nvidia (+44%), from the semiconductors & semiconductor equipment industry. Microsoft (+29%), a stock in the software & services industry, contributed. Meta Platforms (+65%) and Alphabet (+12%), within the media & entertainment category, lifted the fund. Lastly, in consumer discretionary distribution & retail, Amazon.com gained roughly 26% and also lifted the fund.
•Conversely, the biggest detractor was UnitedHealth Group (-56%), from the health care equipment & services category. Within the same category, Centene (-66%) and Elevance Health (-46%) hurt. Apple, within the technology hardware & equipment category, returned -6% and detracted. Lastly, Merck (-29%), a stock in the pharmaceuticals, biotechnology & life sciences group, also hurt the fund.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 12, 2016 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Value Factor ETF - NAV A	11.72%	15.09%	13.08%
Fidelity U.S. Value Factor Index℠A	11.89%	15.36%	13.38%
Russell 1000® IndexA	16.54%	15.49%	14.61%
A   From September 12, 2016

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$979,841,942
Number of Holdings	128
Total Advisory Fee	$1,384,888
Portfolio Turnover	42%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.3
Financials	14.0
Consumer Discretionary	10.8
Communication Services	9.7
Industrials	8.8
Health Care	8.7
Consumer Staples	5.3
Energy	3.2
Materials	2.4
Utilities	2.3
Real Estate	2.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.0
Ireland - 0.8
United Kingdom - 0.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.7
Microsoft Corp	7.9
Apple Inc	6.2
Amazon.com Inc	4.2
Alphabet Inc Class A	3.9
Meta Platforms Inc Class A	3.2
Berkshire Hathaway Inc Class B	2.2
Tesla Inc	1.8
Visa Inc Class A	1.6
Johnson & Johnson	1.4
41.1
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913544.101    2858-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® U.S. Multifactor ETF Fidelity® U.S. Multifactor ETF : FLRG Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® U.S. Multifactor ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® U.S. Multifactor ETF	$ 16	0.15%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, information technology gained about 20% and contributed most to the fund's performance for the fiscal year. Communication services stocks also helped (+31%), benefiting from the media & entertainment industry (+32%). Utilities rose 109%, financials gained 11%, lifted by the financial services industry (+18%), and industrials advanced approximately 11%. Other contributors included the consumer staples (+15%), consumer discretionary (+6%), real estate (+6%) and materials (+2%) sectors.
•Conversely, health care returned -14% and detracted most. This group was hampered by the health care equipment & services industry (-57%). Energy (-3%) also hurt.
•Turning to individual stocks, the top contributor was Nvidia (+52%), from the semiconductors & semiconductor equipment category. Within the same category, Broadcom gained 87% and boosted the fund. In software & services, Microsoft (+29%) helped. In utilities, Vistra (+171%) helped. Lastly, Meta Platforms (+64%), from the media & entertainment industry, also boosted the fund.
•In contrast, the biggest detractor was Apple (-14%), from the technology hardware & equipment group. In health care equipment & services, Centene (-66%) and Molina Healthcare (-54%) detracted. In pharmaceuticals, biotechnology & life sciences, Regeneron Pharmaceuticals returned approximately -49% and hurt the fund. Lastly, in energy, Chord Energy returned -32% and also hurt the fund.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 15, 2020 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® U.S. Multifactor ETF - NAV A	13.15%	14.77%
Fidelity U.S. Multifactor Index℠A	13.33%	15.03%
Russell 1000® IndexA	16.54%	14.90%
A   From September 15, 2020

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$247,850,932
Number of Holdings	102
Total Advisory Fee	$288,148
Portfolio Turnover	43%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.7
Financials	13.3
Consumer Discretionary	10.9
Communication Services	9.6
Health Care	9.0
Industrials	8.9
Consumer Staples	5.3
Energy	3.0
Utilities	2.7
Real Estate	2.3
Materials	2.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.6
Ireland - 0.4

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	7.8
Microsoft Corp	7.2
Apple Inc	5.6
Alphabet Inc Class A	3.7
Meta Platforms Inc Class A	3.0
Broadcom Inc	2.7
Visa Inc Class A	1.9
Eli Lilly & Co	1.6
Mastercard Inc Class A	1.6
Johnson & Johnson	1.5
36.6
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund added a contractual proxy and shareholder meeting expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913563.101    6044-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Sustainable U.S. Equity ETF Fidelity® Sustainable U.S. Equity ETF : FSST Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Sustainable U.S. Equity ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Sustainable U.S. Equity ETF	$ 62	0.59%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection and market selection were the primary detractors from the fund's performance versus the Russell 3000 Index for the fiscal year, led by information technology. Also hurting our result was stock selection in utilities and communication services, primarily within the media & entertainment industry.
•The biggest individual relative detractor was an underweight in Broadcom (+85%). This was a stake we established this period. A second notable relative detractor was our stake in ON Semiconductor (-30%). The stock was not held at period end. A non-benchmark stake in Icon returned -41% and notably hurt. The stock was not held at period end.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in energy. Picks and an overweight in industrials, primarily within the capital goods industry, also boosted the fund's relative performance. Also helping our relative result was security selection in materials. Lastly, the fund's position in cash contributed.
•The top individual relative contributor was our stake in BrightSpring Health Services (+80%). The stock was not held at period end. The second-largest relative contributor was an overweight in Nvidia (+52%). The stock was the fund's largest holding. An overweight in Netflix (+86%) also contributed. The company was one of the fund's largest holdings.
•Notable changes in positioning include increased exposure to the communication services and consumer staples sectors.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 15, 2021 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Sustainable U.S. Equity ETF - NAV A	12.59%	10.44%
MSCI USA IMI ESG Leaders IndexA	13.90%	10.90%
Russell 3000® IndexA	15.68%	10.41%
A   From June 15, 2021

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$16,616,918
Number of Holdings	95
Total Advisory Fee	$88,728
Portfolio Turnover	72%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	28.4
Industrials	13.8
Communication Services	12.7
Financials	11.2
Health Care	11.1
Consumer Discretionary	10.6
Consumer Staples	4.7
Materials	2.9
Energy	1.9
Real Estate	1.3
Utilities	0.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.5
Short-Term Investments and Net Other Assets (Liabilities) - 0.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 93.7
Canada - 1.7
Taiwan - 1.6
Netherlands - 0.9
United Kingdom - 0.8
India - 0.7
Brazil - 0.6

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	9.0
Microsoft Corp	7.0
Apple Inc	5.6
Amazon.com Inc	5.2
Meta Platforms Inc Class A	4.4
Alphabet Inc Class A	3.9
Eli Lilly & Co	2.6
JPMorgan Chase & Co	2.4
Netflix Inc	2.0
Boston Scientific Corp	1.8
43.9
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund added a contractual proxy and shareholder meeting expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913571.101    6415-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Stocks for Inflation ETF Fidelity® Stocks for Inflation ETF : FCPI Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Stocks for Inflation ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Stocks for Inflation ETF	$ 16	0.15%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, information technology gained approximately 26% and contributed most to the fund's performance for the fiscal year. Utilities stocks also helped (+142%). Financials rose roughly 18%, boosted by the financial services industry (+27%), consumer staples gained 13%, lifted by the food, beverage & tobacco industry (+33%), and communication services advanced 33%. Other contributors included the real estate (+12%), consumer discretionary (+9%), industrials (+4%) and energy (+0%) sectors.
•In contrast, health care returned approximately -9% and detracted most. This group was hampered by the health care equipment & services industry (-19%). Materials (-3%) also hurt.
•Turning to individual stocks, the biggest contributor was Vistra (+172%), from the utilities sector. Within the same sector, NRG Energy (+106%) boosted the fund. In semiconductors & semiconductor equipment, Nvidia (+52%) and Broadcom (+87%) lifted the fund. Lastly, in software & services, Microsoft gained 29% and also helped.
•Conversely, the biggest detractor was Cabot (-14%), from the materials sector. Another notable detractor was Regeneron Pharmaceuticals (-35%), a stock in the pharmaceuticals, biotechnology & life sciences industry. Elevance Health (-29%) and Doximity (-19%), within the health care equipment & services group, hindered the fund. Lastly, Apple, within the technology hardware & equipment category, returned -6% and also hurt.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
November 5, 2019 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Stocks for Inflation ETF - NAV A	15.48%	16.69%	14.01%
Fidelity Stocks for Inflation Factor Index℠A	15.68%	16.96%	14.31%
Russell 1000® IndexA	16.54%	15.49%	14.99%
A   From November 5, 2019

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$226,291,324
Number of Holdings	100
Total Advisory Fee	$308,027
Portfolio Turnover	77%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	27.0
Health Care	14.4
Consumer Staples	10.4
Financials	8.5
Energy	7.2
Materials	6.5
Utilities	6.5
Consumer Discretionary	6.1
Real Estate	4.7
Industrials	4.4
Communication Services	4.2

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.9
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.7
Ireland - 0.3

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.4
Microsoft Corp	5.9
Apple Inc	4.6
NRG Energy Inc	3.7
CF Industries Holdings Inc	3.6
Exxon Mobil Corp	3.2
Cabot Corp	2.9
Vistra Corp	2.8
Philip Morris International Inc	2.6
VICI Properties Inc	2.5
38.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913562.101    5027-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small-Mid Multifactor ETF Fidelity® Small-Mid Multifactor ETF : FSMD Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Small-Mid Multifactor ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Small-Mid Multifactor ETF	$ 15	0.15%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, industrials gained roughly 11% and contributed most to the fund's performance for the fiscal year, driven by the capital goods industry (+16%). Financials stocks also helped, gaining roughly 11%. The utilities sector rose 27%. Consumer discretionary (+4%) also contributed, lifted by the consumer services industry (+18%). Other contributors included the consumer staples (+7%), information technology (+2%) and communication services (+5%) sectors.
•Conversely, health care returned roughly -8% and detracted most. Energy (-10%) also hurt. Other detractors were the materials (-5%) sector and the real estate (-3%) sector, especially the equity real estate investment trusts industry (-3%).
•Turning to individual stocks, the biggest contributor was Tapestry (+174%), from the consumer durables & apparel group. In utilities, NRG Energy gained 106% and contributed. Interactive Brokers, within the financial services industry, gained 122% and helped. Hims & Hers Health (+319%), a stock in the health care equipment & services group, contributed. Lastly, Comfort Systems USA, within the capital goods group, gained roughly 113% and also contributed.
•In contrast, the biggest detractor was Sarepta Therapeutics (-88%), from the pharmaceuticals, biotechnology & life sciences industry. In consumer durables & apparel, TopBuild returned -37% and hurt. Another notable detractor was Onto Innovation (-50%), a stock in the semiconductors & semiconductor equipment industry. Another notable detractor was Teleflex (-45%), a stock in the health care equipment & services category. Lastly, SPS Commerce, within the software & services category, returned approximately -49% and also detracted.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 26, 2019 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Small-Mid Multifactor ETF - NAV A	4.08%	13.50%	10.05%
Fidelity Small-Mid Multifactor Index℠A	4.18%	13.80%	10.35%
Dow Jones U.S. Completion Total Stock Market Index℠A	11.61%	10.83%	9.79%
Dow Jones U.S. Total Stock Market Index℠A	15.73%	15.12%	14.55%
A   From February 26, 2019

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$1,611,298,162
Number of Holdings	595
Total Advisory Fee	$1,377,422
Portfolio Turnover	38%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	21.6
Financials	18.3
Consumer Discretionary	12.6
Information Technology	11.1
Health Care	10.7
Real Estate	6.2
Materials	4.7
Energy	4.6
Consumer Staples	3.8
Communication Services	3.2
Utilities	3.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 97.9
United Kingdom - 0.8
Bermuda - 0.4
Puerto Rico - 0.3
Thailand - 0.3
Monaco - 0.1
Canada - 0.1
Ireland - 0.1

TOP HOLDINGS (% of Fund's net assets)
NRG Energy Inc	0.8
EMCOR Group Inc	0.6
Interactive Brokers Group Inc Class A	0.6
Tapestry Inc	0.5
Comfort Systems USA Inc	0.5
Expand Energy Corp	0.5
Live Nation Entertainment Inc	0.5
Insmed Inc	0.4
Anglogold Ashanti Plc	0.4
Smurfit WestRock PLC	0.4
5.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund added a contractual proxy and shareholder meeting expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913553.101    3356-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Fundamental Small-Mid Cap ETF Fidelity® Fundamental Small-Mid Cap ETF : FFSM Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Fundamental Small-Mid Cap ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Fundamental Small-Mid Cap ETF	$ 44	0.43%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 2500 Index for the fiscal year, especially within financials. Also hurting our result were picks in health care and materials.
•Not owning Robinhood Markets, a benchmark component that gained roughly 304%, was the largest individual relative detractor. The second-largest relative detractor was an overweight in Insight Enterprises (-47%). This period we increased our stake in Insight Enterprises. A non-benchmark stake in Molina Healthcare returned -51% and notably hurt. This period we increased our stake in Molina Healthcare.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. Stock picking in real estate and consumer staples also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in IES Holdings (+108%). This was a position we established this period. The company was one of the fund's largest holdings at period end. A second notable relative contributor was an overweight in Brinker International (+135%). This period we increased our position in Brinker International. Another notable relative contributor was an overweight in Somnigroup International (+39%). This period we increased our position in Somnigroup International. The stock was the fund's biggest holding at period end.
•Notable changes in positioning include decreased exposure to the energy sector and a higher allocation to real estate.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 2, 2021 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Fundamental Small-Mid Cap ETF - NAV A	3.05%	8.06%
Russell 2500™ IndexA	4.28%	4.60%
Russell 3000® IndexA	15.68%	12.03%
A   From February 2, 2021

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$710,326,137
Number of Holdings	189
Total Advisory Fee	$1,927,243
Portfolio Turnover	66%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Industrials	23.7
Financials	17.7
Information Technology	12.9
Consumer Discretionary	12.2
Health Care	9.4
Consumer Staples	5.3
Real Estate	5.3
Materials	5.3
Energy	4.2
Utilities	2.2
Communication Services	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.0
Short-Term Investments and Net Other Assets (Liabilities) - 1.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 93.0
Canada - 2.3
United Kingdom - 2.0
Thailand - 1.3
Israel - 0.5
Puerto Rico - 0.3
Japan - 0.3
Netherlands - 0.3

TOP HOLDINGS (% of Fund's net assets)
Somnigroup International Inc	1.9
TechnipFMC PLC	1.7
IES Holdings Inc	1.7
US Foods Holding Corp	1.6
Performance Food Group Co	1.5
ITT Inc	1.5
BJ's Wholesale Club Holdings Inc	1.4
SPX Technologies Inc	1.4
Fabrinet	1.3
Eagle Materials Inc	1.3
15.3
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Expense reductions

The fund added a contractual proxy and shareholder meeting expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913570.101    6342-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Real Estate Investment ETF Fidelity® Real Estate Investment ETF : FPRO Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Real Estate Investment ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Real Estate Investment ETF	$ 60	0.59%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the MSCI US IMI Real Estate 25/50 Index for the fiscal year, led by health care. Stock selection in the diversified REITs category also boosted the fund's relative performance. Also bolstering our relative result was an underweight in timber.
•The top individual relative contributor was an overweight in Ventas (+27%). The stock was one of our largest holdings this period. The second-largest relative contributor this period was avoiding Alexandria Real Estate Equities, an index component that returned -31%. An overweight in CBRE (+39%) also helped. The stock was among the fund's biggest holdings.
•In contrast, the biggest detractors from performance versus the real estate index were picks and an overweight in industrials. An underweight among diversified REITs also hampered the fund's result. Also detracting from our result were picks in free standing stocks.
•The largest individual relative detractor was an overweight in Americold Realty Trust (-44%). This period we increased our investment in Americold Realty Trust. The second-largest relative detractor was an underweight in Zillow (+63%). Not owning Simon Property Group, an index component that gained 12%, was another notable relative detractor.
•Notable changes in positioning include decreased exposure to the self-storage industry and a higher allocation to health care.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 2, 2021 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Real Estate Investment ETF - NAV A	3.02%	5.25%
MSCI US IMI Real Estate 25/50 IndexA	2.63%	4.37%
S&P 500® IndexA	16.33%	13.58%
A   From February 2, 2021

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$15,153,622
Number of Holdings	44
Total Advisory Fee	$86,955
Portfolio Turnover	38%
What did the Fund invest in?
(as of July 31, 2025)

TOP INDUSTRIES (% of Fund's net assets)
Specialized REITs	35.0
Retail REITs	15.5
Industrial REITs	15.4
Residential REITs	14.0
Health Care REITs	11.3
Real Estate Management & Development	8.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.7
Short-Term Investments and Net Other Assets (Liabilities) - 0.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 100.0

TOP HOLDINGS (% of Fund's net assets)
American Tower Corp	9.8
Prologis Inc	9.1
Welltower Inc	7.6
Equinix Inc	7.5
Kimco Realty Corp	4.6
NNN REIT Inc	4.2
Digital Realty Trust Inc	4.2
UDR Inc	4.0
CBRE Group Inc Class A	4.0
Public Storage Operating Co	3.9
58.9
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund added a contractual proxy and shareholder meeting expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913569.101    6341-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Quality Factor ETF Fidelity® Quality Factor ETF : FQAL Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Quality Factor ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Quality Factor ETF	$ 16	0.15%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, information technology gained 18% and contributed most to the fund's performance for the fiscal year, driven by the semiconductors & semiconductor equipment industry (+39%). Communication services stocks also helped (+33%), benefiting from the media & entertainment industry (+34%). Financials rose 17%, consumer discretionary gained approximately 21%, and utilities advanced 59%. Other contributors included the industrials (+9%), consumer staples (+9%), energy (+6%) and health care (-1%) sectors.
•Conversely, materials returned roughly -3% and detracted most. Real estate (-1%) also hurt, hampered by the equity real estate investment trusts industry (-1%).
•Turning to individual stocks, the top contributor was Nvidia (+52%), from the semiconductors & semiconductor equipment category. From the same group, Broadcom gained approximately 87% and lifted the fund. Another notable contributor was Microsoft (+29%), a stock in the software & services group. Lastly, in media & entertainment, Meta Platforms (+64%) and Netflix (+73%) also contributed.
•In contrast, the biggest detractor was UnitedHealth Group (-46%), from the health care equipment & services industry. Within the same group, Intuitive Surgical returned approximately -19% and detracted. Another notable detractor was Apple (-6%), a stock in the technology hardware & equipment industry. Lastly, in software & services, Adobe (-35%) and Salesforce (-16%) also hurt the fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 12, 2016 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Quality Factor ETF - NAV A	15.56%	14.74%	13.95%
Fidelity U.S. Quality Factor Index℠A	15.75%	15.02%	14.25%
Russell 1000® IndexA	16.54%	15.49%	14.61%
A   From September 12, 2016

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$1,052,718,959
Number of Holdings	129
Total Advisory Fee	$1,580,687
Portfolio Turnover	33%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.2
Financials	13.9
Consumer Discretionary	11.1
Communication Services	9.3
Health Care	9.0
Industrials	9.0
Consumer Staples	5.3
Energy	3.1
Utilities	2.6
Materials	2.2
Real Estate	2.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 100.0

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.2
Microsoft Corp	7.4
Apple Inc	5.8
Alphabet Inc Class A	3.6
Meta Platforms Inc Class A	3.1
Broadcom Inc	3.0
Berkshire Hathaway Inc Class B	2.0
JPMorgan Chase & Co	2.0
Visa Inc Class A	1.5
Home Depot Inc/The	1.4
38.0
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund added a contractual proxy and shareholder meeting expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913543.101    2857-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Fundamental Large Cap Core ETF Fidelity® Fundamental Large Cap Core ETF : FFLC Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Fundamental Large Cap Core ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Fundamental Large Cap Core ETF	$ 41	0.38%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by information technology. Security selection in industrials, primarily within the capital goods industry, also boosted the fund's relative performance. Also lifting the fund's relative result were picks and an underweight in consumer staples, primarily within the household & personal products industry.
•The top individual relative contributor was an overweight in GE Vernova (+270%). A second notable relative contributor was an overweight in Meta Platforms (+63%). The company was among the fund's biggest holdings. An underweight in Apple (-6%) also helped. The company was one of the fund's biggest holdings.
•In contrast, the biggest detractor from performance versus the benchmark was stock selection in consumer discretionary, primarily within the automobiles & components industry. An underweight in information technology also hampered the fund's result. Also detracting from our result was stock selection in utilities.
•The biggest individual relative detractor was an overweight in UnitedHealth Group (-56%). This period we increased our position in UnitedHealth Group. The second-largest relative detractor was our stake in Edison International (-27%). The stock was not held at period end. Another notable relative detractor this period was avoiding Palantir Technologies, a benchmark component that gained roughly 326%.
•Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to financials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 2, 2020 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Fundamental Large Cap Core ETF - NAV A	16.30%	21.33%	21.04%
S&P 500® IndexA	16.33%	15.88%	16.74%
A   From June 2, 2020

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$796,671,270
Number of Holdings	100
Total Advisory Fee	$2,458,714
Portfolio Turnover	46%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	30.2
Financials	15.5
Industrials	13.0
Communication Services	11.4
Consumer Discretionary	8.8
Health Care	7.5
Energy	4.6
Consumer Staples	3.7
Materials	2.0
Utilities	1.9
Real Estate	1.2

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 93.1
Canada - 1.6
Taiwan - 1.4
Germany - 1.1
Brazil - 0.8
Belgium - 0.5
Zambia - 0.4
United Kingdom - 0.3
China - 0.3
Others - 0.5

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.4
Microsoft Corp	7.3
Meta Platforms Inc Class A	5.8
Amazon.com Inc	4.5
Alphabet Inc Class A	3.6
Apple Inc	3.2
Broadcom Inc	2.7
Wells Fargo & Co	2.4
Bank of America Corp	2.3
Exxon Mobil Corp	2.3
42.5
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund added a contractual proxy and shareholder meeting expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913564.101    6079-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Momentum Factor ETF Fidelity® Momentum Factor ETF : FDMO Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Momentum Factor ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Momentum Factor ETF	$ 17	0.15%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, information technology gained roughly 44% and contributed most to the fund's performance for the fiscal year. Financials stocks also helped (+27%). Industrials rose 33%, boosted by the capital goods industry (+50%), communication services gained approximately 34%, lifted by the media & entertainment industry (+39%), and consumer discretionary advanced about 23%. Other contributors included the utilities (+48%), consumer staples (+14%), real estate (+7%) and materials (+3%) sectors.
•Conversely, health care returned -16% and detracted most. Energy (-1%) also hurt.
•Turning to individual stocks, the top contributor was AppLovin (+348%), from the software & services industry. Within the same group, Microsoft (+29%) and Palantir Technologies (+207%) lifted the fund. Lastly, Nvidia (+53%) and Broadcom (+87%), from the semiconductors & semiconductor equipment industry, also lifted the fund.
•In contrast, the biggest detractor was Super Micro Computer (-74%), from the technology hardware & equipment category. From the same category, Apple (-7%) hindered the fund. In health care equipment & services, UnitedHealth Group (-37%) hindered the fund. Lastly, in semiconductors & semiconductor equipment, KLA (-25%) and Applied Materials (-20%) also hurt.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 12, 2016 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Momentum Factor ETF - NAV A	24.53%	15.69%	14.62%
Fidelity U.S. Momentum Factor Index℠A	24.74%	15.99%	14.95%
Russell 1000® IndexA	16.54%	15.49%	14.61%
A   From September 12, 2016

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$506,150,235
Number of Holdings	128
Total Advisory Fee	$607,674
Portfolio Turnover	121%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	33.2
Financials	13.5
Consumer Discretionary	10.5
Industrials	9.7
Communication Services	9.6
Health Care	8.7
Consumer Staples	4.9
Energy	2.9
Utilities	2.6
Real Estate	2.2
Materials	2.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.9
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.4
Canada - 0.4
United Kingdom - 0.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.1
Microsoft Corp	7.4
Apple Inc	5.7
Amazon.com Inc	4.2
Meta Platforms Inc Class A	3.8
Broadcom Inc	3.1
JPMorgan Chase & Co	1.9
Tesla Inc	1.8
Berkshire Hathaway Inc Class B	1.8
Netflix Inc	1.6
39.4
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913542.101    2856-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Magellan℠ ETF Fidelity® Magellan℠ ETF : FMAG Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Magellan℠ ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Magellan℠ ETF	$ 64	0.59%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, market selection and security selection both contributed to the fund's performance versus the S&P 500® index for the fiscal year, led by stock picking in the information technology sector. Underweights in health care and energy also boosted the fund's relative performance.
•Not owning Apple, a benchmark component that returned -6%, was the top individual relative contributor, followed by an overweight in Broadcom (+85%), where we increased our position this period, making it one of our larger holdings. Outsized exposure to Amphenol (+67%) helped. We increased our position in the stock, making it one of the fund's more sizable holdings at period end.
•In contrast, the biggest detractor from performance versus the benchmark was stock picking in health care. Investment choices and an underweight in financials also hurt, along with an overweight in materials.
•The largest individual relative detractor was a non-benchmark stake in Novo Nordisk (-37%), a stock that was no longer held at period end. Our position in UnitedHealth Group (-45%) hurt as well. However, the stock was sold prior to July 31. Untimely ownership of Alphabet (+12%), which we sold during the period, further pressured performance.
•Notable changes in positioning include lower allocations to the health care and materials sectors, as well as greater exposure to financials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 2, 2021 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Magellan℠ ETF - NAV A	19.02%	13.53%
S&P 500® IndexA	16.33%	13.58%
A   From February 2, 2021

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$273,655,724
Number of Holdings	51
Total Advisory Fee	$1,091,085
Portfolio Turnover	70%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	38.9
Industrials	18.2
Financials	16.0
Consumer Discretionary	12.2
Communication Services	8.2
Materials	2.8
Consumer Staples	1.7
Health Care	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 96.1
Taiwan - 1.5
Brazil - 1.2
Canada - 1.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	9.5
Microsoft Corp	9.0
Amazon.com Inc	5.8
Meta Platforms Inc Class A	4.8
Broadcom Inc	4.6
Netflix Inc	2.3
Visa Inc Class A	2.2
Amphenol Corp Class A	2.2
Mastercard Inc Class A	2.0
Cadence Design Systems Inc	2.0
44.4
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund added a contractual proxy and shareholder meeting expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913568.101    6340-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Low Volatility Factor ETF Fidelity® Low Volatility Factor ETF : FDLO Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Low Volatility Factor ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Low Volatility Factor ETF	$ 16	0.15%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, information technology gained 16% and contributed most to the fund's performance for the fiscal year, driven by the software & services industry (+22%). Financials, which gained 15%, also helped, as did consumer discretionary, which advanced approximately 16%, lifted by the consumer discretionary distribution & retail industry (+17%). The communication services sector rose 14%, while industrials gained about 6% and utilities advanced about 20%. Other contributors included the consumer staples (+7%), energy (+6%), materials (+2%) and real estate (+2%) sectors.
•In contrast, health care returned -16% and detracted most.
•Turning to individual stocks, the biggest contributor was Microsoft (+28%), from the software & services group. Within the same group, Oracle gained roughly 83% and contributed. Broadcom, within the semiconductors & semiconductor equipment category, gained 35% and lifted the fund. Amazon.com (+25%), a stock in the consumer discretionary distribution & retail category, lifted the fund. Lastly, in banks, JPMorgan Chase gained 42% and also helped.
•Conversely, the biggest detractor was UnitedHealth Group (-56%), from the health care equipment & services industry. Apple (-6%), from the technology hardware & equipment category, hurt the fund's performance. In pharmaceuticals, biotechnology & life sciences, Regeneron Pharmaceuticals (-49%) and Merck (-28%) hurt the fund's performance. Lastly, in financial services, Fiserv (-40%) also hurt.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 12, 2016 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Low Volatility Factor ETF - NAV A	9.39%	12.05%	12.54%
Fidelity U.S. Low Volatility Factor Index℠A	9.55%	12.32%	12.81%
Russell 1000® IndexA	16.54%	15.49%	14.61%
A   From September 12, 2016

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$1,235,881,122
Number of Holdings	128
Total Advisory Fee	$1,899,551
Portfolio Turnover	19%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	31.7
Financials	14.1
Consumer Discretionary	10.9
Communication Services	9.5
Industrials	9.4
Health Care	8.8
Consumer Staples	5.3
Energy	3.2
Utilities	2.4
Real Estate	2.3
Materials	2.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.7
Short-Term Investments and Net Other Assets (Liabilities) - 0.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.1
Ireland - 0.9

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	8.1
Apple Inc	6.3
Amazon.com Inc	4.3
Alphabet Inc Class A	4.3
Broadcom Inc	3.6
Oracle Corp	2.1
Berkshire Hathaway Inc Class B	2.1
JPMorgan Chase & Co	2.0
Visa Inc Class A	1.6
Cisco Systems Inc	1.5
35.9
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913541.101    2855-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® High Dividend ETF Fidelity® High Dividend ETF : FDVV Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® High Dividend ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® High Dividend ETF	$ 16	0.15%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, information technology gained roughly 25% and contributed most to the fund's performance for the fiscal year. Financials stocks also helped (+33%). Consumer staples rose about 13%, boosted by the food, beverage & tobacco industry (+19%), industrials gained 17%, lifted by the capital goods industry (+28%), and utilities advanced approximately 8%. Other contributors included the real estate (+4%), communication services (+16%), energy (+3%) and consumer discretionary (+3%) sectors.
•In contrast, health care returned approximately -7% and detracted most. This group was hampered by the health care equipment & services industry (-34%).
•Turning to individual stocks, the top contributor was Nvidia (+54%), from the semiconductors & semiconductor equipment category. Within the same industry, Broadcom (+88%) helped. Another notable contributor was Microsoft (+29%), a stock in the software & services group. ABN AMRO Bank, within the banks category, gained about 60% and helped. Lastly, in food, beverage & tobacco, Philip Morris International (+48%) also boosted the fund.
•Conversely, the biggest detractor was UnitedHealth Group (-56%), from the health care equipment & services group. Edison International (-31%), a stock in the utilities sector, hindered the fund. Another notable detractor was Devon Energy (-27%), a stock in the energy sector. In food, beverage & tobacco, PepsiCo (-17%) hurt the fund. Lastly, in technology hardware & equipment, Apple (-6%) also detracted.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 12, 2016 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® High Dividend ETF - NAV A	13.72%	18.09%	12.77%
Fidelity High Dividend Index℠A	13.93%	18.41%	13.09%
Russell 1000® IndexA	16.54%	15.49%	14.61%
A   From September 12, 2016

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$6,213,685,835
Number of Holdings	107
Total Advisory Fee	$6,745,533
Portfolio Turnover	39%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	25.6
Financials	21.6
Consumer Staples	12.5
Utilities	9.6
Energy	9.2
Real Estate	8.9
Consumer Discretionary	4.0
Health Care	3.2
Industrials	2.7
Communication Services	2.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 95.4
Netherlands - 2.4
Sweden - 1.3
Japan - 0.3
Hong Kong - 0.2
United Kingdom - 0.2
Singapore - 0.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.7
Microsoft Corp	6.0
Apple Inc	4.7
JPMorgan Chase & Co	2.7
Broadcom Inc	2.7
Visa Inc Class A	2.2
ABN AMRO Bank NV depository receipt	2.2
Philip Morris International Inc	2.2
Exxon Mobil Corp	2.0
Coca-Cola Co/The	1.9
33.3
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913539.101    2853-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Fundamental Large Cap Growth ETF Fidelity® Fundamental Large Cap Growth ETF : FFLG Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Fundamental Large Cap Growth ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Fundamental Large Cap Growth ETF	$ 42	0.38%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 1000 Growth Index for the fiscal year, especially in consumer discretionary. Picks and an underweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also hampered the fund's result. Also detracting from our result was an overweight in health care.
•The largest individual relative detractor was an underweight in Broadcom (+85%). This period we increased our stake in Broadcom. The company was among our largest holdings at period end. A second notable relative detractor this period was avoiding Palantir Technologies, a benchmark component that gained 489%. Another notable relative detractor was our non-benchmark stake in NXP Semiconductors (-18%).
•In contrast, the biggest contributor to performance versus the benchmark was security selection in industrials. Security selection and an overweight in communication services, primarily within the media & entertainment industry, also boosted relative performance. Also contributing to our result were stock picks in health care, primarily within the health care equipment & services industry.
•The top individual relative contributor was an overweight in Robinhood Markets (+388%). A second notable relative contributor was an overweight in Nvidia (+52%). The stock was the fund's biggest holding. Another relative contributor was an overweight in GE Vernova (+271%).
•Notable changes in positioning include increased exposure to the financials sector and a lower allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 2, 2021 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Fundamental Large Cap Growth ETF - NAV A	21.02%	7.61%
Russell 1000® Growth IndexA	23.75%	14.53%
Russell 1000® IndexA	16.54%	12.66%
A   From February 2, 2021

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$465,241,604
Number of Holdings	91
Total Advisory Fee	$1,392,306
Portfolio Turnover	52%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	45.1
Communication Services	15.2
Consumer Discretionary	14.2
Health Care	8.7
Financials	6.6
Industrials	5.6
Consumer Staples	2.1
Materials	0.9
Energy	0.5
Real Estate	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.7
Taiwan - 1.9
Netherlands - 1.3
Canada - 1.1
Belgium - 0.4
China - 0.3
Germany - 0.2
Brazil - 0.1

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	16.2
Microsoft Corp	10.2
Amazon.com Inc	8.2
Apple Inc	7.5
Meta Platforms Inc Class A	4.9
Alphabet Inc Class A	3.5
Netflix Inc	2.5
Mastercard Inc Class A	2.2
Alphabet Inc Class C	2.2
Broadcom Inc	2.1
59.5
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee

The fund added a contractual proxy and shareholder meeting expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913567.101    6339-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Dividend ETF for Rising Rates Fidelity® Dividend ETF for Rising Rates : FDRR Principal U.S. Listing Exchange : NYSE Arca, Inc.

This annual shareholder report contains information about Fidelity® Dividend ETF for Rising Rates for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Dividend ETF for Rising Rates	$ 16	0.15%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, information technology gained roughly 27% and contributed most to the fund's performance for the fiscal year. Financials stocks also helped (+34%). Industrials rose about 20%, boosted by the capital goods industry (+32%), communication services gained 16%, and consumer staples advanced approximately 11%. Other contributors included the utilities (+9%), consumer discretionary (+3%) and real estate (+3%) sectors.
•In contrast, health care returned -13% and detracted most. Materials (-13%) and energy (-3%) also hurt.
•Turning to individual stocks, the biggest contributor was Nvidia (+53%), from the semiconductors & semiconductor equipment group. Within the same industry, Broadcom (+87%) helped. Microsoft (+29%), from the software & services group, lifted the fund. Lastly, JPMorgan Chase (+43%) and ABN AMRO Bank (+60%), from the banks group, also contributed.
•Conversely, the biggest detractor was UnitedHealth Group (-56%), from the health care equipment & services category. Apple (-6%) and HP (-29%), within the technology hardware & equipment category, detracted. In pharmaceuticals, biotechnology & life sciences, Merck returned roughly -29% and hurt the fund. Lastly, in automobiles & components, Stellantis (-32%) also hurt.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 12, 2016 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Dividend ETF for Rising Rates - NAV A	14.99%	14.81%	12.39%
Fidelity Dividend Index for Rising Rates℠A	15.17%	15.10%	12.71%
Russell 1000® IndexA	16.54%	15.49%	14.61%
A   From September 12, 2016

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$584,028,393
Number of Holdings	116
Total Advisory Fee	$829,180
Portfolio Turnover	27%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	33.2
Financials	14.6
Consumer Discretionary	10.0
Industrials	9.6
Communication Services	9.1
Health Care	8.7
Consumer Staples	5.1
Energy	3.0
Utilities	2.3
Real Estate	2.2
Materials	1.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.7
Short-Term Investments and Net Other Assets (Liabilities) - 0.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 93.9
Netherlands - 2.0
Germany - 0.8
Japan - 0.7
Hong Kong - 0.7
United Kingdom - 0.7
Singapore - 0.6
France - 0.4
Australia - 0.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.6
Microsoft Corp	7.8
Apple Inc	6.2
Alphabet Inc Class A	3.5
Broadcom Inc	3.5
Meta Platforms Inc Class A	2.9
JPMorgan Chase & Co	2.3
Eli Lilly & Co	1.6
Cisco Systems Inc	1.5
Johnson & Johnson	1.4
39.3
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913540.101    2854-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Value ETF Fidelity® Blue Chip Value ETF : FBCV Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Blue Chip Value ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Blue Chip Value ETF	$ 60	0.59%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 1000 Value Index for the fiscal year, especially within the utilities sector. Picks in communication services also hampered the fund's result. Investment choices and an overweight in health care, especially in the health care equipment & services industry, hurt as well.
•The biggest individual relative detractor was our stake in Centene (-57%), a stock that was no longer held at period end. An overweight in Cigna (-22%), one of our largest holdings, also hurt. Outsized exposure to PG&E (-23%) further pressured performance. This period we decreased our position in the stock.
•In contrast, the biggest contributors to performance versus the benchmark were stock selection and an underweight in materials. Picks in information technology also boosted relative performance, as did investment choices and an overweight in financials, primarily within the insurance industry.
•The top individual relative contributor was our stake in Thermo Fisher Scientific (+15%), an investment we established this period. An overweight in Deere (+42%) helped too. Outsized exposure to Cisco Systems (+44%), one of the fund's biggest holdings, was another plus.
•Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to utilities stocks.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 2, 2020 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Blue Chip Value ETF - NAV A	5.53%	12.33%	12.18%
Russell 1000® Value IndexA	8.79%	13.18%	13.10%
Russell 1000® IndexA	16.54%	15.49%	16.43%
A   From June 2, 2020

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$127,498,968
Number of Holdings	118
Total Advisory Fee	$737,387
Portfolio Turnover	69%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	23.5
Industrials	14.8
Health Care	10.2
Energy	9.0
Consumer Staples	8.7
Information Technology	8.3
Communication Services	7.9
Consumer Discretionary	7.8
Materials	3.8
Utilities	2.8
Real Estate	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.1
Short-Term Investments and Net Other Assets (Liabilities) - 1.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.7
United Kingdom - 3.1
Canada - 1.9
Germany - 0.1
Netherlands - 0.1
Switzerland - 0.1

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	4.1
Alphabet Inc Class A	3.6
Bank of America Corp	3.0
Cisco Systems Inc	2.5
Shell PLC ADR	2.2
Wells Fargo & Co	2.1
The Travelers Companies, Inc.	2.1
Amazon.com Inc	2.0
Cigna Group/The	1.9
JPMorgan Chase & Co	1.8
25.3
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund added a contractual proxy and shareholder meeting expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913566.101    6190-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Growth ETF Fidelity® Blue Chip Growth ETF : FBCG Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Blue Chip Growth ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Blue Chip Growth ETF	$ 66	0.59%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 1000 Growth Index for the fiscal year, especially within consumer discretionary. Stock selection and an underweight in health care also hampered the fund's result. Also detracting from our result was an underweight in information technology, primarily within the software & services industry.
•The largest individual relative detractor was an underweight in Palantir Technologies (+489%). This period we increased our stake in Palantir Technologies. A second notable relative detractor was an underweight in Broadcom (+85%). This period we increased our stake in Broadcom. The company was among the fund's biggest holdings. Another notable relative detractor was our non-benchmark stake in Snap (-29%). This period we increased our stake in Snap.
•In contrast, the biggest contributor to performance versus the benchmark was stock selection in information technology, primarily within the software & services industry. Stock picking and an overweight in communication services, primarily within the media & entertainment industry, and picks and an underweight in consumer staples also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+52%). The company was the fund's largest holding. A second notable relative contributor was an overweight in AppLovin (+407%). This period we increased our position in AppLovin. Another notable relative contributor was an overweight in Netflix (+84%). The company was among the fund's biggest holdings.
•Notable changes in positioning include decreased exposure to the health care sector.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 2, 2020 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund
Fidelity® Blue Chip Growth ETF - NAV A	23.05%	17.30%	19.64%
Russell 1000® Growth IndexA	23.75%	17.27%	19.08%
Russell 1000® IndexA	16.54%	15.49%	16.43%
A   From June 2, 2020

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$4,649,894,191
Number of Holdings	197
Total Advisory Fee	$19,339,502
Portfolio Turnover	53%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Information Technology	47.0
Consumer Discretionary	18.2
Communication Services	16.1
Health Care	5.5
Industrials	4.6
Financials	4.5
Consumer Staples	1.8
Materials	1.0
Real Estate	0.6
Utilities	0.3
Energy	0.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.7
Short-Term Investments and Net Other Assets (Liabilities) - 0.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 95.6
Canada - 1.3
Taiwan - 0.9
Netherlands - 0.8
United Kingdom - 0.3
India - 0.3
Finland - 0.2
Germany - 0.2
China - 0.2
Others - 0.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	16.4
Amazon.com Inc	8.6
Microsoft Corp	8.4
Apple Inc	7.7
Meta Platforms Inc Class A	5.5
Alphabet Inc Class A	4.9
Netflix Inc	3.0
Broadcom Inc	2.7
Eli Lilly & Co	2.2
Marvell Technology Inc	1.9
61.3
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund added a contractual proxy and shareholder meeting expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913565.101    6157-TSRA-0925

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2025	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Fundamental Large Cap Value ETF Fidelity® Fundamental Large Cap Value ETF : FFLV Principal U.S. Listing Exchange : Cboe BZX Exchange, Inc.

This annual shareholder report contains information about Fidelity® Fundamental Large Cap Value ETF for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Fundamental Large Cap Value ETF	$ 39	0.38%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2025, erasing a brief but sharp decline that began in late February and steepened in early April upon the announcement of a sweeping tariff plan. The category then reversed course and made a strong advance through period end, rallying on a 90-day pause for most planned tariffs.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 1000 Index for the fiscal year, especially in industrials. Also hurting our result were stock picks in communication services and utilities.
•The biggest individual relative detractor was our stake in Centene (-61%). The stock was not held at period end. The second-largest relative detractor was our stake in Edison International (-35%). The stock was not held at period end. Another notable relative detractor was an underweight in JPMorgan Chase (+42%).
•In contrast, the biggest contributor to performance versus the benchmark was stock picking in information technology. Stock selection in consumer staples and real estate, primarily within the equity real estate investment trusts industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Cisco Systems (+44%). This period we increased our position in Cisco Systems. The company was one of the fund's biggest holdings. The second-largest relative contributor was an overweight in US Foods (+53%). This period we increased our position in US Foods. The company was one of the fund's largest holdings. Another notable relative contributor was our stake in Philip Morris International (+50%). This period we increased our position in Philip Morris International.
•Notable changes in positioning include increased exposure to the communication services and consumer discretionary sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 22, 2024 through July 31, 2025.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund
Fidelity® Fundamental Large Cap Value ETF - NAV A	5.30%	8.49%
Russell 1000® Value IndexA	8.79%	12.28%
Russell 1000® IndexA	16.54%	17.94%
A   From February 22, 2024

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2025)

KEY FACTS
Fund Size	$10,493,196
Number of Holdings	125
Total Advisory Fee	$28,056
Portfolio Turnover	44%
What did the Fund invest in?
(as of July 31, 2025)

MARKET SECTORS (% of Fund's net assets)
Financials	21.9
Industrials	12.8
Information Technology	10.9
Health Care	10.8
Energy	8.9
Consumer Staples	7.6
Communication Services	7.1
Consumer Discretionary	6.4
Real Estate	4.9
Materials	4.3
Utilities	4.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.7
Short-Term Investments and Net Other Assets (Liabilities) - 0.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 96.1
Canada - 1.3
United Kingdom - 1.0
Taiwan - 0.9
Spain - 0.6
France - 0.1

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	4.0
Cisco Systems Inc	3.9
Alphabet Inc Class A	3.6
Wells Fargo & Co	3.5
Bank of America Corp	3.2
Hartford Insurance Group Inc/The	3.0
The Travelers Companies, Inc.	2.7
US Foods Holding Corp	2.4
Shell PLC ADR	2.1
Welltower Inc	2.0
30.4
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by November 29, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-FIDELITY  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund added a contractual proxy and shareholder meeting expense cap during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9916936.101    7573-TSRA-0925

Item 2.

Code of Ethics

As of the end of the period, July 31, 2025, Fidelity Covington Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Fundamental Large Cap Growth ETF, Fidelity Fundamental Small-Mid Cap ETF, Fidelity Magellan ETF, Fidelity Real Estate Investment ETF, Fidelity Stocks for Inflation ETF, Fidelity Sustainable U.S. Equity ETF, and Fidelity Women's Leadership ETF (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Fundamental Large Cap Growth ETF	$13,300	$-	$3,300	$200
Fidelity Fundamental Small-Mid Cap ETF	$13,300	$-	$3,300	$200
Fidelity Magellan ETF	$13,300	$-	$3,300	$200
Fidelity Real Estate Investment ETF	$13,300	$-	$3,300	$200
Fidelity Stocks for Inflation ETF	$13,900	$-	$3,900	$300
Fidelity Sustainable U.S. Equity ETF	$13,600	$-	$3,800	$300
Fidelity Women's Leadership ETF	$13,600	$-	$3,800	$300

July 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Fundamental Large Cap Growth ETF	$16,700	$-	$3,200	$300
Fidelity Fundamental Small-Mid Cap ETF	$14,800	$-	$3,200	$300
Fidelity Magellan ETF	$14,800	$-	$3,200	$300
Fidelity Real Estate Investment ETF	$14,800	$-	$3,200	$300
Fidelity Stocks for Inflation ETF	$15,400	$-	$4,100	$400
Fidelity Sustainable U.S. Equity ETF	$15,100	$-	$3,700	$400
Fidelity Women's Leadership ETF	$15,100	$-	$3,700	$400

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, Fidelity Dividend ETF for Rising Rates, Fidelity Fundamental Large Cap Core ETF, Fidelity Fundamental Large Cap Value ETF, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Small-Mid Multifactor ETF, Fidelity U.S. Multifactor ETF, and Fidelity Value Factor ETF (the “Funds”):

Services Billed by PwC

July 31, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth ETF	$16,000	$-	$4,800	$500
Fidelity Blue Chip Value ETF	$15,900	$-	$4,800	$500
Fidelity Dividend ETF for Rising Rates	$12,800	$-	$4,800	$400
Fidelity Fundamental Large Cap Core ETF	$15,900	$-	$4,800	$500
Fidelity Fundamental Large Cap Value ETF	$22,500	$-	$4,900	$600
Fidelity High Dividend ETF	$13,000	$-	$4,800	$400
Fidelity Low Volatility Factor ETF	$12,700	$-	$4,600	$400
Fidelity Momentum Factor ETF	$12,600	$-	$4,600	$400
Fidelity Quality Factor ETF	$12,700	$-	$4,600	$400
Fidelity Small-Mid Multifactor ETF	$15,500	$-	$5,100	$500
Fidelity U.S. Multifactor ETF	$15,900	$-	$4,800	$500
Fidelity Value Factor ETF	$12,600	$-	$4,600	$400

July 31, 2024 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth ETF	$15,000	$-	$4,600	$500
Fidelity Blue Chip Value ETF	$14,900	$-	$4,600	$500
Fidelity Dividend ETF for Rising Rates	$11,900	$-	$4,600	$400
Fidelity Fundamental Large Cap Core ETF	$14,900	$-	$4,600	$500
Fidelity Fundamental Large Cap Value ETF	$15,300	$-	$4,700	$100
Fidelity High Dividend ETF	$12,000	$-	$4,600	$400
Fidelity Low Volatility Factor ETF	$11,600	$-	$4,400	$400
Fidelity Momentum Factor ETF	$11,600	$-	$4,400	$400
Fidelity Quality Factor ETF	$11,600	$-	$4,400	$400
Fidelity Small-Mid Multifactor ETF	$14,500	$-	$4,900	$500
Fidelity U.S. Multifactor ETF	$14,900	$-	$4,600	$500
Fidelity Value Factor ETF	$11,600	$-	$4,400	$400

A Amounts may reflect rounding.
B Fidelity Fundamental Large Cap Value ETF commenced operations on February 22, 2024.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2025A	July 31, 2024A
Audit-Related Fees	$125,000	$200,000
Tax Fees	$-	$-
All Other Fees	$2,970,400	$1,929,500

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2025A	July 31, 2024A,B
Audit-Related Fees	$9,680,100	$9,437,800
Tax Fees	$1,000	$61,000
All Other Fees	$-	$35,000

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Fundamental Large Cap Value ETF’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2025A	July 31, 2024A,B
Deloitte Entities	$3,458,600	$4,975,200
PwC	$14,700,300	$15,068,200

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Fundamental Large Cap Value ETF’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

The Audit Committee is a separately-designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  As of July 31, 2025, the members of the Audit Committee were Donald F. Donahue, Vijay C. Advani, Thomas Kennedy, Karen B. Peetz and Susan Tomasky.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Dividend ETF for Rising Rates
Fidelity® High Dividend ETF
Fidelity® Low Volatility Factor ETF
Fidelity® Momentum Factor ETF
Fidelity® Quality Factor ETF
Fidelity® Small-Mid Multifactor ETF
Fidelity® Stocks for Inflation ETF
Fidelity® U.S. Multifactor ETF
Fidelity® Value Factor ETF

Annual Report
July 31, 2025

Contents

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Dividend ETF for Rising Rates
Fidelity® High Dividend ETF
Fidelity® Low Volatility Factor ETF
Fidelity® Momentum Factor ETF
Fidelity® Quality Factor ETF
Fidelity® Small-Mid Multifactor ETF
Fidelity® Stocks for Inflation ETF
Fidelity® U.S. Multifactor ETF
Fidelity® Value Factor ETF
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Distributions
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
A fund is not in any way connected to or sponsored, endorsed, sold or promoted by Frank Russell Company ("Russell") or by the London Stock Exchange Group plc and its group undertakings (collectively, the "LSE Group"). The LSE Group does not accept any liability whatsoever to any person arising out of the use of a fund or the underlying data.
The index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI") and has been licensed for us by Fidelity. S&P®;, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates ("S&P") and Dow Jones®; is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). A fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the index or indices.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Dividend ETF for Rising Rates
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
AUSTRALIA - 0.2%
Materials - 0.2%
Metals & Mining - 0.2%
Fortescue Ltd	91,588	1,047,878
FRANCE - 0.4%
Consumer Staples - 0.4%
Consumer Staples Distribution & Retail - 0.4%
Carrefour SA	177,279	2,550,512
GERMANY - 0.8%
Consumer Discretionary - 0.8%
Automobiles - 0.8%
Mercedes-Benz Group AG	79,769	4,574,110
HONG KONG - 0.7%
Industrials - 0.7%
Industrial Conglomerates - 0.7%
Jardine Matheson Holdings Ltd (Singapore)	76,000	4,144,280
JAPAN - 0.7%
Consumer Discretionary - 0.7%
Automobiles - 0.7%
Yamaha Motor Co Ltd (b)	596,100	4,331,276
NETHERLANDS - 2.0%
Financials - 1.4%
Banks - 1.4%
ABN AMRO Bank NV depository receipt (c)(d)	286,549	8,317,311
Industrials - 0.6%
Professional Services - 0.6%
Randstad NV	68,608	3,285,498
TOTAL NETHERLANDS		11,602,809
SINGAPORE - 0.6%
Industrials - 0.6%
Passenger Airlines - 0.6%
Singapore Airlines Ltd (b)	634,100	3,323,606
UNITED KINGDOM - 0.7%
Industrials - 0.7%
Industrial Conglomerates - 0.7%
CK Hutchison Holdings Ltd	603,200	3,949,615
UNITED STATES - 93.6%
Communication Services - 9.1%
Diversified Telecommunication Services - 0.8%
AT&T Inc	88,033	2,412,985
Verizon Communications Inc	52,066	2,226,342
		4,639,327
Entertainment - 0.7%
Electronic Arts Inc	5,725	873,005
Walt Disney Co/The	21,656	2,579,447
Warner Music Group Corp Class A (b)	15,197	444,664
		3,897,116
Interactive Media & Services - 6.4%
Alphabet Inc Class A	106,092	20,359,055
Meta Platforms Inc Class A	21,869	16,914,359
		37,273,414
Media - 1.0%
Comcast Corp Class A	50,257	1,670,040
Fox Corp Class A	11,497	641,073
Interpublic Group of Cos Inc/The	19,481	479,233
New York Times Co/The Class A	10,599	549,982
News Corp Class A	20,363	597,043
Nexstar Media Group Inc	3,167	592,577
Omnicom Group Inc	7,123	513,212
Paramount Global Class B (b)	46,894	589,458
Sirius XM Holdings Inc	19,346	408,587
		6,041,205
Wireless Telecommunication Services - 0.2%
T-Mobile US Inc	6,578	1,568,261
TOTAL COMMUNICATION SERVICES		53,419,323

Consumer Discretionary - 8.5%
Automobiles - 2.5%
Ford Motor Co	508,500	5,629,095
General Motors Co	109,216	5,825,581
Stellantis NV (Italy)	360,074	3,199,309
		14,653,985
Hotels, Restaurants & Leisure - 2.0%
McDonald's Corp	23,287	6,987,730
Starbucks Corp	52,998	4,725,302
		11,713,032
Household Durables - 0.6%
Whirlpool Corp (b)	46,344	3,848,406
Specialty Retail - 2.4%
Home Depot Inc/The	21,058	7,739,026
TJX Cos Inc/The	48,511	6,041,074
		13,780,100
Textiles, Apparel & Luxury Goods - 1.0%
NIKE Inc Class B	74,754	5,583,376
TOTAL CONSUMER DISCRETIONARY		49,578,899

Consumer Staples - 4.7%
Beverages - 1.6%
Coca-Cola Co/The	78,048	5,298,679
PepsiCo Inc	30,820	4,250,694
		9,549,373
Food Products - 0.4%
Kraft Heinz Co/The	97,456	2,676,142
Household Products - 1.0%
Procter & Gamble Co/The	37,986	5,715,753
Tobacco - 1.7%
Altria Group Inc	64,861	4,017,490
Philip Morris International Inc	34,557	5,669,076
		9,686,566
TOTAL CONSUMER STAPLES		27,627,834

Energy - 3.0%
Oil, Gas & Consumable Fuels - 3.0%
Chevron Corp	25,187	3,819,357
Chord Energy Corp	12,896	1,422,816
Devon Energy Corp	46,302	1,538,152
Diamondback Energy Inc	10,089	1,499,831
EOG Resources Inc	16,148	1,938,083
Exxon Mobil Corp	55,219	6,164,649
Viper Energy Inc Class A (b)	28,483	1,072,669
		17,455,557
Financials - 13.2%
Banks - 7.0%
Bank of America Corp	165,319	7,814,629
Citigroup Inc	77,881	7,297,450
JPMorgan Chase & Co	44,899	13,300,880
US Bancorp	114,910	5,166,353
Wells Fargo & Co	91,456	7,374,097
		40,953,409
Capital Markets - 3.0%
CME Group Inc Class A	23,062	6,417,693
Morgan Stanley	46,091	6,566,125
TPG Inc Class A	74,878	4,273,287
		17,257,105
Consumer Finance - 0.8%
OneMain Holdings Inc	84,366	4,875,511
Insurance - 1.6%
American Financial Group Inc/OH	37,745	4,714,351
Prudential Financial Inc	44,888	4,649,499
		9,363,850
Mortgage Real Estate Investment Trusts (REITs) - 0.8%
Annaly Capital Management Inc	235,466	4,787,024
TOTAL FINANCIALS		77,236,899

Health Care - 8.7%
Biotechnology - 2.2%
AbbVie Inc	39,033	7,378,018
Amgen Inc	18,827	5,555,847
		12,933,865
Health Care Providers & Services - 1.6%
CVS Health Corp	87,377	5,426,112
UnitedHealth Group Inc	16,716	4,171,645
		9,597,757
Pharmaceuticals - 4.9%
Eli Lilly & Co	12,644	9,357,445
Johnson & Johnson	50,500	8,319,370
Merck & Co Inc	71,297	5,569,722
Pfizer Inc	213,429	4,970,761
		28,217,298
TOTAL HEALTH CARE		50,748,920

Industrials - 7.0%
Aerospace & Defense - 2.8%
GE Aerospace	25,129	6,811,969
Lockheed Martin Corp	8,688	3,657,474
RTX Corp	36,068	5,683,235
		16,152,678
Air Freight & Logistics - 0.5%
United Parcel Service Inc Class B	33,789	2,911,260
Ground Transportation - 0.7%
Union Pacific Corp	18,111	4,020,099
Industrial Conglomerates - 0.8%
Honeywell International Inc	19,754	4,392,302
Machinery - 1.5%
Caterpillar Inc	13,018	5,702,144
PACCAR Inc	32,996	3,258,685
		8,960,829
Professional Services - 0.7%
Automatic Data Processing Inc	13,652	4,225,294
TOTAL INDUSTRIALS		40,662,462

Information Technology - 33.2%
Communications Equipment - 1.5%
Cisco Systems Inc	125,649	8,554,184
IT Services - 1.3%
IBM Corporation	29,639	7,503,113
Semiconductors & Semiconductor Equipment - 14.5%
Broadcom Inc	68,918	20,241,217
Microchip Technology Inc	106,763	7,216,111
NVIDIA Corp	282,507	50,249,521
Texas Instruments Inc	38,801	7,025,309
		84,732,158
Software - 7.8%
Microsoft Corp	85,580	45,656,930
Technology Hardware, Storage & Peripherals - 8.1%
Apple Inc	170,637	35,419,122
Dell Technologies Inc Class C	54,998	7,297,685
HP Inc	176,167	4,368,941
		47,085,748
TOTAL INFORMATION TECHNOLOGY		193,532,133

Materials - 1.7%
Chemicals - 1.3%
Air Products and Chemicals Inc	5,452	1,569,522
Dow Inc	35,664	830,614
FMC Corp (b)	31,689	1,237,139
Linde PLC	7,052	3,245,754
LyondellBasell Industries NV Class A1	16,749	970,269
		7,853,298
Containers & Packaging - 0.4%
Amcor PLC	121,185	1,133,079
International Paper Co	25,428	1,188,505
		2,321,584
TOTAL MATERIALS		10,174,882

Real Estate - 2.2%
Health Care REITs - 0.2%
Omega Healthcare Investors Inc	24,875	967,638
Hotel & Resort REITs - 0.2%
Host Hotels & Resorts Inc	58,883	925,640
Industrial REITs - 0.3%
Prologis Inc	16,200	1,729,836
Retail REITs - 0.4%
Realty Income Corp	24,188	1,357,673
Simon Property Group Inc	7,747	1,268,881
		2,626,554
Specialized REITs - 1.1%
American Tower Corp	9,100	1,896,349
Crown Castle Inc	13,721	1,441,940
Gaming and Leisure Properties Inc	20,041	913,468
Public Storage Operating Co	4,357	1,184,843
VICI Properties Inc	38,761	1,263,609
		6,700,209
TOTAL REAL ESTATE		12,949,877

Utilities - 2.3%
Electric Utilities - 1.7%
Duke Energy Corp	17,556	2,135,512
Edison International	25,550	1,331,666
Exelon Corp	37,617	1,690,508
NextEra Energy Inc	36,539	2,596,462
Southern Co/The	24,292	2,295,108
		10,049,256
Independent Power and Renewable Electricity Producers - 0.3%
AES Corp/The	115,900	1,524,085
Multi-Utilities - 0.3%
Dominion Energy Inc	29,294	1,712,234
TOTAL UTILITIES		13,285,575

TOTAL UNITED STATES		546,672,361
TOTAL COMMON STOCKS (Cost $449,738,521)		582,196,447

U.S. Treasury Obligations - 0.0%
	Yield (%) (e)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 8/21/2025 (f) (Cost $146,656)	4.25	147,000	146,649

Money Market Funds - 1.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.33	739,732	739,880
Fidelity Securities Lending Cash Central Fund (g)(h)	4.33	8,772,673	8,773,550
TOTAL MONEY MARKET FUNDS (Cost $9,513,430)			9,513,430

TOTAL INVESTMENT IN SECURITIES - 101.3% (Cost $459,398,607)	591,856,526
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(7,828,133)
NET ASSETS - 100.0%	584,028,393

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	3	Sep 2025	956,138	30,898	30,898
CME E-Mini S&P 500 Index Contracts (United States)	23	Sep 2025	733,039	17,811	17,811

TOTAL FUTURES CONTRACTS					48,709
The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $8,317,311 or 1.4% of net assets.

(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,317,311 or 1.4% of net assets.

(e)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $146,649.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	520,294	33,795,103	33,575,517	47,028	-	-	739,880	739,732	0.0%
Fidelity Securities Lending Cash Central Fund	5,046,580	76,203,150	72,476,180	21,237	-	-	8,773,550	8,772,673	0.0%
Total	5,566,874	109,998,253	106,051,697	68,265	-	-	9,513,430

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	53,419,323	53,419,323	-	-
Consumer Discretionary	58,484,285	58,484,285	-	-
Consumer Staples	30,178,346	30,178,346	-	-
Energy	17,455,557	17,455,557	-	-
Financials	85,554,210	85,554,210	-	-
Health Care	50,748,920	50,748,920	-	-
Industrials	55,365,461	55,365,461	-	-
Information Technology	193,532,133	193,532,133	-	-
Materials	11,222,760	11,222,760	-	-
Real Estate	12,949,877	12,949,877	-	-
Utilities	13,285,575	13,285,575	-	-

U.S. Treasury Obligations	146,649	-	146,649	-

Money Market Funds	9,513,430	9,513,430	-	-
Total Investments in Securities:	591,856,526	591,709,877	146,649	-
Derivative Instruments:

Assets
Futures Contracts	48,709	48,709	-	-
Total Assets	48,709	48,709	-	-
Total Derivative Instruments:	48,709	48,709	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	48,709	0
Total Equity Risk	48,709	0
Total Value of Derivatives	48,709	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Dividend ETF for Rising Rates
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value (including securities loaned of $8,388,482) - See accompanying schedule:
Unaffiliated issuers (cost $449,885,177)	$582,343,096
Fidelity Central Funds (cost $9,513,430)	9,513,430

Total Investment in Securities (cost $459,398,607)		$591,856,526
Cash		1
Foreign currency held at value (cost $232,266)		238,677
Dividends receivable		783,562
Distributions receivable from Fidelity Central Funds		1,977
Total assets		592,880,743
Liabilities
Accrued management fee	$72,970
Payable for daily variation margin on futures contracts	5,830
Collateral on securities loaned	8,773,550
Total liabilities		8,852,350
Net Assets		$584,028,393
Net Assets consist of:
Paid in capital		$525,778,764
Total accumulated earnings (loss)		58,249,629
Net Assets		$584,028,393
Net Asset Value, offering price and redemption price per share ($584,028,393 ÷ 10,550,000 shares)		$55.36
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$14,104,765
Interest		4,794
Income from Fidelity Central Funds (including $21,237 from security lending)		68,265
Total income		14,177,824
Expenses
Management fee	$829,180
Independent trustees' fees and expenses	2,224
Interest	5,148
Miscellaneous	1,222
Total expenses before reductions	837,774
Expense reductions	(289)
Total expenses after reductions		837,485
Net Investment income (loss)		13,340,339
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(7,316,059)
Redemptions in-kind	40,518,315
Foreign currency transactions	12,787
Futures contracts	215,943
Total net realized gain (loss)		33,430,986
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	29,596,861
Assets and liabilities in foreign currencies	9,821
Futures contracts	33,387
Total change in net unrealized appreciation (depreciation)		29,640,069
Net gain (loss)		63,071,055
Net increase (decrease) in net assets resulting from operations		$76,411,394
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,340,339	$13,776,270
Net realized gain (loss)	33,430,986	13,154,493
Change in net unrealized appreciation (depreciation)	29,640,069	58,749,043
Net increase (decrease) in net assets resulting from operations	76,411,394	85,679,806
Distributions to shareholders	(15,464,750)	(13,531,400)

Share transactions
Proceeds from sales of shares	97,139,902	-
Cost of shares redeemed	(118,681,756)	(77,060,504)

Net increase (decrease) in net assets resulting from share transactions	(21,541,854)	(77,060,504)
Total increase (decrease) in net assets	39,404,790	(4,912,098)

Net Assets
Beginning of period	544,623,603	549,535,701
End of period	$584,028,393	$544,623,603

Other Information
Shares
Sold	1,800,000	-
Redeemed	(2,250,000)	(1,750,000)
Net increase (decrease)	(450,000)	(1,750,000)

Financial Highlights
Fidelity® Dividend ETF for Rising Rates

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$49.51	$43.10	$41.08	$42.62	$31.72
Income from Investment Operations
Net investment income (loss) A,B	1.24	1.16	1.22	1.08	.93
Net realized and unrealized gain (loss)	6.06	6.40	2.02	(1.54)	10.85
Total from investment operations	7.30	7.56	3.24	(.46)	11.78
Distributions from net investment income	(1.45)	(1.15)	(1.22)	(1.08)	(.88)
Total distributions	(1.45)	(1.15)	(1.22)	(1.08)	(.88)
Net asset value, end of period	$55.36	$49.51	$43.10	$41.08	$42.62
Total Return C,D	14.99%	17.85%	8.17%	(1.06)%	37.57%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.15%	.19%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.15%	.19%	.29%	.29%	.29%
Expenses net of all reductions, if any	.15%	.19%	.29%	.29%	.29%
Net investment income (loss)	2.41%	2.63%	3.04%	2.54%	2.44%
Supplemental Data
Net assets, end of period (000 omitted)	$584,028	$544,624	$549,536	$612,143	$490,089
Portfolio turnover rate G,H	27%	32%	29%	28%	32%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DBased on net asset value.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® High Dividend ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
HONG KONG - 0.2%
Industrials - 0.2%
Industrial Conglomerates - 0.2%
Jardine Matheson Holdings Ltd (Singapore)	219,100	11,947,523
JAPAN - 0.3%
Consumer Discretionary - 0.3%
Automobiles - 0.3%
Yamaha Motor Co Ltd (b)	2,495,400	18,131,632
NETHERLANDS - 2.4%
Financials - 2.2%
Banks - 2.2%
ABN AMRO Bank NV depository receipt (c)(d)	4,711,704	136,760,922
Industrials - 0.2%
Professional Services - 0.2%
Randstad NV	197,550	9,460,269
TOTAL NETHERLANDS		146,221,191
SINGAPORE - 0.2%
Industrials - 0.2%
Passenger Airlines - 0.2%
Singapore Airlines Ltd (b)	1,826,000	9,570,894
SWEDEN - 1.3%
Financials - 1.3%
Banks - 1.3%
Svenska Handelsbanken AB A Shares	6,820,437	83,649,902
UNITED KINGDOM - 0.2%
Industrials - 0.2%
Industrial Conglomerates - 0.2%
CK Hutchison Holdings Ltd	1,710,000	11,196,687
UNITED STATES - 95.2%
Communication Services - 2.5%
Diversified Telecommunication Services - 0.2%
AT&T Inc	260,441	7,138,688
Verizon Communications Inc	153,616	6,568,620
		13,707,308
Entertainment - 0.2%
Electronic Arts Inc	16,829	2,566,254
Walt Disney Co/The	64,446	7,676,163
Warner Music Group Corp Class A	44,704	1,308,039
		11,550,456
Interactive Media & Services - 1.8%
Alphabet Inc Class A	314,562	60,364,448
Meta Platforms Inc Class A	64,779	50,102,670
		110,467,118
Media - 0.3%
Comcast Corp Class A	148,211	4,925,052
Fox Corp Class A	33,972	1,894,279
Interpublic Group of Cos Inc/The	57,278	1,409,039
New York Times Co/The Class A	31,334	1,625,921
News Corp Class A	60,029	1,760,050
Nexstar Media Group Inc	9,337	1,747,046
Omnicom Group Inc	20,947	1,509,231
Paramount Global Class B (b)	138,245	1,737,740
Sirius XM Holdings Inc	57,010	1,204,051
		17,812,409
Wireless Telecommunication Services - 0.0%
T-Mobile US Inc	19,453	4,637,789
TOTAL COMMUNICATION SERVICES		158,175,080

Consumer Discretionary - 3.7%
Automobiles - 1.0%
Ford Motor Co	2,132,627	23,608,181
General Motors Co	458,433	24,452,817
Stellantis NV (Italy)	1,508,167	13,400,277
		61,461,275
Hotels, Restaurants & Leisure - 0.8%
McDonald's Corp	98,203	29,467,774
Starbucks Corp	222,912	19,874,834
		49,342,608
Household Durables - 0.2%
Whirlpool Corp (b)	193,776	16,091,158
Specialty Retail - 1.3%
Home Depot Inc/The	89,188	32,777,482
Lowe's Cos Inc	100,074	22,373,544
TJX Cos Inc/The	204,369	25,450,072
		80,601,098
Textiles, Apparel & Luxury Goods - 0.4%
NIKE Inc Class B	314,004	23,452,959
TOTAL CONSUMER DISCRETIONARY		230,949,098

Consumer Staples - 12.5%
Beverages - 3.5%
Coca-Cola Co/The	1,756,926	119,277,706
PepsiCo Inc	729,691	100,638,983
		219,916,689
Food Products - 3.2%
Hershey Co/The	602,883	112,214,613
Kraft Heinz Co/The	3,088,178	84,801,368
		197,015,981
Household Products - 1.8%
Procter & Gamble Co/The	749,325	112,750,932
Tobacco - 4.0%
Altria Group Inc	1,805,197	111,813,902
Philip Morris International Inc	814,451	133,610,687
		245,424,589
TOTAL CONSUMER STAPLES		775,108,191

Energy - 9.2%
Oil, Gas & Consumable Fuels - 9.2%
Chevron Corp	652,951	99,013,490
Chord Energy Corp	671,034	74,035,181
Devon Energy Corp	2,224,744	73,905,996
Diamondback Energy Inc	466,076	69,286,858
EOG Resources Inc	634,474	76,149,569
Exxon Mobil Corp	1,121,399	125,192,985
Viper Energy Inc Class A (b)	1,485,567	55,946,453
		573,530,532
Financials - 18.1%
Banks - 9.3%
Bank of America Corp	2,334,443	110,349,121
Citigroup Inc	1,171,900	109,807,030
JPMorgan Chase & Co	575,444	170,469,531
US Bancorp	1,799,536	80,907,138
Wells Fargo & Co	1,312,304	105,811,072
		577,343,892
Capital Markets - 4.2%
Blackstone Inc	518,580	89,693,597
CME Group Inc Class A	358,536	99,773,398
TPG Inc Class A	1,226,101	69,973,584
		259,440,579
Financial Services - 2.2%
Visa Inc Class A	399,835	138,130,997
Mortgage Real Estate Investment Trusts (REITs) - 2.4%
AGNC Investment Corp	7,777,801	73,344,663
Annaly Capital Management Inc	3,840,720	78,081,838
		151,426,501
TOTAL FINANCIALS		1,126,341,969

Health Care - 3.2%
Biotechnology - 1.3%
AbbVie Inc	161,468	30,520,682
Amgen Inc	79,677	23,512,683
Gilead Sciences Inc	231,114	25,951,791
		79,985,156
Health Care Providers & Services - 0.6%
CVS Health Corp	376,905	23,405,801
UnitedHealth Group Inc	68,223	17,025,731
		40,431,532
Pharmaceuticals - 1.3%
Johnson & Johnson	208,156	34,291,619
Merck & Co Inc	298,749	23,338,272
Pfizer Inc	906,062	21,102,184
		78,732,075
TOTAL HEALTH CARE		199,148,763

Industrials - 1.9%
Aerospace & Defense - 0.8%
GE Aerospace	72,133	19,553,814
Lockheed Martin Corp	25,002	10,525,342
RTX Corp	103,456	16,301,562
		46,380,718
Air Freight & Logistics - 0.1%
United Parcel Service Inc Class B	97,169	8,372,080
Ground Transportation - 0.2%
Union Pacific Corp	52,013	11,545,325
Industrial Conglomerates - 0.2%
Honeywell International Inc	56,763	12,621,253
Machinery - 0.4%
Caterpillar Inc	37,358	16,363,552
PACCAR Inc	94,911	9,373,410
		25,736,962
Professional Services - 0.2%
Automatic Data Processing Inc	39,273	12,154,994
TOTAL INDUSTRIALS		116,811,332

Information Technology - 25.6%
Communications Equipment - 1.1%
Cisco Systems Inc	1,030,819	70,178,158
IT Services - 1.0%
IBM Corporation	243,174	61,559,497
Semiconductors & Semiconductor Equipment - 11.3%
Broadcom Inc	565,457	166,074,721
Microchip Technology Inc	876,023	59,210,395
NVIDIA Corp	2,317,711	412,251,256
Texas Instruments Inc	318,386	57,646,968
		695,183,340
Software - 6.0%
Microsoft Corp	702,193	374,619,966
Technology Hardware, Storage & Peripherals - 6.2%
Apple Inc	1,399,887	290,574,545
Dell Technologies Inc Class C	451,405	59,896,929
HP Inc	1,446,252	35,867,050
		386,338,524
TOTAL INFORMATION TECHNOLOGY		1,587,879,485

Real Estate - 8.9%
Health Care REITs - 0.8%
Omega Healthcare Investors Inc	1,344,086	52,284,945
Hotel & Resort REITs - 0.8%
Host Hotels & Resorts Inc	3,153,521	49,573,350
Industrial REITs - 0.9%
Prologis Inc	520,151	55,541,724
Retail REITs - 1.7%
Realty Income Corp	1,017,342	57,103,407
Simon Property Group Inc	313,374	51,327,527
		108,430,934
Specialized REITs - 4.7%
American Tower Corp	317,239	66,109,436
Crown Castle Inc	606,481	63,735,088
Gaming and Leisure Properties Inc	1,056,042	48,134,394
Public Storage Operating Co	183,285	49,842,523
VICI Properties Inc	1,795,475	58,532,485
		286,353,926
TOTAL REAL ESTATE		552,184,879

Utilities - 9.6%
Electric Utilities - 6.8%
American Electric Power Co Inc	770,490	87,173,239
Duke Energy Corp	704,239	85,663,632
Edison International	1,396,878	72,805,281
NextEra Energy Inc	1,239,220	88,058,973
Southern Co/The	960,807	90,777,046
		424,478,171
Independent Power and Renewable Electricity Producers - 1.5%
AES Corp/The	6,861,576	90,229,724
Multi-Utilities - 1.3%
Dominion Energy Inc	1,401,329	81,907,680
TOTAL UTILITIES		596,615,575

TOTAL UNITED STATES		5,916,744,904
TOTAL COMMON STOCKS (Cost $5,546,819,946)		6,197,462,733

U.S. Treasury Obligations - 0.0%
	Yield (%) (e)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 8/21/2025 (f) (Cost $767,201)	4.25	769,000	767,165

Money Market Funds - 0.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.33	9,899,281	9,901,260
Fidelity Securities Lending Cash Central Fund (g)(h)	4.33	33,963,648	33,967,044
TOTAL MONEY MARKET FUNDS (Cost $43,868,304)			43,868,304

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $5,591,455,451)	6,242,098,202
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(28,412,367)
NET ASSETS - 100.0%	6,213,685,835

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	46	Sep 2025	14,660,775	556,688	556,688

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $136,760,922 or 2.2% of net assets.

(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $136,760,922 or 2.2% of net assets.

(e)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $767,165.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	1,678,331	287,715,720	279,492,791	145,470	-	-	9,901,260	9,899,281	0.0%
Fidelity Securities Lending Cash Central Fund	4,974,275	319,265,900	290,273,131	160,718	-	-	33,967,044	33,963,648	0.1%
Total	6,652,606	606,981,620	569,765,922	306,188	-	-	43,868,304

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	158,175,080	158,175,080	-	-
Consumer Discretionary	249,080,730	249,080,730	-	-
Consumer Staples	775,108,191	775,108,191	-	-
Energy	573,530,532	573,530,532	-	-
Financials	1,346,752,793	1,346,752,793	-	-
Health Care	199,148,763	199,148,763	-	-
Industrials	158,986,705	158,986,705	-	-
Information Technology	1,587,879,485	1,587,879,485	-	-
Real Estate	552,184,879	552,184,879	-	-
Utilities	596,615,575	596,615,575	-	-

U.S. Treasury Obligations	767,165	-	767,165	-

Money Market Funds	43,868,304	43,868,304	-	-
Total Investments in Securities:	6,242,098,202	6,241,331,037	767,165	-
Derivative Instruments:

Assets
Futures Contracts	556,688	556,688	-	-
Total Assets	556,688	556,688	-	-
Total Derivative Instruments:	556,688	556,688	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	556,688	0
Total Equity Risk	556,688	0
Total Value of Derivatives	556,688	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® High Dividend ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value (including securities loaned of $32,808,800) - See accompanying schedule:
Unaffiliated issuers (cost $5,547,587,147)	$6,198,229,898
Fidelity Central Funds (cost $43,868,304)	43,868,304

Total Investment in Securities (cost $5,591,455,451)		$6,242,098,202
Segregated cash with brokers for derivative instruments		221,283
Foreign currency held at value (cost $8,400)		8,947
Receivable for fund shares sold		21,398,911
Dividends receivable		6,095,684
Distributions receivable from Fidelity Central Funds		22,576
Total assets		6,269,845,603
Liabilities
Payable to custodian bank	$4,236
Payable for investments purchased	21,391,632
Accrued management fee	746,256
Payable for daily variation margin on futures contracts	50,600
Collateral on securities loaned	33,967,044
Total liabilities		56,159,768
Net Assets		$6,213,685,835
Net Assets consist of:
Paid in capital		$5,754,150,453
Total accumulated earnings (loss)		459,535,382
Net Assets		$6,213,685,835
Net Asset Value, offering price and redemption price per share ($6,213,685,835 ÷ 116,150,000 shares)		$53.50
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$146,630,338
Interest		12,288
Income from Fidelity Central Funds (including $160,718 from security lending)		306,188
Total income		146,948,814
Expenses
Management fee	$6,745,533
Independent trustees' fees and expenses	16,389
Interest	66,445
Miscellaneous	4,192
Total expenses before reductions	6,832,559
Expense reductions	(1,477)
Total expenses after reductions		6,831,082
Net Investment income (loss)		140,117,732
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(43,883,549)
Redemptions in-kind	309,280,706
Foreign currency transactions	(119,166)
Futures contracts	362,115
Total net realized gain (loss)		265,640,106
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	188,088,276
Assets and liabilities in foreign currencies	4,061
Futures contracts	496,418
Total change in net unrealized appreciation (depreciation)		188,588,755
Net gain (loss)		454,228,861
Net increase (decrease) in net assets resulting from operations		$594,346,593
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$140,117,732	$69,456,212
Net realized gain (loss)	265,640,106	84,190,847
Change in net unrealized appreciation (depreciation)	188,588,755	333,169,682
Net increase (decrease) in net assets resulting from operations	594,346,593	486,816,741
Distributions to shareholders	(149,474,650)	(72,844,900)

Share transactions
Proceeds from sales of shares	3,733,600,337	1,551,037,321
Cost of shares redeemed	(1,131,634,312)	(493,928,543)

Net increase (decrease) in net assets resulting from share transactions	2,601,966,025	1,057,108,778
Total increase (decrease) in net assets	3,046,837,968	1,471,080,619

Net Assets
Beginning of period	3,166,847,867	1,695,767,248
End of period	$6,213,685,835	$3,166,847,867

Other Information
Shares
Sold	72,950,000	35,700,000
Redeemed	(21,950,000)	(11,400,000)
Net increase (decrease)	51,000,000	24,300,000

Financial Highlights
Fidelity® High Dividend ETF

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$48.61	$41.51	$38.44	$38.05	$27.56
Income from Investment Operations
Net investment income (loss) A,B	1.57	1.35	1.39	1.21	1.02
Net realized and unrealized gain (loss)	4.97	7.17	3.11	.44 C	10.48
Total from investment operations	6.54	8.52	4.50	1.65	11.50
Distributions from net investment income	(1.65)	(1.42)	(1.43)	(1.26)	(1.01)
Total distributions	(1.65)	(1.42)	(1.43)	(1.26)	(1.01)
Net asset value, end of period	$53.50	$48.61	$41.51	$38.44	$38.05
Total Return D,E	13.72%	21.01%	12.22%	4.43%	42.42%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.15%	.19%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.15%	.19%	.29%	.29%	.29%
Expenses net of all reductions, if any	.15%	.19%	.29%	.29%	.29%
Net investment income (loss)	3.11%	3.11%	3.66%	3.11%	3.04%
Supplemental Data
Net assets, end of period (000 omitted)	$6,213,686	$3,166,848	$1,695,767	$1,278,054	$1,052,122
Portfolio turnover rate H,I	39%	14%	52%	38%	32%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EBased on net asset value.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Low Volatility Factor ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
IRELAND - 0.9%
Information Technology - 0.9%
IT Services - 0.9%
Accenture PLC Class A	41,948	11,204,311
UNITED STATES - 98.8%
Communication Services - 9.5%
Diversified Telecommunication Services - 2.1%
AT&T Inc	479,703	13,148,659
Verizon Communications Inc	288,937	12,354,946
		25,503,605
Entertainment - 0.8%
Electronic Arts Inc	66,098	10,079,284
Interactive Media & Services - 4.3%
Alphabet Inc Class A	271,226	52,048,270
Media - 1.5%
Comcast Corp Class A	316,615	10,521,116
Fox Corp Class A	153,281	8,546,949
		19,068,065
Wireless Telecommunication Services - 0.8%
T-Mobile US Inc	43,314	10,326,491
TOTAL COMMUNICATION SERVICES		117,025,715

Consumer Discretionary - 10.9%
Broadline Retail - 4.3%
Amazon.com Inc (b)	225,515	52,795,317
Hotels, Restaurants & Leisure - 1.4%
McDonald's Corp	34,854	10,458,640
Starbucks Corp	74,360	6,629,937
		17,088,577
Household Durables - 0.5%
Garmin Ltd	28,915	6,325,445
Specialty Retail - 4.1%
AutoZone Inc (b)	1,977	7,450,087
Home Depot Inc/The	34,960	12,848,150
Lowe's Cos Inc	33,913	7,581,929
O'Reilly Automotive Inc (b)	81,016	7,965,493
TJX Cos Inc/The	68,964	8,588,087
Tractor Supply Co	116,048	6,608,934
		51,042,680
Textiles, Apparel & Luxury Goods - 0.6%
NIKE Inc Class B	100,820	7,530,246
TOTAL CONSUMER DISCRETIONARY		134,782,265

Consumer Staples - 5.3%
Beverages - 1.2%
Coca-Cola Co/The	126,325	8,576,204
PepsiCo Inc	48,099	6,633,814
		15,210,018
Consumer Staples Distribution & Retail - 1.0%
Walmart Inc	119,914	11,749,174
Food Products - 1.0%
General Mills Inc (c)	57,261	2,804,644
Hershey Co/The	21,669	4,033,251
Mondelez International Inc	75,797	4,903,308
		11,741,203
Household Products - 1.4%
Colgate-Palmolive Co	48,752	4,087,855
Kimberly-Clark Corp	28,057	3,496,463
Procter & Gamble Co/The	66,739	10,042,218
		17,626,536
Tobacco - 0.7%
Philip Morris International Inc	54,120	8,878,386
TOTAL CONSUMER STAPLES		65,205,317

Energy - 3.2%
Oil, Gas & Consumable Fuels - 3.2%
Chevron Corp	49,461	7,500,266
ConocoPhillips	48,386	4,613,121
Coterra Energy Inc	88,920	2,168,759
DT Midstream Inc	21,991	2,259,135
EOG Resources Inc	28,211	3,385,884
Exxon Mobil Corp	113,458	12,666,452
Kinder Morgan Inc	115,983	3,254,483
Williams Cos Inc/The	62,414	3,741,719
		39,589,819
Financials - 14.1%
Banks - 2.0%
JPMorgan Chase & Co	84,188	24,939,853
Capital Markets - 1.8%
Cboe Global Markets Inc	32,748	7,893,578
CME Group Inc Class A	34,052	9,475,991
FactSet Research Systems Inc	14,367	5,788,464
		23,158,033
Financial Services - 5.9%
Berkshire Hathaway Inc Class B (b)	52,932	24,977,552
Fiserv Inc (b)	39,935	5,548,569
Jack Henry & Associates Inc (c)	38,328	6,508,669
Mastercard Inc Class A	28,887	16,363,619
Visa Inc Class A	55,438	19,152,166
		72,550,575
Insurance - 4.4%
Arthur J Gallagher & Co	25,464	7,314,534
Assurant Inc	30,670	5,744,491
Chubb Ltd	31,365	8,344,345
Marsh & McLennan Cos Inc	38,752	7,719,398
Progressive Corp/The	38,137	9,230,680
The Travelers Companies, Inc.	30,676	7,983,122
W R Berkley Corp	110,859	7,628,208
		53,964,778
TOTAL FINANCIALS		174,613,239

Health Care - 8.8%
Biotechnology - 2.9%
AbbVie Inc	68,066	12,865,835
Amgen Inc	30,255	8,928,251
Regeneron Pharmaceuticals Inc	10,285	5,610,056
Vertex Pharmaceuticals Inc (b)	17,315	7,910,704
		35,314,846
Health Care Equipment & Supplies - 1.3%
Abbott Laboratories	80,903	10,209,150
Becton Dickinson & Co	29,677	5,289,925
		15,499,075
Health Care Providers & Services - 0.5%
UnitedHealth Group Inc	30,486	7,608,086
Life Sciences Tools & Services - 0.7%
Thermo Fisher Scientific Inc	18,115	8,472,023
Pharmaceuticals - 3.4%
Eli Lilly & Co	23,809	17,620,327
Johnson & Johnson	89,055	14,670,921
Merck & Co Inc	118,616	9,266,281
		41,557,529
TOTAL HEALTH CARE		108,451,559

Industrials - 9.4%
Aerospace & Defense - 2.4%
General Dynamics Corp	25,196	7,851,326
L3Harris Technologies Inc	28,379	7,799,117
Lockheed Martin Corp	15,831	6,664,534
Northrop Grumman Corp	13,699	7,898,980
		30,213,957
Commercial Services & Supplies - 1.1%
Republic Services Inc	27,356	6,309,661
Waste Management Inc	30,458	6,979,756
		13,289,417
Electrical Equipment - 0.8%
Eaton Corp PLC	24,622	9,472,576
Ground Transportation - 0.6%
Union Pacific Corp	33,835	7,510,355
Industrial Conglomerates - 0.7%
Honeywell International Inc	36,850	8,193,598
Machinery - 1.0%
Illinois Tool Works Inc	25,760	6,593,787
Otis Worldwide Corp	62,297	5,338,230
		11,932,017
Professional Services - 2.3%
Automatic Data Processing Inc	25,257	7,817,042
Booz Allen Hamilton Holding Corp Class A	41,998	4,507,645
FTI Consulting Inc (b)	26,822	4,461,840
Paychex Inc	40,549	5,852,437
Verisk Analytics Inc	20,448	5,699,062
		28,338,026
Trading Companies & Distributors - 0.5%
Fastenal Co	162,749	7,507,610
TOTAL INDUSTRIALS		116,457,556

Information Technology - 30.8%
Communications Equipment - 2.4%
Cisco Systems Inc	267,166	18,188,662
Motorola Solutions Inc	27,176	11,929,720
		30,118,382
IT Services - 4.1%
Akamai Technologies Inc (b)	115,626	8,823,420
Amdocs Ltd	131,111	11,191,635
IBM Corporation	63,000	15,948,450
VeriSign Inc	53,112	14,280,223
		50,243,728
Semiconductors & Semiconductor Equipment - 5.9%
Analog Devices Inc	64,752	14,545,242
Broadcom Inc	149,582	43,932,233
Texas Instruments Inc	82,111	14,867,018
		73,344,493
Software - 12.1%
Microsoft Corp	187,744	100,161,425
Oracle Corp	100,709	25,556,923
Roper Technologies Inc	21,816	12,007,526
Tyler Technologies Inc (b)	19,329	11,298,960
		149,024,834
Technology Hardware, Storage & Peripherals - 6.3%
Apple Inc	374,702	77,776,894
TOTAL INFORMATION TECHNOLOGY		380,508,331

Materials - 2.1%
Chemicals - 1.4%
Air Products and Chemicals Inc	9,366	2,696,283
Corteva Inc	38,689	2,790,638
Ecolab Inc	11,534	3,019,140
Linde PLC	13,626	6,271,503
Sherwin-Williams Co/The	9,175	3,035,824
		17,813,388
Construction Materials - 0.1%
Vulcan Materials Co	8,401	2,307,503
Containers & Packaging - 0.6%
Amcor PLC	180,224	1,685,094
AptarGroup Inc	11,056	1,737,340
Avery Dennison Corp	9,984	1,675,016
Packaging Corp of America	9,164	1,775,525
		6,872,975
TOTAL MATERIALS		26,993,866

Real Estate - 2.3%
Industrial REITs - 0.3%
Prologis Inc	31,454	3,358,658
Real Estate Management & Development - 0.2%
CoStar Group Inc (b)	26,390	2,512,064
Residential REITs - 0.4%
American Homes 4 Rent Class A	45,661	1,583,980
AvalonBay Communities Inc	9,145	1,703,531
Equity LifeStyle Properties Inc	24,800	1,486,016
		4,773,527
Retail REITs - 0.3%
Agree Realty Corp (c)	20,946	1,501,828
Realty Income Corp	43,936	2,466,128
		3,967,956
Specialized REITs - 1.1%
American Tower Corp	17,351	3,615,775
Crown Castle Inc	24,552	2,580,170
Digital Realty Trust Inc	14,882	2,625,780
Equinix Inc	3,537	2,777,146
Public Storage Operating Co	7,912	2,151,589
		13,750,460
TOTAL REAL ESTATE		28,362,665

Utilities - 2.4%
Electric Utilities - 1.2%
Duke Energy Corp	41,740	5,077,254
Southern Co/The	57,680	5,449,606
Xcel Energy Inc	54,412	3,996,017
		14,522,877
Multi-Utilities - 1.2%
Ameren Corp	35,314	3,571,305
CMS Energy Corp	48,988	3,615,314
Consolidated Edison Inc	37,161	3,846,164
WEC Energy Group Inc (c)	35,128	3,831,762
		14,864,545
TOTAL UTILITIES		29,387,422

TOTAL UNITED STATES		1,221,377,754
TOTAL COMMON STOCKS (Cost $1,102,871,064)		1,232,582,065

U.S. Treasury Obligations - 0.0%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 8/21/2025 (e) (Cost $193,546)	4.25	194,000	193,537

Money Market Funds - 0.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	4.33	2,187,157	2,187,594
Fidelity Securities Lending Cash Central Fund (f)(g)	4.33	3,475,601	3,475,949
TOTAL MONEY MARKET FUNDS (Cost $5,663,543)			5,663,543

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $1,108,728,153)	1,238,439,145
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(2,558,023)
NET ASSETS - 100.0%	1,235,881,122

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	96	Sep 2025	3,059,640	93,995	93,995

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $193,537.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	1,477,441	80,771,614	80,061,461	97,577	-	-	2,187,594	2,187,157	0.0%
Fidelity Securities Lending Cash Central Fund	241,824	62,158,269	58,924,144	1,171	-	-	3,475,949	3,475,601	0.0%
Total	1,719,265	142,929,883	138,985,605	98,748	-	-	5,663,543

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	117,025,715	117,025,715	-	-
Consumer Discretionary	134,782,265	134,782,265	-	-
Consumer Staples	65,205,317	65,205,317	-	-
Energy	39,589,819	39,589,819	-	-
Financials	174,613,239	174,613,239	-	-
Health Care	108,451,559	108,451,559	-	-
Industrials	116,457,556	116,457,556	-	-
Information Technology	391,712,642	391,712,642	-	-
Materials	26,993,866	26,993,866	-	-
Real Estate	28,362,665	28,362,665	-	-
Utilities	29,387,422	29,387,422	-	-

U.S. Treasury Obligations	193,537	-	193,537	-

Money Market Funds	5,663,543	5,663,543	-	-
Total Investments in Securities:	1,238,439,145	1,238,245,608	193,537	-
Derivative Instruments:

Assets
Futures Contracts	93,995	93,995	-	-
Total Assets	93,995	93,995	-	-
Total Derivative Instruments:	93,995	93,995	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	93,995	0
Total Equity Risk	93,995	0
Total Value of Derivatives	93,995	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Low Volatility Factor ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value (including securities loaned of $3,378,665) - See accompanying schedule:
Unaffiliated issuers (cost $1,103,064,610)	$1,232,775,602
Fidelity Central Funds (cost $5,663,543)	5,663,543

Total Investment in Securities (cost $1,108,728,153)		$1,238,439,145
Segregated cash with brokers for derivative instruments		13,340
Dividends receivable		1,063,675
Distributions receivable from Fidelity Central Funds		5,886
Total assets		1,239,522,046
Liabilities
Accrued management fee	$154,439
Payable for daily variation margin on futures contracts	10,560
Collateral on securities loaned	3,475,925
Total liabilities		3,640,924
Net Assets		$1,235,881,122
Net Assets consist of:
Paid in capital		$1,185,009,593
Total accumulated earnings (loss)		50,871,529
Net Assets		$1,235,881,122
Net Asset Value, offering price and redemption price per share ($1,235,881,122 ÷ 19,600,000 shares)		$63.06
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$20,799,720
Interest		8,524
Income from Fidelity Central Funds (including $1,171 from security lending)		98,748
Total income		20,906,992
Expenses
Management fee	$1,899,551
Independent trustees' fees and expenses	5,026
Miscellaneous	5,475
Total expenses before reductions	1,910,052
Expense reductions	(570)
Total expenses after reductions		1,909,482
Net Investment income (loss)		18,997,510
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(18,332,818)
Redemptions in-kind	75,494,574
Futures contracts	145,328
Total net realized gain (loss)		57,307,084
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	23,755,396
Futures contracts	111,023
Total change in net unrealized appreciation (depreciation)		23,866,419
Net gain (loss)		81,173,503
Net increase (decrease) in net assets resulting from operations		$100,171,013
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,997,510	$14,028,223
Net realized gain (loss)	57,307,084	84,427,314
Change in net unrealized appreciation (depreciation)	23,866,419	57,485,323
Net increase (decrease) in net assets resulting from operations	100,171,013	155,940,860
Distributions to shareholders	(18,770,250)	(13,235,700)

Share transactions
Proceeds from sales of shares	421,858,783	1,031,797,552
Cost of shares redeemed	(410,955,033)	(584,530,836)

Net increase (decrease) in net assets resulting from share transactions	10,903,750	447,266,716
Total increase (decrease) in net assets	92,304,513	589,971,876

Net Assets
Beginning of period	1,143,576,609	553,604,733
End of period	$1,235,881,122	$1,143,576,609

Other Information
Shares
Sold	6,950,000	19,600,000
Redeemed	(6,900,000)	(10,900,000)
Net increase (decrease)	50,000	8,700,000

Financial Highlights
Fidelity® Low Volatility Factor ETF

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$58.49	$51.02	$47.58	$48.75	$38.33
Income from Investment Operations
Net investment income (loss) A,B	.91	.84	.74	.62	.56
Net realized and unrealized gain (loss)	4.56	7.40	3.44	(1.17)	10.43
Total from investment operations	5.47	8.24	4.18	(.55)	10.99
Distributions from net investment income	(.90)	(.77)	(.74)	(.62)	(.57)
Total distributions	(.90)	(.77)	(.74)	(.62)	(.57)
Net asset value, end of period	$63.06	$58.49	$51.02	$47.58	$48.75
Total Return C,D	9.39%	16.29%	8.96%	(1.12)%	28.90%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.15%	.18%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.15%	.18%	.29%	.29%	.29%
Expenses net of all reductions, if any	.15%	.18%	.29%	.29%	.29%
Net investment income (loss)	1.50%	1.56%	1.57%	1.27%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$1,235,881	$1,143,577	$553,605	$444,863	$511,897
Portfolio turnover rate G,H	19%	32%	46%	28%	46%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DBased on net asset value.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Momentum Factor ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
CANADA - 0.4%
Industrials - 0.4%
Commercial Services & Supplies - 0.4%
RB Global Inc (United States) (b)	18,356	1,987,221
UNITED KINGDOM - 0.2%
Materials - 0.2%
Metals & Mining - 0.2%
Anglogold Ashanti Plc	16,697	772,236
UNITED STATES - 99.3%
Communication Services - 9.6%
Diversified Telecommunication Services - 1.0%
AT&T Inc	189,772	5,201,651
Entertainment - 3.1%
Netflix Inc (c)	6,762	7,839,863
ROBLOX Corp Class A (c)	56,316	7,759,781
		15,599,644
Interactive Media & Services - 3.8%
Meta Platforms Inc Class A	24,744	19,137,999
Media - 0.8%
Fox Corp Class A	75,382	4,203,300
Wireless Telecommunication Services - 0.9%
T-Mobile US Inc	18,499	4,410,347
TOTAL COMMUNICATION SERVICES		48,552,941

Consumer Discretionary - 10.5%
Automobiles - 1.8%
Tesla Inc (c)	30,190	9,306,671
Broadline Retail - 4.2%
Amazon.com Inc (c)	89,360	20,920,070
Diversified Consumer Services - 0.3%
Stride Inc (b)(c)	12,539	1,607,876
Hotels, Restaurants & Leisure - 2.2%
Booking Holdings Inc	639	3,517,095
Brinker International Inc (c)	14,488	2,283,309
Dutch Bros Inc Class A (c)	31,594	1,872,576
Royal Caribbean Cruises Ltd	10,407	3,308,073
		10,981,053
Specialty Retail - 2.0%
AutoZone Inc (c)	634	2,389,153
Carvana Co Class A (c)	8,286	3,232,949
Chewy Inc Class A (c)	51,863	1,903,372
O'Reilly Automotive Inc (c)	26,845	2,639,400
		10,164,874
TOTAL CONSUMER DISCRETIONARY		52,980,544

Consumer Staples - 4.9%
Beverages - 0.6%
Coca-Cola Co/The	45,132	3,064,011
Consumer Staples Distribution & Retail - 2.4%
BJ's Wholesale Club Holdings Inc (b)(c)	8,665	917,624
Costco Wholesale Corp	4,636	4,356,171
Kroger Co/The	17,888	1,253,949
Sprouts Farmers Market Inc (c)	6,002	909,543
Walmart Inc	45,743	4,481,899
		11,919,186
Food Products - 0.1%
Kellanova	12,963	1,034,836
Household Products - 0.8%
Procter & Gamble Co/The	25,346	3,813,813
Tobacco - 1.0%
Altria Group Inc	29,240	1,811,126
Philip Morris International Inc	18,343	3,009,169
		4,820,295
TOTAL CONSUMER STAPLES		24,652,141

Energy - 2.9%
Energy Equipment & Services - 0.3%
Baker Hughes Co Class A	34,171	1,539,404
Oil, Gas & Consumable Fuels - 2.6%
Cheniere Energy Inc	5,948	1,403,014
Exxon Mobil Corp	45,614	5,092,347
Kinder Morgan Inc	51,841	1,454,658
ONEOK Inc	16,782	1,377,970
Targa Resources Corp	7,595	1,263,884
Texas Pacific Land Corp	874	846,146
Williams Cos Inc/The	26,183	1,569,671
		13,007,690
TOTAL ENERGY		14,547,094

Financials - 13.5%
Banks - 1.9%
JPMorgan Chase & Co	32,370	9,589,289
Capital Markets - 3.3%
Bank of New York Mellon Corp/The	32,735	3,320,966
CME Group Inc Class A	10,832	3,014,329
Goldman Sachs Group Inc/The	6,534	4,727,937
Robinhood Markets Inc Class A (c)	52,297	5,389,206
		16,452,438
Consumer Finance - 0.8%
SoFi Technologies Inc Class A (c)	181,745	4,103,801
Financial Services - 4.9%
Berkshire Hathaway Inc Class B (c)	19,559	9,229,501
Fiserv Inc (c)	16,596	2,305,848
Mastercard Inc Class A	10,831	6,135,437
Visa Inc Class A	20,864	7,207,886
		24,878,672
Insurance - 2.6%
Aon PLC	7,965	2,833,230
Arthur J Gallagher & Co	8,943	2,568,877
Globe Life Inc	19,039	2,674,408
Progressive Corp/The	12,723	3,079,476
Unum Group	29,256	2,100,873
		13,256,864
TOTAL FINANCIALS		68,281,064

Health Care - 8.7%
Biotechnology - 3.2%
AbbVie Inc	31,721	5,995,903
ADMA Biologics Inc (c)	141,605	2,648,014
Gilead Sciences Inc	41,997	4,715,843
TG Therapeutics Inc (b)(c)	72,731	2,581,951
		15,941,711
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	39,479	4,981,855
Boston Scientific Corp (c)	43,936	4,609,765
Intuitive Surgical Inc (c)	9,295	4,471,732
		14,063,352
Health Care Providers & Services - 0.7%
Cardinal Health Inc	24,366	3,782,091
Health Care Technology - 0.7%
Doximity Inc Class A (c)	57,071	3,352,920
Pharmaceuticals - 1.3%
Bristol-Myers Squibb Co	82,631	3,578,749
Corcept Therapeutics Inc (b)(c)	46,236	3,105,672
		6,684,421
TOTAL HEALTH CARE		43,824,495

Industrials - 9.3%
Aerospace & Defense - 3.4%
Axon Enterprise Inc (c)	3,314	2,503,694
GE Aerospace	17,317	4,694,293
Howmet Aerospace Inc	14,766	2,654,484
Rocket Lab Corp (b)	78,857	3,621,113
RTX Corp	24,435	3,850,223
		17,323,807
Building Products - 0.5%
Johnson Controls International plc	24,820	2,606,100
Commercial Services & Supplies - 0.3%
Republic Services Inc	8,445	1,947,839
Electrical Equipment - 0.9%
GE Vernova Inc	6,722	4,438,469
Ground Transportation - 0.7%
Uber Technologies Inc (c)	38,411	3,370,565
Industrial Conglomerates - 0.5%
3M Co	16,761	2,501,076
Machinery - 0.6%
Deere & Co	5,640	2,957,447
Professional Services - 2.4%
Automatic Data Processing Inc	9,059	2,803,761
Broadridge Financial Solutions Inc	8,353	2,067,451
ExlService Holdings Inc (c)	37,613	1,633,533
Genpact Ltd	35,453	1,561,705
Paychex Inc	14,160	2,043,713
Verisk Analytics Inc	6,895	1,921,705
		12,031,868
TOTAL INDUSTRIALS		47,177,171

Information Technology - 33.2%
Communications Equipment - 1.8%
Cisco Systems Inc	81,337	5,537,423
F5 Inc (c)	10,914	3,420,666
		8,958,089
IT Services - 1.0%
IBM Corporation	19,378	4,905,540
Semiconductors & Semiconductor Equipment - 12.6%
Broadcom Inc	53,657	15,759,061
Credo Technology Group Holding Ltd (c)	62,065	6,923,351
NVIDIA Corp	231,793	41,229,021
		63,911,433
Software - 12.1%
AppLovin Corp Class A (c)	11,797	4,609,088
Aurora Innovation Inc Class A (b)(c)	411,584	2,391,303
Fortinet Inc (c)	31,968	3,193,603
InterDigital Inc (b)	13,926	3,595,693
Microsoft Corp	69,339	36,992,357
MicroStrategy Inc Class A (c)	9,276	3,727,653
Palantir Technologies Inc Class A (c)	41,171	6,519,428
		61,029,125
Technology Hardware, Storage & Peripherals - 5.7%
Apple Inc	139,940	29,047,346
TOTAL INFORMATION TECHNOLOGY		167,851,533

Materials - 1.9%
Chemicals - 1.1%
Air Products and Chemicals Inc	3,796	1,092,792
Corteva Inc	14,193	1,023,741
Linde PLC	5,186	2,386,909
Sherwin-Williams Co/The	3,434	1,136,242
		5,639,684
Construction Materials - 0.2%
CRH PLC	11,156	1,064,840
Containers & Packaging - 0.1%
International Paper Co	16,330	763,264
Metals & Mining - 0.5%
Carpenter Technology Corp	2,999	747,921
Newmont Corp	19,744	1,226,102
Royal Gold Inc	3,482	527,244
		2,501,267
TOTAL MATERIALS		9,969,055

Real Estate - 2.2%
Health Care REITs - 0.6%
American Healthcare REIT Inc	17,919	692,390
Ventas Inc	11,766	790,440
Welltower Inc	8,664	1,430,167
		2,912,997
Industrial REITs - 0.3%
Prologis Inc	12,962	1,384,082
Office REITs - 0.0%
Vornado Realty Trust	16,094	618,331
Real Estate Management & Development - 0.5%
CBRE Group Inc Class A (c)	6,780	1,055,917
Jones Lang LaSalle Inc (c)	2,703	730,783
Zillow Group Inc Class C (c)	9,661	768,533
		2,555,233
Residential REITs - 0.1%
AvalonBay Communities Inc	3,733	695,383
Retail REITs - 0.2%
Simon Property Group Inc	5,922	969,964
Specialized REITs - 0.5%
American Tower Corp	6,310	1,314,941
Equinix Inc	1,436	1,127,504
		2,442,445
TOTAL REAL ESTATE		11,578,435

Utilities - 2.6%
Electric Utilities - 0.9%
Entergy Corp	15,311	1,384,574
NRG Energy Inc	10,245	1,712,964
Xcel Energy Inc	18,691	1,372,667
		4,470,205
Gas Utilities - 0.2%
Atmos Energy Corp	7,424	1,157,550
Independent Power and Renewable Electricity Producers - 0.8%
Talen Energy Corp (c)	4,749	1,793,080
Vistra Corp	9,969	2,078,935
		3,872,015
Multi-Utilities - 0.7%
Ameren Corp	12,216	1,235,404
NiSource Inc	28,971	1,229,819
WEC Energy Group Inc	11,643	1,270,018
		3,735,241
TOTAL UTILITIES		13,235,011

TOTAL UNITED STATES		502,649,484
TOTAL COMMON STOCKS (Cost $440,588,536)		505,408,941

U.S. Treasury Obligations - 0.0%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 8/21/2025 (e) (Cost $32,923)	4.25	33,000	32,921

Money Market Funds - 1.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	4.33	435,610	435,697
Fidelity Securities Lending Cash Central Fund (f)(g)	4.33	7,910,834	7,911,625
TOTAL MONEY MARKET FUNDS (Cost $8,347,322)			8,347,322

TOTAL INVESTMENT IN SECURITIES - 101.5% (Cost $448,968,781)	513,789,184
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(7,638,949)
NET ASSETS - 100.0%	506,150,235

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	20	Sep 2025	637,425	22,844	22,844

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security is on loan at period end.
(c)	Non-income producing.
(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $32,921.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	244,389	42,460,625	42,269,317	19,237	-	-	435,697	435,610	0.0%
Fidelity Securities Lending Cash Central Fund	-	87,563,485	79,651,860	3,322	-	-	7,911,625	7,910,834	0.0%
Total	244,389	130,024,110	121,921,177	22,559	-	-	8,347,322

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	48,552,941	48,552,941	-	-
Consumer Discretionary	52,980,544	52,980,544	-	-
Consumer Staples	24,652,141	24,652,141	-	-
Energy	14,547,094	14,547,094	-	-
Financials	68,281,064	68,281,064	-	-
Health Care	43,824,495	43,824,495	-	-
Industrials	49,164,392	49,164,392	-	-
Information Technology	167,851,533	167,851,533	-	-
Materials	10,741,291	10,741,291	-	-
Real Estate	11,578,435	11,578,435	-	-
Utilities	13,235,011	13,235,011	-	-

U.S. Treasury Obligations	32,921	-	32,921	-

Money Market Funds	8,347,322	8,347,322	-	-
Total Investments in Securities:	513,789,184	513,756,263	32,921	-
Derivative Instruments:

Assets
Futures Contracts	22,844	22,844	-	-
Total Assets	22,844	22,844	-	-
Total Derivative Instruments:	22,844	22,844	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	22,844	0
Total Equity Risk	22,844	0
Total Value of Derivatives	22,844	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Momentum Factor ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value (including securities loaned of $13,198,098) - See accompanying schedule:
Unaffiliated issuers (cost $440,621,459)	$505,441,862
Fidelity Central Funds (cost $8,347,322)	8,347,322

Total Investment in Securities (cost $448,968,781)		$513,789,184
Segregated cash with brokers for derivative instruments		17,940
Receivable for fund shares sold		3,893,463
Dividends receivable		312,567
Distributions receivable from Fidelity Central Funds		2,096
Total assets		518,015,250
Liabilities
Payable for investments purchased	$3,889,317
Accrued management fee	61,873
Payable for daily variation margin on futures contracts	2,200
Collateral on securities loaned	7,911,625
Total liabilities		11,865,015
Net Assets		$506,150,235
Net Assets consist of:
Paid in capital		$496,099,833
Total accumulated earnings (loss)		10,050,402
Net Assets		$506,150,235
Net Asset Value, offering price and redemption price per share ($506,150,235 ÷ 6,500,000 shares)		$77.87
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$3,954,594
Interest		2,357
Income from Fidelity Central Funds (including $3,322 from security lending)		22,559
Total income		3,979,510
Expenses
Management fee	$607,674
Independent trustees' fees and expenses	1,453
Miscellaneous	443
Total expenses before reductions	609,570
Expense reductions	(640)
Total expenses after reductions		608,930
Net Investment income (loss)		3,370,580
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(19,732,308)
Redemptions in-kind	63,365,336
Futures contracts	(6,892)
Total net realized gain (loss)		43,626,136
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	24,358,729
Futures contracts	18,178
Total change in net unrealized appreciation (depreciation)		24,376,907
Net gain (loss)		68,003,043
Net increase (decrease) in net assets resulting from operations		$71,373,623
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,370,580	$1,329,474
Net realized gain (loss)	43,626,136	23,834,255
Change in net unrealized appreciation (depreciation)	24,376,907	20,361,755
Net increase (decrease) in net assets resulting from operations	71,373,623	45,525,484
Distributions to shareholders	(3,728,100)	(1,236,100)

Share transactions
Proceeds from sales of shares	491,430,304	146,020,437
Cost of shares redeemed	(273,846,824)	(122,219,404)

Net increase (decrease) in net assets resulting from share transactions	217,583,480	23,801,033
Total increase (decrease) in net assets	285,229,003	68,090,417

Net Assets
Beginning of period	220,921,232	152,830,815
End of period	$506,150,235	$220,921,232

Other Information
Shares
Sold	7,050,000	2,550,000
Redeemed	(4,050,000)	(2,150,000)
Net increase (decrease)	3,000,000	400,000

Financial Highlights
Fidelity® Momentum Factor ETF

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$63.12	$49.30	$45.78	$49.77	$39.26
Income from Investment Operations
Net investment income (loss) A,B	.58	.41	.53	.43	.25
Net realized and unrealized gain (loss)	14.82	13.80	3.53	(4.01)	10.54
Total from investment operations	15.40	14.21	4.06	(3.58)	10.79
Distributions from net investment income	(.65)	(.39)	(.54)	(.41)	(.28)
Total distributions	(.65)	(.39)	(.54)	(.41)	(.28)
Net asset value, end of period	$77.87	$63.12	$49.30	$45.78	$49.77
Total Return C,D	24.53%	28.94%	9.02%	(7.20)%	27.58%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.15%	.18%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.15%	.18%	.29%	.29%	.29%
Expenses net of all reductions, if any	.15%	.18%	.29%	.29%	.29%
Net investment income (loss)	.83%	.75%	1.19%	.88%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$506,150	$220,921	$152,831	$116,748	$156,764
Portfolio turnover rate G,H	121%	119%	137%	123%	128%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DBased on net asset value.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Quality Factor ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
UNITED STATES - 99.8%
Communication Services - 9.3%
Diversified Telecommunication Services - 1.1%
AT&T Inc	212,949	5,836,932
Verizon Communications Inc	126,960	5,428,810
		11,265,742
Entertainment - 1.4%
Electronic Arts Inc	20,315	3,097,834
Netflix Inc (b)	9,658	11,197,486
		14,295,320
Interactive Media & Services - 6.7%
Alphabet Inc Class A	199,881	38,357,164
Meta Platforms Inc Class A	41,642	32,207,588
		70,564,752
Media - 0.1%
Trade Desk Inc (The) Class A (b)	26,330	2,289,656
TOTAL COMMUNICATION SERVICES		98,415,470

Consumer Discretionary - 11.1%
Hotels, Restaurants & Leisure - 6.1%
Airbnb Inc Class A (b)	72,221	9,562,783
Booking Holdings Inc	2,368	13,033,614
Domino's Pizza Inc	19,012	8,806,549
McDonald's Corp	41,681	12,507,218
Wingstop Inc (c)	27,918	10,534,578
Yum! Brands Inc	68,689	9,901,519
		64,346,261
Specialty Retail - 5.0%
AutoZone Inc (b)	2,709	10,208,541
Home Depot Inc/The	37,839	13,906,211
Lowe's Cos Inc	42,439	9,488,087
O'Reilly Automotive Inc (b)	108,456	10,663,394
Williams-Sonoma Inc	42,178	7,889,395
		52,155,628
TOTAL CONSUMER DISCRETIONARY		116,501,889

Consumer Staples - 5.3%
Beverages - 1.2%
Coca-Cola Co/The	120,268	8,164,995
Monster Beverage Corp (b)	82,836	4,866,615
		13,031,610
Food Products - 0.7%
General Mills Inc	64,438	3,156,172
Hershey Co/The	24,897	4,634,079
		7,790,251
Household Products - 2.0%
Clorox Co/The	24,467	3,072,077
Colgate-Palmolive Co	52,002	4,360,368
Kimberly-Clark Corp	31,068	3,871,694
Procter & Gamble Co/The	61,009	9,180,024
		20,484,163
Tobacco - 1.4%
Altria Group Inc	91,865	5,690,118
Philip Morris International Inc	52,397	8,595,728
		14,285,846
TOTAL CONSUMER STAPLES		55,591,870

Energy - 3.1%
Oil, Gas & Consumable Fuels - 3.1%
Antero Midstream Corp	120,113	2,204,074
Cheniere Energy Inc	12,047	2,841,646
Chevron Corp	41,804	6,339,159
EOG Resources Inc	24,542	2,945,531
Exxon Mobil Corp	94,882	10,592,626
Kinder Morgan Inc	101,557	2,849,689
Texas Pacific Land Corp	1,667	1,613,873
Williams Cos Inc/The	54,333	3,257,263
		32,643,861
Financials - 13.9%
Banks - 2.9%
Commerce Bancshares Inc/MO	78,932	4,830,638
East West Bancorp Inc	54,214	5,434,954
JPMorgan Chase & Co	69,334	20,539,504
		30,805,096
Capital Markets - 4.0%
Ameriprise Financial Inc	11,468	5,942,603
Blackstone Inc	42,814	7,405,109
CME Group Inc Class A	28,101	7,819,946
Moody's Corp	13,345	6,882,417
MSCI Inc	10,402	5,839,267
S&P Global Inc	15,833	8,725,567
		42,614,909
Financial Services - 5.3%
Berkshire Hathaway Inc Class B (b)	43,585	20,566,890
Corpay Inc (b)	14,736	4,760,465
Mastercard Inc Class A	23,802	13,483,119
Visa Inc Class A	45,666	15,776,233
		54,586,707
Insurance - 1.7%
Fidelity National Financial Inc/US	94,459	5,330,321
Kinsale Capital Group Inc	11,209	4,939,694
Progressive Corp/The	31,462	7,615,062
		17,885,077
TOTAL FINANCIALS		145,891,789

Health Care - 9.0%
Biotechnology - 2.1%
AbbVie Inc	64,284	12,150,962
Gilead Sciences Inc	85,492	9,599,896
		21,750,858
Health Care Equipment & Supplies - 1.5%
IDEXX Laboratories Inc (b)	14,932	7,978,317
Intuitive Surgical Inc (b)	17,007	8,181,898
		16,160,215
Health Care Providers & Services - 0.6%
UnitedHealth Group Inc	28,022	6,993,170
Health Care Technology - 0.8%
Veeva Systems Inc Class A (b)	29,043	8,254,021
Life Sciences Tools & Services - 1.4%
Mettler-Toledo International Inc (b)	5,006	6,175,802
Thermo Fisher Scientific Inc	17,630	8,245,198
		14,421,000
Pharmaceuticals - 2.6%
Bristol-Myers Squibb Co	141,764	6,139,799
Johnson & Johnson	83,535	13,761,556
Royalty Pharma PLC Class A	207,583	7,639,054
		27,540,409
TOTAL HEALTH CARE		95,119,673

Industrials - 9.0%
Aerospace & Defense - 1.1%
Lockheed Martin Corp	12,288	5,173,002
TransDigm Group Inc	3,976	6,395,237
		11,568,239
Commercial Services & Supplies - 0.9%
Cintas Corp	25,156	5,598,468
Copart Inc (b)	81,017	3,672,500
		9,270,968
Electrical Equipment - 0.5%
NEXTracker Inc Class A (b)	84,530	4,924,718
Ground Transportation - 1.4%
CSX Corp	151,109	5,370,414
Old Dominion Freight Line Inc	23,175	3,458,869
Union Pacific Corp	26,465	5,874,436
		14,703,719
Industrial Conglomerates - 0.5%
3M Co	34,876	5,204,197
Machinery - 2.2%
Caterpillar Inc	19,280	8,445,026
Illinois Tool Works Inc	19,889	5,090,987
Otis Worldwide Corp	47,746	4,091,355
Parker-Hannifin Corp	7,867	5,757,857
		23,385,225
Professional Services - 1.4%
Automatic Data Processing Inc	19,702	6,097,769
Paychex Inc	31,170	4,498,766
Verisk Analytics Inc	15,686	4,371,845
		14,968,380
Trading Companies & Distributors - 1.0%
Fastenal Co	124,896	5,761,452
WW Grainger Inc	4,472	4,648,823
		10,410,275
TOTAL INDUSTRIALS		94,435,721

Information Technology - 32.2%
Communications Equipment - 0.8%
Arista Networks Inc	68,039	8,383,765
Semiconductors & Semiconductor Equipment - 14.3%
Applied Materials Inc	46,420	8,358,385
Broadcom Inc	107,600	31,602,120
KLA Corp	9,940	8,737,558
Lam Research Corp	92,934	8,813,861
NVIDIA Corp	481,097	85,572,724
QUALCOMM Inc	52,373	7,686,261
		150,770,909
Software - 10.8%
Adobe Inc (b)	20,933	7,487,525
AppLovin Corp Class A (b)	19,408	7,582,706
Fair Isaac Corp (b)	3,540	5,085,989
Microsoft Corp	145,768	77,767,228
Palo Alto Networks Inc (b)	42,349	7,351,786
Salesforce Inc	33,470	8,646,305
		113,921,539
Technology Hardware, Storage & Peripherals - 6.3%
Apple Inc	292,815	60,779,610
NetApp Inc	50,064	5,213,164
		65,992,774
TOTAL INFORMATION TECHNOLOGY		339,068,987

Materials - 2.2%
Chemicals - 1.3%
CF Industries Holdings Inc	18,248	1,693,962
Ecolab Inc	9,915	2,595,350
Linde PLC	11,440	5,265,375
Sherwin-Williams Co/The	7,840	2,594,099
		12,148,786
Construction Materials - 0.3%
Eagle Materials Inc	5,922	1,328,245
Vulcan Materials Co	7,300	2,005,091
		3,333,336
Containers & Packaging - 0.1%
Avery Dennison Corp	8,789	1,474,531
Metals & Mining - 0.5%
Freeport-McMoRan Inc	62,542	2,516,690
Reliance Inc	5,706	1,655,482
Royal Gold Inc	10,555	1,598,238
		5,770,410
TOTAL MATERIALS		22,727,063

Real Estate - 2.1%
Industrial REITs - 0.2%
Prologis Inc	26,469	2,826,360
Residential REITs - 0.4%
AvalonBay Communities Inc	7,848	1,461,926
Equity Residential	22,651	1,431,543
Essex Property Trust Inc	5,180	1,347,732
		4,241,201
Retail REITs - 0.4%
Realty Income Corp	37,449	2,102,012
Simon Property Group Inc	12,111	1,983,661
		4,085,673
Specialized REITs - 1.1%
American Tower Corp	14,658	3,054,581
Extra Space Storage Inc	11,467	1,540,706
Lamar Advertising Co Class A	11,015	1,346,584
Public Storage Operating Co	6,748	1,835,051
SBA Communications Corp Class A	7,777	1,747,647
VICI Properties Inc	58,591	1,910,067
		11,434,636
TOTAL REAL ESTATE		22,587,870

Utilities - 2.6%
Electric Utilities - 1.3%
NextEra Energy Inc	69,182	4,916,074
NRG Energy Inc	25,581	4,277,143
Southern Co/The	46,416	4,385,384
		13,578,601
Gas Utilities - 0.2%
National Fuel Gas Co (c)	32,794	2,846,191
Independent Power and Renewable Electricity Producers - 0.8%
Talen Energy Corp (b)	10,497	3,963,352
Vistra Corp	19,228	4,009,807
		7,973,159
Multi-Utilities - 0.3%
WEC Energy Group Inc	28,039	3,058,494
TOTAL UTILITIES		27,456,445

TOTAL UNITED STATES		1,050,440,638
TOTAL COMMON STOCKS (Cost $869,537,543)		1,050,440,638

U.S. Treasury Obligations - 0.0%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 8/21/2025 (e) (Cost $164,614)	4.25	165,000	164,606

Money Market Funds - 0.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	4.33	1,521,982	1,522,286
Fidelity Securities Lending Cash Central Fund (f)(g)	4.33	1,310,919	1,311,050
TOTAL MONEY MARKET FUNDS (Cost $2,833,336)			2,833,336

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $872,535,493)	1,053,438,580
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(719,621)
NET ASSETS - 100.0%	1,052,718,959

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	68	Sep 2025	2,167,245	77,254	77,254

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $164,606.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	778,106	42,550,085	41,805,905	91,392	-	-	1,522,286	1,521,982	0.0%
Fidelity Securities Lending Cash Central Fund	3,951,125	100,581,335	103,221,410	2,727	-	-	1,311,050	1,310,919	0.0%
Total	4,729,231	143,131,420	145,027,315	94,119	-	-	2,833,336

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	98,415,470	98,415,470	-	-
Consumer Discretionary	116,501,889	116,501,889	-	-
Consumer Staples	55,591,870	55,591,870	-	-
Energy	32,643,861	32,643,861	-	-
Financials	145,891,789	145,891,789	-	-
Health Care	95,119,673	95,119,673	-	-
Industrials	94,435,721	94,435,721	-	-
Information Technology	339,068,987	339,068,987	-	-
Materials	22,727,063	22,727,063	-	-
Real Estate	22,587,870	22,587,870	-	-
Utilities	27,456,445	27,456,445	-	-

U.S. Treasury Obligations	164,606	-	164,606	-

Money Market Funds	2,833,336	2,833,336	-	-
Total Investments in Securities:	1,053,438,580	1,053,273,974	164,606	-
Derivative Instruments:

Assets
Futures Contracts	77,254	77,254	-	-
Total Assets	77,254	77,254	-	-
Total Derivative Instruments:	77,254	77,254	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	77,254	0
Total Equity Risk	77,254	0
Total Value of Derivatives	77,254	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Quality Factor ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value (including securities loaned of $1,292,778) - See accompanying schedule:
Unaffiliated issuers (cost $869,702,157)	$1,050,605,244
Fidelity Central Funds (cost $2,833,336)	2,833,336

Total Investment in Securities (cost $872,535,493)		$1,053,438,580
Dividends receivable		725,685
Distributions receivable from Fidelity Central Funds		4,579
Total assets		1,054,168,844
Liabilities
Accrued management fee	$131,355
Payable for daily variation margin on futures contracts	7,480
Collateral on securities loaned	1,311,050
Total liabilities		1,449,885
Net Assets		$1,052,718,959
Net Assets consist of:
Paid in capital		$916,074,657
Total accumulated earnings (loss)		136,644,302
Net Assets		$1,052,718,959
Net Asset Value, offering price and redemption price per share ($1,052,718,959 ÷ 14,850,000 shares)		$70.89
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$15,054,366
Interest		7,275
Income from Fidelity Central Funds (including $2,727 from security lending)		94,119
Total income		15,155,760
Expenses
Management fee	$1,580,687
Independent trustees' fees and expenses	4,257
Miscellaneous	4,543
Total expenses before reductions	1,589,487
Expense reductions	(690)
Total expenses after reductions		1,588,797
Net Investment income (loss)		13,566,963
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(13,705,790)
Redemptions in-kind	104,928,150
Futures contracts	(37,791)
Total net realized gain (loss)		91,184,569
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	42,232,266
Futures contracts	70,511
Total change in net unrealized appreciation (depreciation)		42,302,777
Net gain (loss)		133,487,346
Net increase (decrease) in net assets resulting from operations		$147,054,309
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,566,963	$8,105,374
Net realized gain (loss)	91,184,569	16,518,412
Change in net unrealized appreciation (depreciation)	42,302,777	110,505,684
Net increase (decrease) in net assets resulting from operations	147,054,309	135,129,470
Distributions to shareholders	(13,620,100)	(7,699,650)

Share transactions
Proceeds from sales of shares	337,528,749	650,190,885
Cost of shares redeemed	(446,794,950)	(75,912,293)

Net increase (decrease) in net assets resulting from share transactions	(109,266,201)	574,278,592
Total increase (decrease) in net assets	24,168,008	701,708,412

Net Assets
Beginning of period	1,028,550,951	326,842,539
End of period	$1,052,718,959	$1,028,550,951

Other Information
Shares
Sold	5,150,000	11,550,000
Redeemed	(6,850,000)	(1,250,000)
Net increase (decrease)	(1,700,000)	10,300,000

Financial Highlights
Fidelity® Quality Factor ETF

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$62.15	$52.29	$48.06	$51.19	$38.19
Income from Investment Operations
Net investment income (loss) A,B	.85	.73	.72	.67	.62
Net realized and unrealized gain (loss)	8.75	9.83	4.20	(3.10)	13.00
Total from investment operations	9.60	10.56	4.92	(2.43)	13.62
Distributions from net investment income	(.86)	(.70)	(.69)	(.70)	(.62)
Total distributions	(.86)	(.70)	(.69)	(.70)	(.62)
Net asset value, end of period	$70.89	$62.15	$52.29	$48.06	$51.19
Total Return C,D	15.56%	20.34%	10.46%	(4.79)%	36.00%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.15%	.18%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.15%	.18%	.29%	.29%	.29%
Expenses net of all reductions, if any	.15%	.18%	.29%	.29%	.29%
Net investment income (loss)	1.28%	1.30%	1.54%	1.33%	1.39%
Supplemental Data
Net assets, end of period (000 omitted)	$1,052,719	$1,028,551	$326,843	$266,714	$245,721
Portfolio turnover rate G,H	33%	34%	43%	38%	35%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DBased on net asset value.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Small-Mid Multifactor ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
BERMUDA - 0.4%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Teekay Corp Ltd	237,769	1,711,937
Financials - 0.3%
Insurance - 0.3%
RenaissanceRe Holdings Ltd	19,464	4,744,155
TOTAL BERMUDA		6,456,092
CANADA - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Teekay Tankers Ltd Class A	43,981	1,862,595
IRELAND - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Ardmore Shipping Corp	150,041	1,632,446
MONACO - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Scorpio Tankers Inc	44,042	1,991,139
PUERTO RICO - 0.3%
Financials - 0.3%
Banks - 0.3%
Ofg Bancorp	44,701	1,905,156
Popular Inc	32,101	3,678,133

TOTAL PUERTO RICO		5,583,289
THAILAND - 0.3%
Information Technology - 0.3%
Electronic Equipment, Instruments & Components - 0.3%
Fabrinet (b)	15,851	5,131,444
UNITED KINGDOM - 0.8%
Energy - 0.4%
Energy Equipment & Services - 0.4%
TechnipFMC PLC	163,589	5,949,732
Industrials - 0.0%
Machinery - 0.0%
Luxfer Holdings PLC	90,160	1,083,723
Materials - 0.4%
Metals & Mining - 0.4%
Anglogold Ashanti Plc	140,886	6,515,978
TOTAL UNITED KINGDOM		13,549,433
UNITED STATES - 97.7%
Communication Services - 3.2%
Diversified Telecommunication Services - 0.4%
Frontier Communications Parent Inc (b)	94,545	3,473,583
GCI Liberty Inc/DEL Class A (b)(c)	869	0
GCI LLC Class C	10,078	335,094
IDT Corp Class B	33,302	1,961,821
		5,770,498
Entertainment - 1.0%
Live Nation Entertainment Inc (b)	49,862	7,364,617
Madison Square Garden Entertainment Corp Class A (b)	47,995	1,813,731
Madison Square Garden Sports Corp Class A (b)	10,685	2,159,439
Playtika Holding Corp	202,385	901,625
TKO Group Holdings Inc Class A	25,660	4,311,137
		16,550,549
Interactive Media & Services - 0.5%
Cargurus Inc Class A (b)	57,019	1,871,364
Match Group Inc	105,060	3,600,406
Yelp Inc Class A (b)	51,355	1,768,153
Ziff Davis Inc (b)	35,992	1,120,070
		8,359,993
Media - 1.2%
AMC Networks Inc Class A (b)	146,244	876,002
Cable One Inc (d)	5,896	754,569
Liberty Broadband Corp Class C (b)	50,385	3,089,608
New York Times Co/The Class A	69,880	3,626,073
News Corp Class A	178,805	5,242,563
Nexstar Media Group Inc	16,369	3,062,804
TEGNA Inc	114,633	1,914,371
		18,565,990
Wireless Telecommunication Services - 0.1%
United States Cellular Corp (b)	24,540	1,789,702
TOTAL COMMUNICATION SERVICES		51,036,732

Consumer Discretionary - 12.6%
Automobile Components - 0.8%
BorgWarner Inc	101,017	3,717,427
Dorman Products Inc (b)	17,668	2,131,114
Gentex Corp	115,389	3,048,577
Patrick Industries Inc	22,947	2,231,366
Phinia Inc	37,663	1,909,514
		13,037,998
Automobiles - 0.1%
Harley-Davidson Inc	82,365	2,003,940
Broadline Retail - 0.4%
Dillard's Inc Class A (d)	3,693	1,724,372
Ollie's Bargain Outlet Holdings Inc (b)	28,774	3,931,392
		5,655,764
Diversified Consumer Services - 2.2%
Adtalem Global Education Inc (b)	22,248	2,542,279
Bright Horizons Family Solutions Inc (b)	26,500	2,997,150
Carriage Services Inc	37,180	1,670,126
Duolingo Inc Class A (b)	13,370	4,633,374
Frontdoor Inc (b)	42,442	2,482,857
Graham Holdings Co Class B	2,326	2,219,423
Grand Canyon Education Inc (b)	15,110	2,547,999
H&R Block Inc	61,403	3,336,639
Laureate Education Inc (b)	106,013	2,395,894
Perdoceo Education Corp	63,853	1,837,689
Service Corp International/US	55,477	4,233,450
Strategic Education Inc	20,241	1,500,768
Stride Inc (b)	21,108	2,706,679
		35,104,327
Hotels, Restaurants & Leisure - 2.5%
Boyd Gaming Corp	35,125	2,982,113
Brinker International Inc (b)	18,927	2,982,895
Choice Hotels International Inc (d)	14,820	1,892,662
Churchill Downs Inc	30,233	3,236,140
Hyatt Hotels Corp Class A (d)	19,484	2,746,659
Monarch Casino & Resort Inc	19,629	2,021,002
Planet Fitness Inc Class A (b)	34,672	3,785,836
Rush Street Interactive Inc Class A (b)	116,111	2,340,798
Texas Roadhouse Inc	25,022	4,632,323
Travel + Leisure Co	42,907	2,542,240
Vail Resorts Inc (d)	18,153	2,727,670
Wendy's Co/The	138,689	1,366,086
Wingstop Inc	12,096	4,564,305
Wyndham Hotels & Resorts Inc	32,976	2,835,936
		40,656,665
Household Durables - 1.9%
Cavco Industries Inc (b)	4,711	1,901,689
Cricut Inc Class A (d)	255,295	1,250,946
Green Brick Partners Inc (b)	31,477	1,949,685
KB Home	39,343	2,174,094
La-Z-Boy Inc	40,460	1,455,346
M/I Homes Inc (b)	18,579	2,233,010
Mohawk Industries Inc (b)	25,250	2,891,378
SharkNinja Inc (b)	29,440	3,417,984
Somnigroup International Inc	65,720	4,756,814
Taylor Morrison Home Corp (b)	48,008	2,845,914
Toll Brothers Inc	36,427	4,311,500
Tri Pointe Homes Inc (b)	61,748	1,901,838
		31,090,198
Leisure Products - 0.6%
Acushnet Holdings Corp (d)	28,436	2,264,074
Hasbro Inc	57,721	4,338,310
Mattel Inc (b)	152,675	2,597,002
		9,199,386
Specialty Retail - 2.6%
Abercrombie & Fitch Co Class A (b)	25,362	2,435,259
Academy Sports & Outdoors Inc	44,643	2,267,418
Asbury Automotive Group Inc (b)	9,500	2,110,140
AutoNation Inc (b)	13,682	2,635,700
Boot Barn Holdings Inc (b)	17,432	2,996,562
Buckle Inc/The	38,320	1,891,858
Build-A-Bear Workshop Inc (d)	38,395	1,947,010
Chewy Inc Class A (b)	78,952	2,897,538
Dick's Sporting Goods Inc	20,736	4,385,872
Group 1 Automotive Inc	6,289	2,592,011
Lithia Motors Inc Class A	10,453	3,010,465
Murphy USA Inc	7,476	2,709,900
Penske Automotive Group Inc	13,091	2,191,564
Sally Beauty Holdings Inc (b)	156,041	1,519,839
Upbound Group Inc	60,632	1,251,141
Urban Outfitters Inc (b)	38,717	2,914,617
Winmark Corp	4,385	1,654,987
		41,411,881
Textiles, Apparel & Luxury Goods - 1.5%
Crocs Inc (b)	29,265	2,918,598
Kontoor Brands Inc	28,775	1,601,617
Levi Strauss & Co Class A	98,087	1,931,333
Ralph Lauren Corp Class A	15,990	4,777,013
Skechers USA Inc Class A (b)	52,388	3,313,541
Steven Madden Ltd	55,281	1,327,020
Tapestry Inc	79,377	8,575,097
		24,444,219
TOTAL CONSUMER DISCRETIONARY		202,604,378

Consumer Staples - 3.8%
Beverages - 0.6%
Coca-Cola Consolidated Inc	24,053	2,687,923
Molson Coors Beverage Co Class B	68,286	3,326,894
National Beverage Corp (b)	36,989	1,694,836
Vita Coco Co Inc/The (b)	42,955	1,514,593
		9,224,246
Consumer Staples Distribution & Retail - 1.4%
Albertsons Cos Inc Class A	164,051	3,153,060
BJ's Wholesale Club Holdings Inc (b)	45,860	4,856,574
Casey's General Stores Inc	12,420	6,460,015
PriceSmart Inc	19,419	2,087,543
Sprouts Farmers Market Inc (b)	32,980	4,997,789
Weis Markets Inc	21,581	1,562,680
		23,117,661
Food Products - 1.4%
Cal-Maine Foods Inc	22,224	2,469,975
Hormel Foods Corp	118,900	3,339,901
Ingredion Inc	26,729	3,515,933
Marzetti Company/The	11,651	2,071,082
Pilgrim's Pride Corp	35,816	1,697,320
Post Holdings Inc (b)	23,370	2,472,780
Seneca Foods Corp Class A (b)	17,241	1,805,650
Simply Good Foods Co/The (b)	56,029	1,706,643
The Campbell's Company	84,336	2,692,005
		21,771,289
Household Products - 0.1%
WD-40 Co	8,739	1,873,642
Personal Care Products - 0.2%
BellRing Brands Inc (b)	49,078	2,678,677
Tobacco - 0.1%
Turning Point Brands Inc	23,902	1,982,432
TOTAL CONSUMER STAPLES		60,647,947

Energy - 3.8%
Energy Equipment & Services - 0.3%
Archrock Inc	103,466	2,416,966
Cactus Inc Class A	44,817	1,896,207
		4,313,173
Oil, Gas & Consumable Fuels - 3.5%
Antero Midstream Corp	192,978	3,541,146
Berry Corp	407,798	1,231,550
California Resources Corp	53,240	2,565,103
Chord Energy Corp	32,241	3,557,150
Civitas Resources Inc	58,395	1,772,872
CNX Resources Corp (b)	95,156	2,884,178
Core Natural Resources Inc	25,310	1,868,131
Dorian LPG Ltd	75,060	2,160,977
DT Midstream Inc	41,642	4,277,883
Excelerate Energy Inc Class A	57,443	1,473,987
Expand Energy Corp	70,602	7,397,678
FutureFuel Corp	336,998	1,364,842
Gulfport Energy Corp (b)	12,151	2,115,854
International Seaways Inc	51,278	2,045,992
Magnolia Oil & Gas Corp Class A	124,141	2,957,039
Peabody Energy Corp	122,740	1,982,251
REX American Resources Corp (b)	42,998	2,247,935
Riley Exploration Permian Inc	54,312	1,425,147
Texas Pacific Land Corp	6,089	5,894,944
VAALCO Energy Inc (d)	439,263	1,634,058
World Kinect Corp	75,740	2,065,430
		56,464,147
TOTAL ENERGY		60,777,320

Financials - 17.7%
Banks - 7.5%
1st Source Corp	26,405	1,579,547
Amalgamated Financial Corp	45,580	1,321,363
Ameris Bancorp	36,793	2,514,802
Associated Banc-Corp	97,897	2,421,972
Axos Financial Inc (b)	33,084	2,856,803
Bancorp Inc/The (b)	34,597	2,185,147
Bank OZK	54,490	2,686,357
Banner Corp	28,857	1,791,298
BOK Financial Corp	18,405	1,868,660
Cadence Bank	87,755	3,058,262
Cathay General Bancorp	48,649	2,199,908
Central Pacific Financial Corp	53,920	1,437,507
City Holding Co	15,801	1,929,302
Columbia Banking System Inc	106,203	2,527,631
Comerica Inc	54,757	3,699,930
Community Trust Bancorp Inc	30,254	1,633,111
Cullen/Frost Bankers Inc	26,648	3,395,222
East West Bancorp Inc	49,649	4,977,312
Enterprise Financial Services Corp	32,588	1,798,532
First Commonwealth Financial Corp	110,623	1,826,386
First Financial Corp	30,462	1,631,240
First Horizon Corp	200,139	4,365,032
First Mid Bancshares Inc	42,655	1,619,610
FNB Corp/PA	180,763	2,769,289
Fulton Financial Corp	116,962	2,099,468
German American Bancorp Inc	42,496	1,632,696
Hancock Whitney Corp	45,464	2,715,110
Hanmi Financial Corp	65,613	1,496,633
Independent Bank Corp/MI	44,977	1,374,047
International Bancshares Corp	35,084	2,392,027
Metropolitan Bank Holding Corp	23,849	1,682,308
Midland States Bancorp Inc	80,642	1,367,687
Nbt Bancorp Inc	41,870	1,732,581
Nicolet Bankshares Inc	15,463	1,994,727
Old Second Bancorp Inc	85,197	1,445,793
Pathward Financial Inc	23,512	1,778,095
Peoples Bancorp Inc/OH	54,332	1,556,068
Preferred Bank/Los Angeles CA	18,801	1,707,507
Prosperity Bancshares Inc	42,569	2,835,947
QCR Holdings Inc	21,964	1,559,444
SouthState Corp	32,528	3,063,162
Synovus Financial Corp	60,975	2,880,459
TriCo Bancshares	41,334	1,699,654
TrustCo Bank Corp NY	49,603	1,664,677
UMB Financial Corp	22,901	2,518,881
Univest Financial Corp	53,570	1,544,959
Valley National Bancorp	258,302	2,394,460
Webster Financial Corp	67,481	3,890,280
WesBanco Inc	57,882	1,743,985
Westamerica BanCorp	35,179	1,685,074
Western Alliance Bancorp	43,660	3,386,270
Wintrust Financial Corp	27,605	3,532,888
Zions Bancorp NA	62,439	3,347,979
		120,817,089
Capital Markets - 3.8%
Affiliated Managers Group Inc	15,198	3,189,604
Evercore Inc Class A	13,997	4,215,057
Federated Hermes Inc Class B	56,616	2,806,455
Hamilton Lane Inc Class A	19,035	2,899,031
Houlihan Lokey Inc Class A	21,528	4,104,528
Interactive Brokers Group Inc Class A	137,474	9,012,795
Janus Henderson Group PLC	63,700	2,758,210
Jefferies Financial Group Inc	59,630	3,438,266
Piper Sandler Cos	8,388	2,644,904
PJT Partners Inc Class A	14,138	2,525,330
SEI Investments Co	41,743	3,678,393
StepStone Group Inc Class A	37,252	2,211,279
Stifel Financial Corp	38,432	4,385,860
StoneX Group Inc (b)	29,917	2,909,129
Tradeweb Markets Inc Class A	41,444	5,742,066
Victory Capital Holdings Inc Class A (d)	33,314	2,295,668
Virtu Financial Inc Class A	54,844	2,420,814
		61,237,389
Consumer Finance - 0.5%
Bread Financial Holdings Inc	35,167	2,155,737
Enova International Inc (b)	18,862	1,972,211
Nelnet Inc Class A	16,938	2,113,354
OneMain Holdings Inc	56,717	3,277,676
		9,518,978
Financial Services - 1.5%
Corebridge Financial Inc	110,423	3,926,642
Enact Holdings Inc	50,729	1,763,340
Essent Group Ltd	52,338	2,930,405
Jackson Financial Inc	34,603	3,029,839
MGIC Investment Corp	122,509	3,172,983
NMI Holdings Inc (b)	56,875	2,122,575
Payoneer Global Inc (b)	192,369	1,263,863
Radian Group Inc	80,173	2,614,442
Voya Financial Inc	44,643	3,125,010
		23,949,099
Insurance - 4.4%
American Financial Group Inc/OH	29,911	3,735,884
Assurant Inc	19,710	3,691,683
Axis Capital Holdings Ltd	34,919	3,276,799
CNO Financial Group Inc	61,378	2,261,166
Employers Holdings Inc	34,977	1,443,850
Erie Indemnity Co Class A	10,002	3,563,112
Genworth Financial Inc Class A (b)	293,019	2,303,129
Globe Life Inc	33,010	4,636,915
Hanover Insurance Group Inc/The	18,199	3,123,494
Kinsale Capital Group Inc	8,643	3,808,884
Loews Corp	62,642	5,671,607
Mercury General Corp	34,852	2,413,501
Old Republic International Corp	100,387	3,630,998
Palomar Hldgs Inc (b)	19,691	2,608,861
Primerica Inc	13,377	3,553,333
Reinsurance Group of America Inc	23,370	4,497,557
RLI Corp	39,724	2,621,387
Ryan Specialty Holdings Inc Class A	47,993	2,936,692
Skyward Specialty Insurance Group Inc (b)	37,674	1,905,550
Universal Insurance Holdings Inc	77,410	1,829,971
Unum Group	61,658	4,427,661
White Mountains Insurance Group Ltd	1,371	2,451,074
		70,393,108
TOTAL FINANCIALS		285,915,663

Health Care - 10.7%
Biotechnology - 3.2%
ADMA Biologics Inc (b)	141,521	2,646,443
Alkermes PLC (b)	85,082	2,253,822
Arcellx Inc (b)(d)	29,338	2,094,440
Catalyst Pharmaceuticals Inc (b)	87,211	1,860,211
Exelixis Inc (b)	114,428	4,144,582
Halozyme Therapeutics Inc (b)	56,449	3,385,247
Incyte Corp (b)	59,492	4,455,356
Insmed Inc (b)	62,647	6,720,770
Krystal Biotech Inc (b)(d)	14,854	2,285,585
MannKind Corp (b)	312,602	1,181,636
Natera Inc (b)	41,925	5,603,696
Neurocrine Biosciences Inc (b)	35,282	4,524,211
PTC Therapeutics Inc (b)	46,887	2,443,282
Sarepta Therapeutics Inc (b)(d)	35,896	589,411
United Therapeutics Corp (b)	15,450	4,244,115
Vanda Pharmaceuticals Inc (b)	308,993	1,316,310
Veracyte Inc (b)	49,577	1,165,555
Vericel Corp (b)	34,695	1,212,243
		52,126,915
Health Care Equipment & Supplies - 2.1%
Embecta Corp	89,741	911,768
Glaukos Corp (b)	22,725	1,956,395
Globus Medical Inc Class A (b)	44,099	2,320,930
Haemonetics Corp (b)	31,844	2,357,730
ICU Medical Inc (b)	14,615	1,876,712
Integer Holdings Corp (b)	18,113	1,965,442
iRadimed Corp	24,085	1,405,119
Lantheus Holdings Inc (b)	33,027	2,351,192
LeMaitre Vascular Inc	19,052	1,547,784
LivaNova PLC (b)	41,661	1,757,678
Masimo Corp (b)	18,978	2,918,627
Merit Medical Systems Inc (b)	27,448	2,329,237
Omnicell Inc (b)	41,951	1,300,901
Solventum Corp (b)	53,749	3,835,529
Teleflex Inc	19,743	2,359,289
UFP Technologies Inc (b)(d)	6,624	1,499,607
Utah Medical Products Inc	23,930	1,330,508
		34,024,448
Health Care Providers & Services - 2.8%
Addus HomeCare Corp (b)	15,418	1,646,334
Amedisys Inc (b)	23,260	2,293,436
Astrana Health Inc (b)	47,337	1,129,461
Chemed Corp	6,298	2,596,665
CorVel Corp (b)	17,589	1,558,385
Cross Country Healthcare Inc (b)	82,587	1,110,795
DaVita Inc (b)	19,193	2,694,121
Encompass Health Corp	39,233	4,319,946
Ensign Group Inc/The	23,743	3,561,450
Henry Schein Inc (b)	48,743	3,297,464
Hims & Hers Health Inc Class A (b)(d)	81,510	5,394,332
National HealthCare Corp	16,514	1,585,839
Premier Inc Class A (d)	95,314	2,047,345
RadNet Inc (b)(d)	36,755	2,011,601
Tenet Healthcare Corp (b)	33,896	5,466,748
Universal Health Services Inc Class B	22,135	3,684,371
		44,398,293
Health Care Technology - 0.4%
Doximity Inc Class A (b)	56,469	3,317,554
HealthStream Inc	47,224	1,235,379
Waystar Holding Corp (b)	44,055	1,629,153
		6,182,086
Life Sciences Tools & Services - 0.7%
Bio-Rad Laboratories Inc Class A (b)	8,638	2,089,964
Bruker Corp	52,064	2,000,820
Medpace Holdings Inc (b)	10,431	4,456,123
Mesa Laboratories Inc (d)	11,042	844,492
Repligen Corp (b)	21,899	2,563,716
		11,955,115
Pharmaceuticals - 1.5%
Amphastar Pharmaceuticals Inc (b)	50,872	1,065,768
Corcept Therapeutics Inc (b)(d)	43,869	2,946,681
Edgewise Therapeutics Inc (b)	58,980	841,055
Harmony Biosciences Holdings Inc (b)(d)	44,241	1,556,398
Harrow Inc (b)(d)	51,250	1,627,700
Innoviva Inc (b)(d)	87,856	1,596,344
Jazz Pharmaceuticals PLC (b)	26,719	3,062,799
Ligand Pharmaceuticals Inc (b)(d)	16,339	2,149,886
Organon & Co	157,210	1,524,937
Perrigo Co PLC	89,917	2,398,086
Phibro Animal Health Corp Class A	65,502	1,735,803
Prestige Consumer Healthcare Inc (b)	30,465	2,252,887
Supernus Pharmaceuticals Inc (b)	48,390	1,698,489
		24,456,833
TOTAL HEALTH CARE		173,143,690

Industrials - 21.6%
Aerospace & Defense - 1.6%
BWX Technologies Inc	33,486	5,087,528
Curtiss-Wright Corp	12,984	6,365,016
Huntington Ingalls Industries Inc	15,817	4,410,729
Leonardo DRS Inc	50,054	2,082,246
Moog Inc Class A	13,186	2,552,546
Woodward Inc	21,300	5,475,804
		25,973,869
Air Freight & Logistics - 0.4%
CH Robinson Worldwide Inc	42,258	4,873,193
Hub Group Inc Class A	40,225	1,408,679
		6,281,872
Building Products - 2.5%
A O Smith Corp	48,360	3,423,404
AAON Inc	27,136	2,265,856
Allegion plc	31,246	5,184,336
Apogee Enterprises Inc	28,341	1,190,039
Armstrong World Industries Inc	18,698	3,518,403
AZZ Inc	19,779	2,165,801
CSW Industrials Inc	7,757	2,012,786
Lennox International Inc	10,282	6,261,738
Owens Corning	28,308	3,946,984
Simpson Manufacturing Co Inc	17,669	3,170,349
Tecnoglass Inc	20,106	1,568,871
UFP Industries Inc	25,367	2,485,966
Zurn Elkay Water Solutions Corp	66,428	2,939,439
		40,133,972
Commercial Services & Supplies - 1.7%
ABM Industries Inc	37,024	1,707,917
Brady Corp Class A	26,151	1,845,476
Clean Harbors Inc (b)	17,602	4,150,728
CoreCivic Inc (b)	86,008	1,723,600
Ennis Inc	62,972	1,120,902
GEO Group Inc/The (b)	73,983	1,917,639
Healthcare Services Group Inc (b)	119,233	1,551,221
HNI Corp	35,501	1,826,171
Rollins Inc	96,323	5,516,419
Steelcase Inc Class A	121,642	1,256,562
Tetra Tech Inc	101,762	3,738,736
UniFirst Corp/MA	8,860	1,515,326
		27,870,697
Construction & Engineering - 3.5%
AECOM	45,511	5,130,910
Arcosa Inc	23,306	2,001,519
Argan Inc	11,113	2,722,463
Comfort Systems USA Inc	11,705	8,232,127
Construction Partners Inc Class A (b)	25,756	2,597,493
Dycom Industries Inc (b)	13,310	3,577,861
EMCOR Group Inc	14,396	9,033,346
Everus Construction Group Inc	29,250	2,172,105
Granite Construction Inc	24,232	2,289,197
IES Holdings Inc (b)	7,179	2,534,690
Limbach Holdings Inc (b)	13,648	1,869,775
MasTec Inc (b)	24,235	4,585,504
Primoris Services Corp	28,361	2,670,755
Sterling Infrastructure Inc (b)	15,666	4,192,065
Valmont Industries Inc	8,604	3,131,426
		56,741,236
Electrical Equipment - 1.3%
Acuity Inc	11,405	3,550,947
EnerSys	22,148	2,045,811
Generac Holdings Inc (b)	23,246	4,525,764
nVent Electric PLC	60,142	4,716,336
Powell Industries Inc	6,946	1,646,896
Regal Rexnord Corp	24,413	3,732,259
		20,218,013
Ground Transportation - 0.4%
Landstar System Inc	15,918	2,122,984
Ryder System Inc	17,846	3,171,413
Schneider National Inc Class B	48,523	1,186,387
		6,480,784
Machinery - 6.1%
Allison Transmission Holdings Inc	32,244	2,904,217
Atmus Filtration Technologies Inc	48,688	1,894,450
Crane Co	19,026	3,724,720
Donaldson Co Inc	48,248	3,472,409
Enerpac Tool Group Corp Class A	38,259	1,473,354
Esab Corp	23,933	3,211,091
ESCO Technologies Inc	15,021	2,909,568
Federal Signal Corp	27,305	3,455,994
Flowserve Corp	51,510	2,886,620
Franklin Electric Co Inc	21,671	2,035,990
Gates Industrial Corp PLC (b)	111,765	2,771,772
Gorman-Rupp Co/The	36,070	1,484,641
Graco Inc	58,085	4,877,978
ITT Inc	28,707	4,879,042
JBT Marel Corp	16,987	2,340,809
Kadant Inc	6,055	2,014,922
Lincoln Electric Holdings Inc	20,578	5,010,744
Lindsay Corp	11,281	1,539,969
Middleby Corp/The (b)(d)	20,511	2,978,197
Miller Industries Inc/TN	20,267	825,880
Mueller Industries Inc	43,927	3,750,048
Mueller Water Products Inc Class A1	82,240	2,036,262
Nordson Corp	19,296	4,133,396
Oshkosh Corp	27,004	3,416,816
Pentair PLC	54,178	5,536,993
RBC Bearings Inc (b)	11,114	4,304,897
Snap-on Inc	16,976	5,452,522
SPX Technologies Inc (b)	19,252	3,511,372
Standex International Corp	8,779	1,446,252
Toro Co/The	40,794	3,028,955
Watts Water Technologies Inc Class A	12,601	3,305,494
		96,615,374
Marine Transportation - 0.1%
Matson Inc	16,726	1,786,002
Passenger Airlines - 0.1%
SkyWest Inc (b)	19,763	2,291,717
Professional Services - 2.5%
Barrett Business Services Inc	32,525	1,495,174
CACI International Inc (b)	8,726	4,018,934
CRA International Inc	7,705	1,361,165
CSG Systems International Inc	25,352	1,583,486
ExlService Holdings Inc (b)	62,824	2,728,446
Exponent Inc	25,523	1,760,066
FTI Consulting Inc (b)	14,719	2,448,506
Genpact Ltd	64,727	2,851,224
Heidrick & Struggles International Inc	29,658	1,320,671
Huron Consulting Group Inc (b)	12,938	1,708,851
Kforce Inc	26,699	930,459
Korn Ferry	29,645	2,100,941
Maximus Inc	30,560	2,257,162
Parsons Corp (b)	26,393	1,958,361
Paycom Software Inc	17,992	4,165,868
Paylocity Holding Corp (b)	16,494	3,049,411
Robert Half Inc	45,105	1,664,826
Science Applications International Corp	23,248	2,591,687
		39,995,238
Trading Companies & Distributors - 1.4%
Applied Industrial Technologies Inc	14,126	3,835,209
Boise Cascade Co	18,843	1,579,232
Core & Main Inc Class A (b)	70,072	4,459,382
DXP Enterprises Inc/TX (b)	13,904	1,574,767
McGrath RentCorp	15,381	1,919,395
MSC Industrial Direct Co Inc Class A	25,873	2,241,119
Rush Enterprises Inc Class A	34,290	1,856,461
Watsco Inc	11,446	5,160,772
		22,626,337
TOTAL INDUSTRIALS		347,015,111

Information Technology - 10.8%
Communications Equipment - 0.2%
Ciena Corp (b)	52,300	4,855,532
Electronic Equipment, Instruments & Components - 3.2%
Advanced Energy Industries Inc	21,748	3,021,232
Arrow Electronics Inc (b)	25,369	2,942,804
Avnet Inc	50,368	2,666,482
Badger Meter Inc	13,891	2,622,065
Bel Fuse Inc Class B	19,832	2,578,953
Belden Inc	22,279	2,754,798
Benchmark Electronics Inc	42,413	1,632,901
CTS Corp	36,594	1,434,119
Daktronics Inc (b)(d)	92,535	1,500,918
ePlus Inc (b)	23,964	1,552,388
Littelfuse Inc	12,323	3,171,078
Mirion Technologies Inc Class A (b)	133,777	2,989,916
Novanta Inc (b)	18,555	2,282,636
PC Connection Inc	22,944	1,413,121
Plexus Corp (b)	16,800	2,142,000
Sanmina Corp (b)	29,862	3,465,186
ScanSource Inc (b)	40,299	1,565,213
TD SYNNEX Corp	29,465	4,254,451
TTM Technologies Inc (b)	82,343	3,890,707
Vontier Corp	73,582	3,051,446
		50,932,414
IT Services - 0.8%
Amdocs Ltd	46,251	3,947,985
ASGN Inc (b)	27,040	1,355,786
DXC Technology Co (b)	109,516	1,490,513
Hackett Group Inc/The	51,581	1,206,480
Kyndryl Holdings Inc (b)	91,921	3,471,856
Unisys Corp (b)	211,534	873,635
		12,346,255
Semiconductors & Semiconductor Equipment - 1.0%
Amkor Technology Inc	85,568	1,930,414
Cirrus Logic Inc (b)	26,546	2,673,448
MACOM Technology Solutions Holdings Inc (b)	25,190	3,454,557
Onto Innovation Inc (b)	19,275	1,826,306
Photronics Inc (b)	77,776	1,583,519
Semtech Corp (b)	42,358	2,164,494
Universal Display Corp	21,036	3,037,598
		16,670,336
Software - 5.2%
A10 Networks Inc	86,345	1,590,475
ACI Worldwide Inc (b)	52,303	2,226,016
Agilysys Inc (b)	21,456	2,447,700
Alarm.com Holdings Inc (b)	34,753	1,898,556
AvePoint Inc Class A (b)	97,970	1,869,268
Bentley Systems Inc Class B	69,554	4,032,741
Blackbaud Inc (b)	27,350	1,843,937
Clear Secure Inc Class A	84,686	2,490,615
Clearwater Analytics Holdings Inc Class A (b)	99,363	2,013,094
Commvault Systems Inc (b)	19,446	3,693,768
Consensus Cloud Solutions Inc (b)	53,062	1,070,791
Daily Journal Corp (b)(d)	3,600	1,438,488
Dolby Laboratories Inc Class A	32,306	2,433,934
Dropbox Inc Class A (b)	99,763	2,710,561
Dynatrace Inc (b)	100,451	5,284,728
Guidewire Software Inc (b)	27,987	6,331,220
Intapp Inc (b)	32,449	1,299,582
InterDigital Inc	14,171	3,658,952
Klaviyo Inc Class A (b)	48,639	1,512,673
Manhattan Associates Inc (b)	22,816	5,011,763
nCino Inc (b)(d)	66,132	1,846,736
Nutanix Inc Class A (b)	84,000	6,314,281
OneSpan Inc	81,568	1,203,128
Pegasystems Inc	48,957	2,874,265
Progress Software Corp	34,889	1,677,463
Q2 Holdings Inc (b)	30,279	2,458,655
Qualys Inc (b)	19,002	2,528,596
RingCentral Inc Class A (b)	60,101	1,531,974
SPS Commerce Inc (b)	17,381	1,892,183
Teradata Corp (b)	68,543	1,434,605
Vertex Inc Class A (b)	36,919	1,224,603
Workiva Inc Class A (b)	26,462	1,689,069
Zeta Global Holdings Corp Class A (b)	128,813	2,015,923
		83,550,343
Technology Hardware, Storage & Peripherals - 0.4%
Pure Storage Inc Class A (b)	100,774	5,998,068
TOTAL INFORMATION TECHNOLOGY		174,352,948

Materials - 4.3%
Chemicals - 1.5%
Axalta Coating Systems Ltd (b)	81,091	2,296,497
Balchem Corp	14,288	2,178,491
Cabot Corp	25,581	1,846,437
Element Solutions Inc	94,601	2,232,584
FMC Corp (d)	59,307	2,315,345
Hawkins Inc	13,418	2,190,891
Minerals Technologies Inc	20,657	1,201,205
NewMarket Corp	3,907	2,684,109
RPM International Inc	41,644	4,889,422
Sensient Technologies Corp	23,570	2,646,675
		24,481,656
Construction Materials - 0.4%
Eagle Materials Inc	12,151	2,725,348
Knife River Corp (b)	23,413	1,931,104
United States Lime & Minerals Inc	11,241	1,119,379
		5,775,831
Containers & Packaging - 1.4%
AptarGroup Inc	23,441	3,683,519
Crown Holdings Inc	41,858	4,159,011
Graphic Packaging Holding CO	114,304	2,555,837
Sealed Air Corp	65,374	1,913,497
Silgan Holdings Inc	38,239	1,779,260
Smurfit WestRock PLC	146,302	6,492,883
Sonoco Products Co	46,370	2,089,896
		22,673,903
Metals & Mining - 0.8%
Carpenter Technology Corp	17,852	4,452,110
Commercial Metals Co	48,512	2,515,832
Royal Gold Inc	23,624	3,577,146
SunCoke Energy Inc	121,022	894,353
Warrior Met Coal Inc	31,175	1,601,772
		13,041,213
Paper & Forest Products - 0.2%
Louisiana-Pacific Corp	24,074	2,176,530
Sylvamo Corp	21,408	986,267
		3,162,797
TOTAL MATERIALS		69,135,400

Real Estate - 6.2%
Diversified REITs - 0.5%
American Assets Trust Inc	75,334	1,433,606
Broadstone Net Lease Inc Class A	142,950	2,321,508
Essential Properties Realty Trust Inc	88,748	2,705,927
One Liberty Properties Inc	60,222	1,347,768
		7,808,809
Health Care REITs - 0.7%
CareTrust REIT Inc	99,938	3,178,028
LTC Properties Inc	52,893	1,800,478
National Health Investors Inc	32,361	2,260,739
Omega Healthcare Investors Inc	107,630	4,186,808
		11,426,053
Industrial REITs - 0.2%
STAG Industrial Inc Class A	87,505	3,004,046
Office REITs - 1.1%
BXP Inc	56,809	3,717,014
COPT Defense Properties	78,183	2,132,832
Cousins Properties Inc	89,029	2,412,687
Douglas Emmett Inc	119,195	1,806,996
Equity Commonwealth (c)	2,103	0
Highwoods Properties Inc	75,893	2,201,656
Kilroy Realty Corp	64,604	2,381,303
NET Lease Office Properties (b)	44,207	1,467,230
Orion Properties Inc	347,789	911,207
Piedmont Realty Trust Inc Class A1	191,240	1,445,774
		18,476,699
Real Estate Management & Development - 0.3%
Jones Lang LaSalle Inc (b)	17,144	4,635,051
Residential REITs - 0.8%
American Homes 4 Rent Class A	121,112	4,201,375
Camden Property Trust	39,347	4,296,693
Equity LifeStyle Properties Inc	70,588	4,229,633
		12,727,701
Retail REITs - 1.9%
Agree Realty Corp	46,106	3,305,800
Brixmor Property Group Inc	131,245	3,429,432
Federal Realty Investment Trust	32,599	3,004,324
Getty Realty Corp	60,488	1,680,962
Kimco Realty Corp	237,638	5,045,055
NNN REIT Inc	85,717	3,536,683
Phillips Edison & Co Inc	70,365	2,377,633
Regency Centers Corp	62,077	4,432,298
SITE Centers Corp	103,263	1,112,143
Urban Edge Properties	99,295	1,958,097
		29,882,427
Specialized REITs - 0.7%
CubeSmart	92,189	3,587,074
Four Corners Property Trust Inc	77,411	1,953,854
Lamar Advertising Co Class A	33,785	4,130,216
National Storage Affiliates Trust	55,652	1,639,508
		11,310,652
TOTAL REAL ESTATE		99,271,438

Utilities - 3.0%
Electric Utilities - 1.8%
Genie Energy Ltd Class B	78,423	1,593,555
IDACORP Inc	23,413	2,934,351
MGE Energy Inc	21,262	1,805,994
NRG Energy Inc	62,885	10,514,373
OGE Energy Corp	78,198	3,551,753
Otter Tail Corp	24,489	1,890,061
Pinnacle West Capital Corp	41,837	3,791,269
Portland General Electric Co	54,802	2,253,458
		28,334,814
Gas Utilities - 0.5%
MDU Resources Group Inc	110,944	1,913,784
National Fuel Gas Co	38,633	3,352,958
Spire Inc (d)	30,457	2,268,133
		7,534,875
Independent Power and Renewable Electricity Producers - 0.1%
Clearway Energy Inc Class C (d)	72,966	2,380,880
Multi-Utilities - 0.6%
Avista Corp	50,704	1,891,259
Black Hills Corp	37,115	2,144,505
NiSource Inc	147,853	6,276,360
		10,312,124
TOTAL UTILITIES		48,562,693

TOTAL UNITED STATES		1,572,463,320
TOTAL COMMON STOCKS (Cost $1,508,935,080)		1,608,669,758

U.S. Treasury Obligations - 0.0%
	Yield (%) (e)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 8/21/2025 (f) (Cost $167,607)	4.25	168,000	167,599

Money Market Funds - 2.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.33	2,119,473	2,119,896
Fidelity Securities Lending Cash Central Fund (g)(h)	4.33	37,833,787	37,837,570
TOTAL MONEY MARKET FUNDS (Cost $39,957,466)			39,957,466

TOTAL INVESTMENT IN SECURITIES - 102.3% (Cost $1,549,060,153)	1,648,794,823
NET OTHER ASSETS (LIABILITIES) - (2.3)%	(37,496,661)
NET ASSETS - 100.0%	1,611,298,162

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME Russell 2000 Index Contracts (United States)	20	Sep 2025	2,220,200	90,005	90,005

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $167,599.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	654,803	86,279,576	84,814,483	67,405	-	-	2,119,896	2,119,473	0.0%
Fidelity Securities Lending Cash Central Fund	11,019,708	141,918,869	115,101,007	139,081	-	-	37,837,570	37,833,787	0.1%
Total	11,674,511	228,198,445	199,915,490	206,486	-	-	39,957,466

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	51,036,732	51,036,732	-	-
Consumer Discretionary	202,604,378	202,604,378	-	-
Consumer Staples	60,647,947	60,647,947	-	-
Energy	73,925,169	73,925,169	-	-
Financials	296,243,107	296,243,107	-	-
Health Care	173,143,690	173,143,690	-	-
Industrials	348,098,834	348,098,834	-	-
Information Technology	179,484,392	179,484,392	-	-
Materials	75,651,378	75,651,378	-	-
Real Estate	99,271,438	99,271,438	-	-
Utilities	48,562,693	48,562,693	-	-

U.S. Treasury Obligations	167,599	-	167,599	-

Money Market Funds	39,957,466	39,957,466	-	-
Total Investments in Securities:	1,648,794,823	1,648,627,224	167,599	-
Derivative Instruments:

Assets
Futures Contracts	90,005	90,005	-	-
Total Assets	90,005	90,005	-	-
Total Derivative Instruments:	90,005	90,005	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	90,005	0
Total Equity Risk	90,005	0
Total Value of Derivatives	90,005	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Small-Mid Multifactor ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value (including securities loaned of $38,895,715) - See accompanying schedule:
Unaffiliated issuers (cost $1,509,102,687)	$1,608,837,357
Fidelity Central Funds (cost $39,957,466)	39,957,466

Total Investment in Securities (cost $1,549,060,153)		$1,648,794,823
Segregated cash with brokers for derivative instruments		19,428
Foreign currency held at value (cost $705)		673
Receivable for fund shares sold		4,185,189
Dividends receivable		524,578
Distributions receivable from Fidelity Central Funds		11,667
Other receivables		2,811
Total assets		1,653,539,169
Liabilities
Payable to custodian bank	$2,200
Payable for investments purchased	4,179,392
Accrued management fee	200,545
Payable for daily variation margin on futures contracts	21,300
Collateral on securities loaned	37,837,570
Total liabilities		42,241,007
Net Assets		$1,611,298,162
Net Assets consist of:
Paid in capital		$1,561,144,742
Total accumulated earnings (loss)		50,153,420
Net Assets		$1,611,298,162
Net Asset Value, offering price and redemption price per share ($1,611,298,162 ÷ 38,500,000 shares)		$41.85
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$14,083,168
Interest		5,079
Income from Fidelity Central Funds (including $139,081 from security lending)		206,486
Total income		14,294,733
Expenses
Management fee	$1,377,422
Independent trustees' fees and expenses	2,899
Total expenses before reductions	1,380,321
Expense reductions	(1,792)
Total expenses after reductions		1,378,529
Net Investment income (loss)		12,916,204
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(33,695,290)
Redemptions in-kind	48,581,520
Foreign currency transactions	(2,668)
Futures contracts	23,956
Total net realized gain (loss)		14,907,518
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	61,802,890
Assets and liabilities in foreign currencies	(26)
Futures contracts	50,017
Total change in net unrealized appreciation (depreciation)		61,852,881
Net gain (loss)		76,760,399
Net increase (decrease) in net assets resulting from operations		$89,676,603
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,916,204	$2,811,359
Net realized gain (loss)	14,907,518	14,411,393
Change in net unrealized appreciation (depreciation)	61,852,881	29,643,521
Net increase (decrease) in net assets resulting from operations	89,676,603	46,866,273
Distributions to shareholders	(12,818,500)	(2,726,100)

Share transactions
Proceeds from sales of shares	1,323,807,236	361,178,492
Cost of shares redeemed	(217,502,666)	(102,159,372)

Net increase (decrease) in net assets resulting from share transactions	1,106,304,570	259,019,120
Total increase (decrease) in net assets	1,183,162,673	303,159,293

Net Assets
Beginning of period	428,135,489	124,976,196
End of period	$1,611,298,162	$428,135,489

Other Information
Shares
Sold	33,400,000	9,700,000
Redeemed	(5,400,000)	(2,800,000)
Net increase (decrease)	28,000,000	6,900,000

Financial Highlights
Fidelity® Small-Mid Multifactor ETF

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$40.77	$34.72	$32.70	$33.97	$23.90
Income from Investment Operations
Net investment income (loss) A,B	.57	.51	.53	.45	.38
Net realized and unrealized gain (loss)	1.07	6.04	2.01	(1.26)	10.11
Total from investment operations	1.64	6.55	2.54	(.81)	10.49
Distributions from net investment income	(.56)	(.50)	(.52)	(.46)	(.42)
Total distributions	(.56)	(.50)	(.52)	(.46)	(.42)
Net asset value, end of period	$41.85	$40.77	$34.72	$32.70	$33.97
Total Return C,D	4.08%	19.10%	7.92%	(2.35)%	44.21%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.15%	.18%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.15%	.18%	.29%	.29%	.29%
Expenses net of all reductions, if any	.15%	.18%	.29%	.29%	.29%
Net investment income (loss)	1.41%	1.41%	1.65%	1.35%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$1,611,298	$428,135	$124,976	$71,949	$67,939
Portfolio turnover rate G,H	38%	50%	65%	60%	61%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DBased on net asset value.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Stocks for Inflation ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
IRELAND - 0.3%
Information Technology - 0.3%
IT Services - 0.3%
Accenture PLC Class A	3,026	808,245
UNITED STATES - 99.6%
Communication Services - 4.2%
Diversified Telecommunication Services - 0.5%
AT&T Inc	18,416	504,783
Lumen Technologies Inc (b)	29,793	132,579
Verizon Communications Inc	10,936	467,623
		1,104,985
Entertainment - 0.4%
Netflix Inc (b)	896	1,038,822
Interactive Media & Services - 3.1%
Alphabet Inc Class A	19,629	3,766,805
Meta Platforms Inc Class A	4,066	3,144,807
		6,911,612
Media - 0.2%
Comcast Corp Class A	10,871	361,243
Fox Corp Class A	3,164	176,425
Trade Desk Inc (The) Class A (b)	2,014	175,137
		712,805
TOTAL COMMUNICATION SERVICES		9,768,224

Consumer Discretionary - 6.1%
Broadline Retail - 0.7%
eBay Inc	18,145	1,664,804
Diversified Consumer Services - 1.5%
Frontdoor Inc (b)	19,124	1,118,754
H&R Block Inc	21,512	1,168,962
Stride Inc (b)	8,419	1,079,568
		3,367,284
Hotels, Restaurants & Leisure - 2.5%
Booking Holdings Inc	316	1,739,283
Boyd Gaming Corp	15,224	1,292,518
Brinker International Inc (b)	6,233	982,321
McDonald's Corp	5,529	1,659,087
		5,673,209
Specialty Retail - 1.4%
Abercrombie & Fitch Co Class A (b)	10,259	985,069
Gap Inc/The	51,713	1,006,335
Williams-Sonoma Inc	5,778	1,080,775
		3,072,179
TOTAL CONSUMER DISCRETIONARY		13,777,476

Consumer Staples - 10.4%
Household Products - 5.6%
Colgate-Palmolive Co	47,778	4,006,185
Kimberly-Clark Corp	31,195	3,887,521
Procter & Gamble Co/The	31,943	4,806,464
		12,700,170
Tobacco - 4.8%
Altria Group Inc	80,051	4,958,359
Philip Morris International Inc	35,503	5,824,267
		10,782,626
TOTAL CONSUMER STAPLES		23,482,796

Energy - 7.2%
Oil, Gas & Consumable Fuels - 7.2%
EOG Resources Inc	43,496	5,220,390
Exxon Mobil Corp	64,957	7,251,799
Texas Pacific Land Corp	3,858	3,735,046
		16,207,235
Financials - 8.5%
Banks - 0.9%
Western Alliance Bancorp (c)	12,713	986,020
Zions Bancorp NA	19,598	1,050,845
		2,036,865
Capital Markets - 1.1%
Ameriprise Financial Inc	2,296	1,189,764
Interactive Brokers Group Inc Class A	20,016	1,312,249
		2,502,013
Consumer Finance - 1.8%
American Express Co	4,847	1,450,756
Capital One Financial Corp	6,380	1,371,700
Synchrony Financial	17,254	1,202,086
		4,024,542
Financial Services - 3.6%
Berkshire Hathaway Inc Class B (b)	6,948	3,278,622
Jackson Financial Inc	12,203	1,068,495
MGIC Investment Corp	43,905	1,137,140
Visa Inc Class A	7,513	2,595,516
		8,079,773
Insurance - 1.1%
Axis Capital Holdings Ltd	12,120	1,137,341
Progressive Corp/The	5,910	1,430,456
		2,567,797
TOTAL FINANCIALS		19,210,990

Health Care - 14.4%
Biotechnology - 2.9%
Gilead Sciences Inc	35,965	4,038,510
United Therapeutics Corp (b)	8,941	2,456,093
		6,494,603
Health Care Equipment & Supplies - 1.0%
Lantheus Holdings Inc (b)(c)	34,608	2,463,743
Health Care Providers & Services - 2.8%
Tenet Healthcare Corp (b)	21,788	3,513,969
Universal Health Services Inc Class B	16,296	2,712,469
		6,226,438
Health Care Technology - 1.4%
Doximity Inc Class A (b)	53,913	3,167,388
Pharmaceuticals - 6.3%
Bristol-Myers Squibb Co	59,824	2,590,977
Corcept Therapeutics Inc (b)(c)	45,732	3,071,818
Johnson & Johnson	29,348	4,834,791
Royalty Pharma PLC Class A	100,223	3,688,206
		14,185,792
TOTAL HEALTH CARE		32,537,964

Industrials - 4.4%
Construction & Engineering - 1.2%
Comfort Systems USA Inc	2,118	1,489,589
EMCOR Group Inc	2,085	1,308,317
		2,797,906
Industrial Conglomerates - 0.5%
3M Co	6,957	1,038,124
Machinery - 1.5%
Allison Transmission Holdings Inc	8,152	734,250
Caterpillar Inc	3,396	1,487,516
Mueller Industries Inc	11,888	1,014,879
		3,236,645
Marine Transportation - 0.3%
Matson Inc	6,795	725,570
Professional Services - 0.9%
Automatic Data Processing Inc	3,683	1,139,889
Paychex Inc	6,625	956,186
		2,096,075
TOTAL INDUSTRIALS		9,894,320

Information Technology - 26.7%
Communications Equipment - 0.6%
Arista Networks Inc	6,836	842,332
Motorola Solutions Inc	1,382	606,670
		1,449,002
IT Services - 1.1%
Amdocs Ltd	4,979	425,007
Cognizant Technology Solutions Corp Class A	6,454	463,139
GoDaddy Inc Class A (b)	2,388	385,853
IBM Corporation	4,512	1,142,213
		2,416,212
Semiconductors & Semiconductor Equipment - 9.0%
Broadcom Inc	16,747	4,918,594
NVIDIA Corp	82,009	14,586,941
QUALCOMM Inc	5,879	862,802
		20,368,337
Software - 11.0%
ACI Worldwide Inc (b)	7,751	329,882
Adobe Inc (b)	2,343	838,068
AppLovin Corp Class A (b)	1,795	701,307
Commvault Systems Inc (b)	2,517	478,104
Docusign Inc (b)	4,847	366,626
Dolby Laboratories Inc Class A	5,006	377,152
Dropbox Inc Class A (b)	13,174	357,937
Fair Isaac Corp (b)	298	428,143
Fortinet Inc (b)	5,911	590,509
Gen Digital Inc	16,519	487,145
InterDigital Inc (c)	2,309	596,184
Microsoft Corp	24,853	13,259,076
Oracle Corp	7,529	1,910,634
Palantir Technologies Inc Class A (b)	10,593	1,677,402
Salesforce Inc	4,238	1,094,803
Servicenow Inc (b)	1,057	996,878
Zoom Communications Inc Class A (b)	5,569	412,384
		24,902,234
Technology Hardware, Storage & Peripherals - 5.0%
Apple Inc	50,277	10,435,997
Hewlett Packard Enterprise Co	23,201	480,029
HP Inc	15,575	386,260
		11,302,286
TOTAL INFORMATION TECHNOLOGY		60,438,071

Materials - 6.5%
Chemicals - 6.5%
Cabot Corp	90,674	6,544,849
CF Industries Holdings Inc	88,691	8,233,186
		14,778,035
Real Estate - 4.7%
Retail REITs - 2.2%
Simon Property Group Inc	29,783	4,878,157
Specialized REITs - 2.5%
VICI Properties Inc	175,281	5,714,161
TOTAL REAL ESTATE		10,592,318

Utilities - 6.5%
Electric Utilities - 3.7%
NRG Energy Inc	49,373	8,255,166
Independent Power and Renewable Electricity Producers - 2.8%
Vistra Corp	30,442	6,348,374
TOTAL UTILITIES		14,603,540

TOTAL UNITED STATES		225,290,969
TOTAL COMMON STOCKS (Cost $192,415,293)		226,099,214

U.S. Treasury Obligations - 0.0%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 8/21/2025 (e) (Cost $22,946)	4.25	23,000	22,945

Money Market Funds - 1.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	4.33	64,362	64,375
Fidelity Securities Lending Cash Central Fund (f)(g)	4.33	3,731,452	3,731,825
TOTAL MONEY MARKET FUNDS (Cost $3,796,200)			3,796,200

TOTAL INVESTMENT IN SECURITIES - 101.6% (Cost $196,234,439)	229,918,359
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(3,627,035)
NET ASSETS - 100.0%	226,291,324

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	4	Sep 2025	127,485	891	891

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $22,945.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	286,511	18,799,495	19,021,631	10,421	-	-	64,375	64,362	0.0%
Fidelity Securities Lending Cash Central Fund	-	17,668,432	13,936,607	1,081	-	-	3,731,825	3,731,452	0.0%
Total	286,511	36,467,927	32,958,238	11,502	-	-	3,796,200

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	9,768,224	9,768,224	-	-
Consumer Discretionary	13,777,476	13,777,476	-	-
Consumer Staples	23,482,796	23,482,796	-	-
Energy	16,207,235	16,207,235	-	-
Financials	19,210,990	19,210,990	-	-
Health Care	32,537,964	32,537,964	-	-
Industrials	9,894,320	9,894,320	-	-
Information Technology	61,246,316	61,246,316	-	-
Materials	14,778,035	14,778,035	-	-
Real Estate	10,592,318	10,592,318	-	-
Utilities	14,603,540	14,603,540	-	-

U.S. Treasury Obligations	22,945	-	22,945	-

Money Market Funds	3,796,200	3,796,200	-	-
Total Investments in Securities:	229,918,359	229,895,414	22,945	-
Derivative Instruments:

Assets
Futures Contracts	891	891	-	-
Total Assets	891	891	-	-
Total Derivative Instruments:	891	891	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	891	0
Total Equity Risk	891	0
Total Value of Derivatives	891	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Stocks for Inflation ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value (including securities loaned of $6,595,144) - See accompanying schedule:
Unaffiliated issuers (cost $192,438,239)	$226,122,159
Fidelity Central Funds (cost $3,796,200)	3,796,200

Total Investment in Securities (cost $196,234,439)		$229,918,359
Dividends receivable		133,181
Distributions receivable from Fidelity Central Funds		289
Total assets		230,051,829
Liabilities
Accrued management fee	$28,236
Payable for daily variation margin on futures contracts	440
Other payables and accrued expenses	4
Collateral on securities loaned	3,731,825
Total liabilities		3,760,505
Net Assets		$226,291,324
Net Assets consist of:
Paid in capital		$219,954,066
Total accumulated earnings (loss)		6,337,258
Net Assets		$226,291,324
Net Asset Value, offering price and redemption price per share ($226,291,324 ÷ 4,800,000 shares)		$47.14
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$3,340,948
Interest		1,498
Income from Fidelity Central Funds (including $1,081 from security lending)		11,502
Total income		3,353,948
Expenses
Management fee	$308,027
Independent trustees' fees and expenses	794
Miscellaneous	361
Total expenses before reductions	309,182
Expense reductions	(658)
Total expenses after reductions		308,524
Net Investment income (loss)		3,045,424
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(6,357,654)
Redemptions in-kind	30,721,092
Futures contracts	24,390
Total net realized gain (loss)		24,387,828
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(234,150)
Futures contracts	(1,829)
Total change in net unrealized appreciation (depreciation)		(235,979)
Net gain (loss)		24,151,849
Net increase (decrease) in net assets resulting from operations		$27,197,273
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,045,424	$2,306,819
Net realized gain (loss)	24,387,828	1,495,233
Change in net unrealized appreciation (depreciation)	(235,979)	28,522,134
Net increase (decrease) in net assets resulting from operations	27,197,273	32,324,186
Distributions to shareholders	(3,048,450)	(2,269,650)

Share transactions
Proceeds from sales of shares	139,590,678	25,928,474
Cost of shares redeemed	(117,695,332)	(23,234,693)

Net increase (decrease) in net assets resulting from share transactions	21,895,346	2,693,781
Total increase (decrease) in net assets	46,044,169	32,748,317

Net Assets
Beginning of period	180,247,155	147,498,838
End of period	$226,291,324	$180,247,155

Other Information
Shares
Sold	3,150,000	650,000
Redeemed	(2,700,000)	(700,000)
Net increase (decrease)	450,000	(50,000)

Financial Highlights
Fidelity® Stocks for Inflation ETF

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$41.44	$33.52	$31.75	$30.72	$24.07
Income from Investment Operations
Net investment income (loss) A,B	.66	.58	.61	.54	.39
Net realized and unrealized gain (loss)	5.69	7.92	1.80	1.00	7.08
Total from investment operations	6.35	8.50	2.41	1.54	7.47
Distributions from net investment income	(.65)	(.58)	(.64)	(.51)	(.82)
Total distributions	(.65)	(.58)	(.64)	(.51)	(.82)
Net asset value, end of period	$47.14	$41.44	$33.52	$31.75	$30.72
Total Return C,D	15.48%	25.59%	7.77%	5.03%	31.78%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.15%	.19%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.15%	.19%	.29%	.29%	.29%
Expenses net of all reductions, if any	.15%	.19%	.29%	.29%	.29%
Net investment income (loss)	1.49%	1.60%	1.95%	1.68%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$226,291	$180,247	$147,499	$260,379	$46,083
Portfolio turnover rate G,H	77%	76%	105%	76%	52%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DBased on net asset value.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® U.S. Multifactor ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
IRELAND - 0.4%
Information Technology - 0.4%
IT Services - 0.4%
Accenture PLC Class A	4,184	1,117,546
UNITED STATES - 99.4%
Communication Services - 9.6%
Diversified Telecommunication Services - 0.9%
AT&T Inc	42,581	1,167,145
Verizon Communications Inc	25,353	1,084,094
		2,251,239
Entertainment - 1.2%
Electronic Arts Inc	3,311	504,894
Netflix Inc (b)	2,116	2,453,291
		2,958,185
Interactive Media & Services - 6.7%
Alphabet Inc Class A	47,043	9,027,552
Meta Platforms Inc Class A	9,712	7,511,649
		16,539,201
Media - 0.5%
Comcast Corp Class A	24,859	826,065
Fox Corp Class A	7,041	392,606
		1,218,671
Wireless Telecommunication Services - 0.3%
T-Mobile US Inc	3,278	781,508
TOTAL COMMUNICATION SERVICES		23,748,804

Consumer Discretionary - 10.9%
Diversified Consumer Services - 3.2%
Frontdoor Inc (b)	35,237	2,061,365
Grand Canyon Education Inc (b)	11,525	1,943,461
H&R Block Inc	39,234	2,131,976
Stride Inc (b)	14,638	1,877,030
		8,013,832
Hotels, Restaurants & Leisure - 2.5%
Booking Holdings Inc	562	3,093,282
McDonald's Corp	10,052	3,016,303
		6,109,585
Household Durables - 0.9%
PulteGroup Inc	20,306	2,292,954
Specialty Retail - 4.3%
AutoZone Inc (b)	674	2,539,888
Home Depot Inc/The	9,287	3,413,065
O'Reilly Automotive Inc (b)	27,133	2,667,717
Williams-Sonoma Inc	10,467	1,957,852
		10,578,522
TOTAL CONSUMER DISCRETIONARY		26,994,893

Consumer Staples - 5.3%
Household Products - 2.9%
Colgate-Palmolive Co	24,862	2,084,679
Kimberly-Clark Corp	15,657	1,951,175
Procter & Gamble Co/The	21,089	3,173,262
		7,209,116
Tobacco - 2.4%
Altria Group Inc	42,451	2,629,415
Philip Morris International Inc	19,482	3,196,022
		5,825,437
TOTAL CONSUMER STAPLES		13,034,553

Energy - 3.0%
Oil, Gas & Consumable Fuels - 3.0%
Chord Energy Corp	23,363	2,577,640
Coterra Energy Inc	95,437	2,327,708
DT Midstream Inc	25,239	2,592,803
		7,498,151
Financials - 13.3%
Banks - 0.7%
Zions Bancorp NA	33,892	1,817,289
Capital Markets - 1.7%
Ameriprise Financial Inc	3,951	2,047,369
Interactive Brokers Group Inc Class A	34,820	2,282,799
		4,330,168
Consumer Finance - 0.8%
Synchrony Financial	29,883	2,081,949
Financial Services - 5.0%
Essent Group Ltd	33,003	1,847,838
Mastercard Inc Class A	6,886	3,900,712
MGIC Investment Corp	76,481	1,980,858
Visa Inc Class A	12,845	4,437,562
		12,166,970
Insurance - 5.1%
Arch Capital Group Ltd	21,968	1,890,566
Hartford Insurance Group Inc/The	18,017	2,241,135
Progressive Corp/The	10,098	2,444,120
Reinsurance Group of America Inc	9,415	1,811,916
The Travelers Companies, Inc.	8,737	2,273,717
Unum Group	25,468	1,828,857
		12,490,311
TOTAL FINANCIALS		32,886,687

Health Care - 9.0%
Biotechnology - 3.6%
AbbVie Inc	16,845	3,184,042
Gilead Sciences Inc	23,785	2,670,818
Regeneron Pharmaceuticals Inc	2,947	1,607,471
United Therapeutics Corp (b)	5,290	1,453,162
		8,915,493
Health Care Providers & Services - 0.8%
Centene Corp (b)	32,260	841,018
Molina Healthcare Inc (b)	6,491	1,024,734
		1,865,752
Pharmaceuticals - 4.6%
Corcept Therapeutics Inc (b)(c)	26,471	1,778,057
Eli Lilly & Co	5,383	3,983,798
Johnson & Johnson	21,857	3,600,722
Royalty Pharma PLC Class A	57,513	2,116,478
		11,479,055
TOTAL HEALTH CARE		22,260,300

Industrials - 8.9%
Aerospace & Defense - 0.9%
Lockheed Martin Corp	6,005	2,527,985
Construction & Engineering - 1.3%
EMCOR Group Inc	5,107	3,204,591
Machinery - 3.6%
Allison Transmission Holdings Inc	19,957	1,797,527
Mueller Industries Inc	28,738	2,453,363
PACCAR Inc	23,629	2,333,600
Snap-on Inc	6,924	2,223,920
		8,808,410
Professional Services - 3.1%
Automatic Data Processing Inc	9,148	2,831,306
Paychex Inc	16,822	2,427,919
Verisk Analytics Inc	8,320	2,318,867
		7,578,092
TOTAL INDUSTRIALS		22,119,078

Information Technology - 32.3%
Communications Equipment - 1.8%
Arista Networks Inc	9,355	1,152,723
Cisco Systems Inc	26,421	1,798,742
F5 Inc (b)	2,157	676,047
Motorola Solutions Inc	1,935	849,426
		4,476,938
Electronic Equipment, Instruments & Components - 0.3%
Sanmina Corp (b)	7,022	814,833
IT Services - 1.6%
Akamai Technologies Inc (b)	6,513	497,007
Amdocs Ltd	7,300	623,128
Cognizant Technology Solutions Corp Class A	8,919	640,027
GoDaddy Inc Class A (b)	3,371	544,686
IBM Corporation	6,269	1,586,998
		3,891,846
Semiconductors & Semiconductor Equipment - 11.0%
Broadcom Inc	22,541	6,620,292
NVIDIA Corp	109,217	19,426,428
QUALCOMM Inc	8,233	1,208,275
		27,254,995
Software - 11.5%
ACI Worldwide Inc (b)	11,517	490,163
Adobe Inc (b)	3,232	1,156,054
Dolby Laboratories Inc Class A	7,227	544,482
Dropbox Inc Class A (b)	19,236	522,641
Fair Isaac Corp (b)	419	601,986
Fortinet Inc (b)	8,164	815,584
Gen Digital Inc	23,515	693,457
InterDigital Inc (c)	2,972	767,370
Microsoft Corp	33,167	17,694,595
Oracle Corp	10,218	2,593,022
Qualys Inc (b)	4,479	596,021
Servicenow Inc (b)	1,463	1,379,785
Zoom Communications Inc Class A (b)	7,922	586,624
		28,441,784
Technology Hardware, Storage & Peripherals - 6.1%
Apple Inc	67,093	13,926,494
Hewlett Packard Enterprise Co	33,054	683,887
HP Inc	22,266	552,197
		15,162,578
TOTAL INFORMATION TECHNOLOGY		80,042,974

Materials - 2.1%
Chemicals - 1.2%
CF Industries Holdings Inc	32,101	2,979,936
Containers & Packaging - 0.9%
Packaging Corp of America	12,917	2,502,669
TOTAL MATERIALS		5,482,605

Real Estate - 2.3%
Health Care REITs - 0.8%
Omega Healthcare Investors Inc	47,787	1,858,914
Specialized REITs - 1.5%
Public Storage Operating Co	6,514	1,771,417
VICI Properties Inc	63,231	2,061,331
		3,832,748
TOTAL REAL ESTATE		5,691,662

Utilities - 2.7%
Gas Utilities - 1.3%
National Fuel Gas Co	35,825	3,109,251
Independent Power and Renewable Electricity Producers - 1.4%
Vistra Corp	16,725	3,487,832
TOTAL UTILITIES		6,597,083

TOTAL UNITED STATES		246,356,790
TOTAL COMMON STOCKS (Cost $219,979,009)		247,474,336

U.S. Treasury Obligations - 0.0%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 8/21/2025 (e) (Cost $25,939)	4.25	26,000	25,938

Money Market Funds - 0.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	4.33	186,974	187,012
Fidelity Securities Lending Cash Central Fund (f)(g)	4.33	700,630	700,700
TOTAL MONEY MARKET FUNDS (Cost $887,712)			887,712

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $220,892,660)	248,387,986
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(537,054)
NET ASSETS - 100.0%	247,850,932

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	12	Sep 2025	382,455	17,674	17,674

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $25,938.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	186,494	11,976,663	11,976,145	10,264	-	-	187,012	186,974	0.0%
Fidelity Securities Lending Cash Central Fund	-	9,392,360	8,691,660	489	-	-	700,700	700,630	0.0%
Total	186,494	21,369,023	20,667,805	10,753	-	-	887,712

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	23,748,804	23,748,804	-	-
Consumer Discretionary	26,994,893	26,994,893	-	-
Consumer Staples	13,034,553	13,034,553	-	-
Energy	7,498,151	7,498,151	-	-
Financials	32,886,687	32,886,687	-	-
Health Care	22,260,300	22,260,300	-	-
Industrials	22,119,078	22,119,078	-	-
Information Technology	81,160,520	81,160,520	-	-
Materials	5,482,605	5,482,605	-	-
Real Estate	5,691,662	5,691,662	-	-
Utilities	6,597,083	6,597,083	-	-

U.S. Treasury Obligations	25,938	-	25,938	-

Money Market Funds	887,712	887,712	-	-
Total Investments in Securities:	248,387,986	248,362,048	25,938	-
Derivative Instruments:

Assets
Futures Contracts	17,674	17,674	-	-
Total Assets	17,674	17,674	-	-
Total Derivative Instruments:	17,674	17,674	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	17,674	0
Total Equity Risk	17,674	0
Total Value of Derivatives	17,674	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® U.S. Multifactor ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value (including securities loaned of $2,321,606) - See accompanying schedule:
Unaffiliated issuers (cost $220,004,948)	$247,500,274
Fidelity Central Funds (cost $887,712)	887,712

Total Investment in Securities (cost $220,892,660)		$248,387,986
Segregated cash with brokers for derivative instruments		17,658
Cash		35,917
Receivable for fund shares sold		3,618,261
Dividends receivable		134,502
Distributions receivable from Fidelity Central Funds		1,150
Other receivables		86
Total assets		252,195,560
Liabilities
Payable for investments purchased	$3,612,908
Accrued management fee	29,700
Payable for daily variation margin on futures contracts	1,320
Collateral on securities loaned	700,700
Total liabilities		4,344,628
Net Assets		$247,850,932
Net Assets consist of:
Paid in capital		$226,855,988
Total accumulated earnings (loss)		20,994,944
Net Assets		$247,850,932
Net Asset Value, offering price and redemption price per share ($247,850,932 ÷ 6,850,000 shares)		$36.18
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$3,094,684
Interest		1,347
Income from Fidelity Central Funds (including $489 from security lending)		10,753
Total income		3,106,784
Expenses
Management fee	$288,148
Independent trustees' fees and expenses	699
Total expenses before reductions	288,847
Expense reductions	(632)
Total expenses after reductions		288,215
Net Investment income (loss)		2,818,569
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(4,002,635)
Redemptions in-kind	14,549,043
Futures contracts	13,473
Total net realized gain (loss)		10,559,881
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	9,043,227
Futures contracts	16,956
Total change in net unrealized appreciation (depreciation)		9,060,183
Net gain (loss)		19,620,064
Net increase (decrease) in net assets resulting from operations		$22,438,633
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,818,569	$1,045,563
Net realized gain (loss)	10,559,881	1,649,651
Change in net unrealized appreciation (depreciation)	9,060,183	15,504,526
Net increase (decrease) in net assets resulting from operations	22,438,633	18,199,740
Distributions to shareholders	(2,793,900)	(1,013,200)

Share transactions
Proceeds from sales of shares	166,065,180	85,305,789
Cost of shares redeemed	(59,597,749)	(15,406,768)

Net increase (decrease) in net assets resulting from share transactions	106,467,431	69,899,021
Total increase (decrease) in net assets	126,112,164	87,085,561

Net Assets
Beginning of period	121,738,768	34,653,207
End of period	$247,850,932	$121,738,768

Other Information
Shares
Sold	4,850,000	3,000,000
Redeemed	(1,750,000)	(550,000)
Net increase (decrease)	3,100,000	2,450,000

Financial Highlights
Fidelity® U.S. Multifactor ETF

Years ended July 31,	2025	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$32.46	$26.66	$24.46	$25.54	$20.09
Income from Investment Operations
Net investment income (loss) B,C	.50	.41	.41	.41	.31 D
Net realized and unrealized gain (loss)	3.73	5.78	2.19	(1.09)	5.62
Total from investment operations	4.23	6.19	2.60	(.68)	5.93
Distributions from net investment income	(.51)	(.39)	(.40)	(.40)	(.48)
Total distributions	(.51)	(.39)	(.40)	(.40)	(.48)
Net asset value, end of period	$36.18	$32.46	$26.66	$24.46	$25.54
Total Return E,F,G	13.15%	23.46%	10.78%	(2.64)%	29.94%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.15%	.18%	.29%	.29%	.29% J
Expenses net of fee waivers, if any	.15%	.18%	.29%	.29%	.29% J
Expenses net of all reductions, if any	.15%	.18%	.29%	.29%	.29% J
Net investment income (loss)	1.47%	1.42%	1.66%	1.63%	1.56% D,J
Supplemental Data
Net assets, end of period (000 omitted)	$247,851	$121,739	$34,653	$14,676	$11,491
Portfolio turnover rate K,L	43%	42%	45%	46%	30% M

AFor the period September 15, 2020 (commencement of operations) through July 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.33%.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GBased on net asset value.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
MAmount not annualized.
Fidelity® Value Factor ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
IRELAND - 0.8%
Information Technology - 0.8%
IT Services - 0.8%
Accenture PLC Class A	28,502	7,612,884
UNITED KINGDOM - 0.2%
Materials - 0.2%
Metals & Mining - 0.2%
Anglogold Ashanti Plc	50,207	2,322,074
UNITED STATES - 98.8%
Communication Services - 9.7%
Diversified Telecommunication Services - 1.2%
AT&T Inc	223,890	6,136,825
Verizon Communications Inc	133,680	5,716,157
		11,852,982
Entertainment - 0.6%
Walt Disney Co/The	53,382	6,358,330
Interactive Media & Services - 7.1%
Alphabet Inc Class A	195,619	37,539,286
Meta Platforms Inc Class A	40,898	31,632,149
		69,171,435
Media - 0.8%
Comcast Corp Class A	138,154	4,590,858
Paramount Global Class B (b)	238,062	2,992,439
		7,583,297
TOTAL COMMUNICATION SERVICES		94,966,044

Consumer Discretionary - 10.8%
Automobiles - 2.3%
Ford Motor Co (b)	415,974	4,604,832
Tesla Inc (c)	57,148	17,617,014
		22,221,846
Broadline Retail - 4.2%
Amazon.com Inc (c)	175,339	41,048,613
Hotels, Restaurants & Leisure - 2.4%
Booking Holdings Inc	1,310	7,210,319
Expedia Group Inc Class A	22,691	4,089,372
McDonald's Corp	24,391	7,319,007
Wynn Resorts Ltd (b)	44,370	4,837,661
		23,456,359
Household Durables - 0.3%
Lennar Corp Class A	31,682	3,554,087
Specialty Retail - 1.6%
Abercrombie & Fitch Co Class A (c)	31,621	3,036,248
Gap Inc/The	159,009	3,094,315
Home Depot Inc/The	25,483	9,365,258
		15,495,821
TOTAL CONSUMER DISCRETIONARY		105,776,726

Consumer Staples - 5.3%
Consumer Staples Distribution & Retail - 2.6%
Albertsons Cos Inc Class A	162,499	3,123,231
Dollar General Corp	47,358	4,967,854
Kroger Co/The	59,933	4,201,303
Target Corp	31,378	3,153,489
Walmart Inc	105,441	10,331,109
		25,776,986
Food Products - 0.8%
Archer-Daniels-Midland Co	76,531	4,146,450
Bunge Global SA	47,820	3,814,123
		7,960,573
Household Products - 1.3%
Kimberly-Clark Corp	30,278	3,773,244
Procter & Gamble Co/The	59,180	8,904,815
		12,678,059
Tobacco - 0.6%
Altria Group Inc	89,439	5,539,852
TOTAL CONSUMER STAPLES		51,955,470

Energy - 3.2%
Oil, Gas & Consumable Fuels - 3.2%
Chevron Corp	40,180	6,092,895
Chord Energy Corp	16,945	1,869,542
ConocoPhillips	39,761	3,790,814
EOG Resources Inc	23,436	2,812,789
Exxon Mobil Corp	91,422	10,206,352
Occidental Petroleum Corp	48,761	2,142,558
Ovintiv Inc	45,066	1,855,817
Valero Energy Corp	17,957	2,465,676
		31,236,443
Financials - 14.0%
Banks - 2.2%
Bank of America Corp	241,238	11,403,320
Citigroup Inc	107,575	10,079,778
		21,483,098
Capital Markets - 2.1%
Charles Schwab Corp/The	98,563	9,632,562
Goldman Sachs Group Inc/The	14,633	10,588,292
		20,220,854
Consumer Finance - 1.4%
Capital One Financial Corp	35,839	7,705,385
Synchrony Financial	94,663	6,595,171
		14,300,556
Financial Services - 5.0%
Berkshire Hathaway Inc Class B (c)	44,046	20,784,427
Essent Group Ltd	102,659	5,747,877
MGIC Investment Corp	238,265	6,171,064
Visa Inc Class A	46,730	16,143,813
		48,847,181
Insurance - 3.3%
American International Group Inc	92,051	7,145,919
Everest Group Ltd	18,305	6,146,819
MetLife Inc	80,207	6,091,722
Prudential Financial Inc	58,443	6,053,525
The Travelers Companies, Inc.	28,128	7,320,031
		32,758,016
TOTAL FINANCIALS		137,609,705

Health Care - 8.7%
Biotechnology - 2.2%
AbbVie Inc	62,372	11,789,556
Gilead Sciences Inc	83,066	9,327,481
		21,117,037
Health Care Providers & Services - 2.1%
Centene Corp (c)	109,879	2,864,545
Elevance Health Inc	19,265	5,453,536
UnitedHealth Group Inc	27,176	6,782,043
Universal Health Services Inc Class B	32,812	5,461,557
		20,561,681
Pharmaceuticals - 4.4%
Bristol-Myers Squibb Co	137,742	5,965,606
Johnson & Johnson	81,043	13,351,024
Merck & Co Inc	111,948	8,745,378
Pfizer Inc	329,710	7,678,946
Royalty Pharma PLC Class A	202,008	7,433,894
		43,174,848
TOTAL HEALTH CARE		84,853,566

Industrials - 8.8%
Aerospace & Defense - 2.4%
Lockheed Martin Corp	11,992	5,048,392
Northrop Grumman Corp	10,323	5,952,345
RTX Corp	51,994	8,192,695
Textron Inc	53,706	4,176,716
		23,370,148
Air Freight & Logistics - 0.8%
FedEx Corp	18,778	4,196,695
United Parcel Service Inc Class B	46,204	3,980,937
		8,177,632
Building Products - 1.0%
Builders FirstSource Inc (c)	25,212	3,205,202
Owens Corning	22,151	3,088,513
UFP Industries Inc	33,253	3,258,794
		9,552,509
Industrial Conglomerates - 0.6%
Honeywell International Inc	28,095	6,246,923
Machinery - 1.9%
Caterpillar Inc	18,778	8,225,140
Deere & Co	12,419	6,512,151
PACCAR Inc	44,198	4,364,994
		19,102,285
Passenger Airlines - 0.7%
Delta Air Lines Inc	65,536	3,487,171
United Airlines Holdings Inc (c)	40,574	3,583,090
		7,070,261
Professional Services - 1.1%
Automatic Data Processing Inc	19,214	5,946,733
Leidos Holdings Inc	28,945	4,621,069
		10,567,802
Trading Companies & Distributors - 0.3%
Boise Cascade Co	30,851	2,585,622
TOTAL INDUSTRIALS		86,673,182

Information Technology - 31.5%
Electronic Equipment, Instruments & Components - 0.7%
Arrow Electronics Inc (c)	62,526	7,253,016
IT Services - 2.0%
Akamai Technologies Inc (c)	72,762	5,552,467
Amdocs Ltd	82,296	7,024,787
Cognizant Technology Solutions Corp Class A	93,206	6,688,463
		19,265,717
Semiconductors & Semiconductor Equipment - 11.5%
Micron Technology Inc	94,672	10,332,502
NVIDIA Corp	477,551	84,941,997
ON Semiconductor Corp (c)	144,213	8,127,845
QUALCOMM Inc	59,325	8,706,537
		112,108,881
Software - 10.4%
Adobe Inc (c)	23,732	8,488,699
Microsoft Corp	144,683	77,188,381
Salesforce Inc	36,754	9,494,661
Zoom Communications Inc Class A (c)	86,845	6,430,872
		101,602,613
Technology Hardware, Storage & Peripherals - 6.9%
Apple Inc	289,780	60,149,635
Hewlett Packard Enterprise Co	353,788	7,319,873
		67,469,508
TOTAL INFORMATION TECHNOLOGY		307,699,735

Materials - 2.2%
Chemicals - 1.1%
CF Industries Holdings Inc	18,280	1,696,932
Linde PLC	11,192	5,151,230
LyondellBasell Industries NV Class A1	22,273	1,290,275
Mosaic Co/The	54,784	1,972,772
		10,111,209
Construction Materials - 0.2%
CRH PLC	25,206	2,405,913
Metals & Mining - 0.9%
Commercial Metals Co	30,136	1,562,852
Freeport-McMoRan Inc	62,042	2,496,570
Newmont Corp	50,038	3,107,360
Nucor Corp	14,323	2,049,192
		9,215,974
TOTAL MATERIALS		21,733,096

Real Estate - 2.3%
Diversified REITs - 0.2%
WP Carey Inc	28,197	1,809,120
Health Care REITs - 0.1%
Alexandria Real Estate Equities Inc	16,764	1,281,272
Hotel & Resort REITs - 0.2%
Host Hotels & Resorts Inc	95,526	1,501,669
Industrial REITs - 0.3%
Prologis Inc	27,403	2,926,092
Office REITs - 0.1%
BXP Inc	21,235	1,389,406
Real Estate Management & Development - 0.4%
CBRE Group Inc Class A (c)	14,455	2,251,222
Jones Lang LaSalle Inc (c)	5,617	1,518,612
		3,769,834
Retail REITs - 0.6%
NNN REIT Inc	38,308	1,580,588
Realty Income Corp	40,139	2,253,002
Simon Property Group Inc	12,897	2,112,400
		5,945,990
Specialized REITs - 0.4%
Gaming and Leisure Properties Inc	32,570	1,484,541
VICI Properties Inc	63,787	2,079,456
		3,563,997
TOTAL REAL ESTATE		22,187,380

Utilities - 2.3%
Electric Utilities - 1.8%
Duke Energy Corp	31,913	3,881,897
Edison International	47,154	2,457,666
NextEra Energy Inc	65,979	4,688,469
PG&E Corp	172,482	2,418,198
Southern Co/The	44,127	4,169,119
		17,615,349
Gas Utilities - 0.5%
National Fuel Gas Co	30,843	2,676,864
UGI Corp	71,386	2,582,745
		5,259,609
TOTAL UTILITIES		22,874,958

TOTAL UNITED STATES		967,566,305
TOTAL COMMON STOCKS (Cost $868,449,273)		977,501,263

U.S. Treasury Obligations - 0.0%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 8/21/2025 (e) (Cost $175,588)	4.25	176,000	175,580

Money Market Funds - 1.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	4.33	1,532,239	1,532,545
Fidelity Securities Lending Cash Central Fund (f)(g)	4.33	10,200,730	10,201,750
TOTAL MONEY MARKET FUNDS (Cost $11,734,295)			11,734,295

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $880,359,156)	989,411,138
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(9,569,196)
NET ASSETS - 100.0%	979,841,942

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	68	Sep 2025	2,167,245	80,521	80,521

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security is on loan at period end.
(c)	Non-income producing.
(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $175,580.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	1,114,392	88,562,275	88,144,122	87,157	-	-	1,532,545	1,532,239	0.0%
Fidelity Securities Lending Cash Central Fund	1,895,050	75,109,218	66,802,518	10,206	-	-	10,201,750	10,200,730	0.0%
Total	3,009,442	163,671,493	154,946,640	97,363	-	-	11,734,295

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	94,966,044	94,966,044	-	-
Consumer Discretionary	105,776,726	105,776,726	-	-
Consumer Staples	51,955,470	51,955,470	-	-
Energy	31,236,443	31,236,443	-	-
Financials	137,609,705	137,609,705	-	-
Health Care	84,853,566	84,853,566	-	-
Industrials	86,673,182	86,673,182	-	-
Information Technology	315,312,619	315,312,619	-	-
Materials	24,055,170	24,055,170	-	-
Real Estate	22,187,380	22,187,380	-	-
Utilities	22,874,958	22,874,958	-	-

U.S. Treasury Obligations	175,580	-	175,580	-

Money Market Funds	11,734,295	11,734,295	-	-
Total Investments in Securities:	989,411,138	989,235,558	175,580	-
Derivative Instruments:

Assets
Futures Contracts	80,521	80,521	-	-
Total Assets	80,521	80,521	-	-
Total Derivative Instruments:	80,521	80,521	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	80,521	0
Total Equity Risk	80,521	0
Total Value of Derivatives	80,521	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Value Factor ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value (including securities loaned of $9,778,250) - See accompanying schedule:
Unaffiliated issuers (cost $868,624,861)	$977,676,843
Fidelity Central Funds (cost $11,734,295)	11,734,295

Total Investment in Securities (cost $880,359,156)		$989,411,138
Dividends receivable		747,768
Distributions receivable from Fidelity Central Funds		5,697
Other receivables		9,025
Total assets		990,173,628
Liabilities
Accrued management fee	$122,456
Payable for daily variation margin on futures contracts	7,480
Collateral on securities loaned	10,201,750
Total liabilities		10,331,686
Net Assets		$979,841,942
Net Assets consist of:
Paid in capital		$950,582,799
Total accumulated earnings (loss)		29,259,143
Net Assets		$979,841,942
Net Asset Value, offering price and redemption price per share ($979,841,942 ÷ 15,150,000 shares)		$64.68
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$15,899,473
Interest		7,538
Income from Fidelity Central Funds (including $10,206 from security lending)		97,363
Total income		16,004,374
Expenses
Management fee	$1,384,888
Independent trustees' fees and expenses	3,639
Miscellaneous	2,080
Total expenses before reductions	1,390,607
Expense reductions	(690)
Total expenses after reductions		1,389,917
Net Investment income (loss)		14,614,457
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(21,413,353)
Redemptions in-kind	116,211,653
Futures contracts	19,108
Total net realized gain (loss)		94,817,408
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(9,644,129)
Futures contracts	84,772
Total change in net unrealized appreciation (depreciation)		(9,559,357)
Net gain (loss)		85,258,051
Net increase (decrease) in net assets resulting from operations		$99,872,508
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,614,457	$12,194,289
Net realized gain (loss)	94,817,408	22,838,278
Change in net unrealized appreciation (depreciation)	(9,559,357)	85,650,617
Net increase (decrease) in net assets resulting from operations	99,872,508	120,683,184
Distributions to shareholders	(14,585,100)	(11,890,450)

Share transactions
Proceeds from sales of shares	578,014,471	302,891,483
Cost of shares redeemed	(492,613,058)	(130,391,418)

Net increase (decrease) in net assets resulting from share transactions	85,401,413	172,500,065
Total increase (decrease) in net assets	170,688,821	281,292,799

Net Assets
Beginning of period	809,153,121	527,860,322
End of period	$979,841,942	$809,153,121

Other Information
Shares
Sold	9,500,000	5,800,000
Redeemed	(8,100,000)	(2,400,000)
Net increase (decrease)	1,400,000	3,400,000

Financial Highlights
Fidelity® Value Factor ETF

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$58.85	$51.00	$46.27	$48.94	$34.85
Income from Investment Operations
Net investment income (loss) A,B	.97	.97	.87	.79	.64
Net realized and unrealized gain (loss)	5.86	7.82	4.70	(2.65)	14.07
Total from investment operations	6.83	8.79	5.57	(1.86)	14.71
Distributions from net investment income	(1.00)	(.94)	(.84)	(.81)	(.62)
Total distributions	(1.00)	(.94)	(.84)	(.81)	(.62)
Net asset value, end of period	$64.68	$58.85	$51.00	$46.27	$48.94
Total Return C,D	11.72%	17.43%	12.33%	(3.86)%	42.56%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.15%	.18%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.15%	.18%	.29%	.29%	.29%
Expenses net of all reductions, if any	.15%	.18%	.29%	.29%	.29%
Net investment income (loss)	1.58%	1.81%	1.91%	1.61%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$979,842	$809,153	$527,860	$499,673	$450,269
Portfolio turnover rate G,H	42%	31%	43%	46%	42%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DBased on net asset value.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2025

1. Organization.
Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Small-Mid Multifactor ETF, Fidelity Stocks for Inflation ETF, Fidelity U.S. Multifactor ETF and Fidelity Value Factor ETF (the Funds) are exchange-traded funds of Fidelity Covington Trust (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Each Fund operates as a single operating segment. Each Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2025 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business (normally 4:00 p.m. Eastern time) of the Cboe BZX Exchange, Inc. (CboeBZX) for Fidelity Stocks for Inflation ETF, and of the New York Stock Exchange, Archipelago Exchange (NYSE Arca) for all other funds and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. Fidelity Dividend ETF for Rising Rates has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in dividends. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2025, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Funds and is not distributed to shareholders of the Funds. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term capital gain dividends, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation)($)
Fidelity Dividend ETF for Rising Rates	460,067,963	160,395,767	(28,607,204)	131,788,563
Fidelity High Dividend ETF	5,598,915,268	854,612,947	(211,430,013)	643,182,934
Fidelity Low Volatility Factor ETF	1,109,082,596	184,751,600	(55,395,051)	129,356,549
Fidelity Momentum Factor ETF	449,043,174	78,118,624	(13,372,614)	64,746,010
Fidelity Quality Factor ETF	873,395,731	210,908,812	(30,865,963)	180,042,849
Fidelity Small-Mid Multifactor ETF	1,550,491,774	181,480,857	(83,177,808)	98,303,049
Fidelity Stocks for Inflation ETF	197,135,906	41,478,385	(8,695,932)	32,782,453
Fidelity U.S. Multifactor ETF	221,416,345	38,127,724	(11,156,083)	26,971,641
Fidelity Value Factor ETF	882,280,439	155,947,391	(48,816,692)	107,130,699

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity Dividend ETF for Rising Rates	879,408	(74,455,514)	131,825,734
Fidelity High Dividend ETF	7,429,277	(191,122,988)	643,229,094
Fidelity Low Volatility Factor ETF	1,191,268	(79,676,288)	129,356,549
Fidelity Momentum Factor ETF	299,817	(54,995,424)	64,746,010
Fidelity Quality Factor ETF	1,147,898	(44,546,445)	180,042,849
Fidelity Small-Mid Multifactor ETF	143,697	(48,293,294)	98,303,017
Fidelity Stocks for Inflation ETF	823,341	(27,268,536)	32,782,453
Fidelity U.S. Multifactor ETF	464,425	(6,441,122)	26,971,641
Fidelity Value Factor ETF	2,430,470	(80,302,026)	107,130,699

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity Dividend ETF for Rising Rates	(30,213,408)	(44,242,106)	(74,455,514)
Fidelity High Dividend ETF	(85,604,566)	(105,518,422)	(191,122,988)
Fidelity Low Volatility Factor ETF	(50,242,438)	(29,433,850)	(79,676,288)
Fidelity Momentum Factor ETF	(54,995,424)	-	(54,995,424)
Fidelity Quality Factor ETF	(29,978,575)	(14,567,870)	(44,546,445)
Fidelity Small-Mid Multifactor ETF	(40,842,479)	(7,450,815)	(48,293,294)
Fidelity Stocks for Inflation ETF	(22,634,939)	(4,633,597)	(27,268,536)
Fidelity U.S. Multifactor ETF	(5,037,746)	(1,403,376)	(6,441,122)
Fidelity Value Factor ETF	(39,027,891)	(41,274,135)	(80,302,026)

The tax character of distributions paid was as follows:

July 31, 2025
	Ordinary Income ($)	Total ($)
Fidelity Dividend ETF for Rising Rates	15,464,750	15,464,750
Fidelity High Dividend ETF	149,474,650	149,474,650
Fidelity Low Volatility Factor ETF	18,770,250	18,770,250
Fidelity Momentum Factor ETF	3,728,100	3,728,100
Fidelity Quality Factor ETF	13,620,100	13,620,100
Fidelity Small-Mid Multifactor ETF	12,818,500	12,818,500
Fidelity Stocks for Inflation ETF	3,048,450	3,048,450
Fidelity U.S. Multifactor ETF	2,793,900	2,793,900
Fidelity Value Factor ETF	14,585,100	14,585,100

July 31, 2024
	Ordinary Income ($)	Total ($)
Fidelity Dividend ETF for Rising Rates	13,531,400	13,531,400
Fidelity High Dividend ETF	72,844,900	72,844,900
Fidelity Low Volatility Factor ETF	13,235,700	13,235,700
Fidelity Momentum Factor ETF	1,236,100	1,236,100
Fidelity Quality Factor ETF	7,699,650	7,699,650
Fidelity Small-Mid Multifactor ETF	2,726,100	2,726,100
Fidelity Stocks for Inflation ETF	2,269,650	2,269,650
Fidelity U.S. Multifactor ETF	1,013,200	1,013,200
Fidelity Value Factor ETF	11,890,450	11,890,450

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Dividend ETF for Rising Rates	147,986,391	151,435,266
Fidelity High Dividend ETF	2,038,523,261	1,671,542,830
Fidelity Low Volatility Factor ETF	231,670,157	231,227,725
Fidelity Momentum Factor ETF	439,972,837	439,606,487
Fidelity Quality Factor ETF	340,709,930	340,684,553
Fidelity Small-Mid Multifactor ETF	346,643,014	310,942,997
Fidelity Stocks for Inflation ETF	150,493,042	150,019,713
Fidelity U.S. Multifactor ETF	79,052,542	77,630,070
Fidelity Value Factor ETF	367,889,648	368,298,148

Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below.

	In-Kind Subscriptions ($)	In-Kind Redemptions ($)
Fidelity Dividend ETF for Rising Rates	96,264,029	116,136,049
Fidelity High Dividend ETF	3,326,933,467	1,105,938,820
Fidelity Low Volatility Factor ETF	418,650,524	408,345,709
Fidelity Momentum Factor ETF	488,088,644	271,471,277
Fidelity Quality Factor ETF	334,240,589	444,009,779
Fidelity Small-Mid Multifactor ETF	1,307,191,464	215,668,643
Fidelity Stocks for Inflation ETF	138,378,775	116,679,888
Fidelity U.S. Multifactor ETF	163,910,234	58,868,943
Fidelity Value Factor ETF	574,325,243	488,814,611
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services for which the Funds pay a monthly management fee that is based on an annual rate of each Fund's average net assets as noted in the table below. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. For each Fund, with the exception of Fidelity Small-Mid Multifactor ETF, Fidelity Stocks for Inflation ETF and Fidelity U.S. Multifactor ETF, the management fee paid to the investment adviser is reduced by an amount equal to the fees and expenses paid by each fund to the independent Trustees.

Fee Rate
Fidelity Dividend ETF for Rising Rates	.15%
Fidelity High Dividend ETF	.15%
Fidelity Low Volatility Factor ETF	.15%
Fidelity Momentum Factor ETF	.15%
Fidelity Quality Factor ETF	.15%
Fidelity Small-Mid Multifactor ETF	.15%
Fidelity Stocks for Inflation ETF	.15%
Fidelity U.S. Multifactor ETF	.15%
Fidelity Value Factor ETF	.15%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Dividend ETF for Rising Rates	Borrower	10,130,250	4.57%	5,148
Fidelity High Dividend ETF	Borrower	74,713,286	4.57%	66,445

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Momentum Factor ETF	10,521,670	17,428,976	889,454
Fidelity Small-Mid Multifactor ETF	-	120,346	(7,353)
Fidelity Stocks for Inflation ETF	136,278	-	-
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Dividend ETF for Rising Rates	8,907	-	-
Fidelity High Dividend ETF	34,634	-	-
Fidelity Low Volatility Factor ETF	121	1	-
Fidelity Momentum Factor ETF	329	-	-
Fidelity Quality Factor ETF	280	-	-
Fidelity Small-Mid Multifactor ETF	14,678	3,167	-
Fidelity Stocks for Inflation ETF	107	-	-
Fidelity U.S. Multifactor ETF	49	-	-
Fidelity Value Factor ETF	32,457	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity High Dividend ETF	131,591
Fidelity Momentum Factor ETF	5,586,423
Fidelity Small-Mid Multifactor ETF	2,474,435
Fidelity Stocks for Inflation ETF	3,137,612
Fidelity U.S. Multifactor ETF	1,697,163
8. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits ($)
Fidelity Dividend ETF for Rising Rates	289
Fidelity High Dividend ETF	1,477
Fidelity Low Volatility Factor ETF	570
Fidelity Momentum Factor ETF	640
Fidelity Quality Factor ETF	690
Fidelity Small-Mid Multifactor ETF	1,792
Fidelity Stocks for Inflation ETF	658
Fidelity U.S. Multifactor ETF	632
Fidelity Value Factor ETF	690
9. Share Transactions.
Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated securities to a fund and redemption proceeds are paid with a basket of securities from a fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to offset the costs associated with the issuance and redemption of Creation Units.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and Shareholders of Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Small-Mid Multifactor ETF, Fidelity U.S. Multifactor ETF, and Fidelity Value Factor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Small-Mid Multifactor ETF, Fidelity U.S. Multifactor ETF, and Fidelity Value Factor ETF (eight of the funds constituting Fidelity Covington Trust, hereafter collectively referred to as the "Funds") as of July 31, 2025, the related statements of operations for the year ended July 31, 2025, the statements of changes in net assets for each of the two years in the period ended July 31, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2025 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 12, 2025
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and the Shareholders of Fidelity Stocks for Inflation ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Stocks for Inflation ETF (the "Fund"), a fund of Fidelity Covington Trust, including the schedule of investments, as of July 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 12, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Dividend ETF for Rising Rates
September 2024 December 2024 March 2025 June 2025	13% 84% 85% 85%
Fidelity High Dividend ETF
September 2024 December 2024 March 2025 June 2025	30% 70% 70% 70%
Fidelity Low Volatility Factor ETF
September 2024 December 2024 March 2025 June 2025	97% 97% 100% 100%
Fidelity Momentum Factor ETF
September 2024 December 2024 March 2025 June 2025	27% 78% 100% 100%
Fidelity Quality Factor ETF
September 2024 December 2024 March 2025 June 2025	91% 89% 100% 100%
Fidelity Small-Mid Multifactor ETF
September 2024 December 2024 March 2025 June 2025	72% 76% 89% 89%
Fidelity Stocks for Inflation ETF
September 2024 December 2024 March 2025 June 2025	74% 74% 98% 98%
Fidelity U.S. Multifactor ETF
September 2024 December 2024 March 2025 June 2025	83% 85% 100% 100%
Fidelity Value Factor ETF
September 2024 December 2024 March 2025 June 2025	90% 94% 100% 100%
A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Dividend ETF for Rising Rates
September 2024 December 2024 March 2025 June 2025	31.34% 92.07% 98.58% 98.58%
Fidelity High Dividend ETF
September 2024 December 2024 March 2025 June 2025	34.30% 79.28% 85.53% 85.53%
Fidelity Low Volatility Factor ETF
September 2024 December 2024 March 2025 June 2025	100% 100% 100% 100%
Fidelity Momentum Factor ETF
September 2024 December 2024 March 2025 June 2025	36.81% 80.66% 100% 100%
Fidelity Quality Factor ETF
September 2024 December 2024 March 2025 June 2025	100% 100% 100% 100%
Fidelity Small-Mid Multifactor ETF
September 2024 December 2024 March 2025 June 2025	80.38% 84.43% 95.64% 95.64%
Fidelity Stocks for Inflation ETF
September 2024 December 2024 March 2025 June 2025	79.39% 79.39% 94.76% 94.76%
Fidelity U.S. Multifactor ETF
September 2024 December 2024 March 2025 June 2025	97.42% 97.18% 100% 100%
Fidelity Value Factor ETF
September 2024 December 2024 March 2025 June 2025	98.23% 97.80% 100% 100%
A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity Dividend ETF for Rising Rates
September 2024 December 2024 March 2025 June 2025	14.74% 5.51% 1.42% 1.42%
Fidelity High Dividend ETF
September 2024 December 2024 March 2025 June 2025	11.74% 16.53% 14.47% 14.47%
Fidelity Momentum Factor ETF
September 2024 December 2024 March 2025 June 2025	14.04% 7.10% 0.00% 0.00%
Fidelity Small-Mid Multifactor ETF September 2024 December 2024 March 2025 June 2025	19.19% 15.58% 4.37% 4.37%
Fidelity Stocks for Inflation ETF
September 2024 December 2024 March 2025 June 2025	20.61% 20.61% 5.25% 5.25%
Fidelity U.S. Multifactor ETF
September 2024 December 2024 March 2025 June 2025	2.59% 2.83% 0.00% 0.00%
Fidelity Value Factor ETF
September 2024 December 2024 March 2025 June 2025	1.78% 2.21% 0.00% 0.00%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Low Volatility Factor ETF	$41,783
Fidelity Quality Factor ETF	$42,854
Fidelity Small-Mid Multifactor ETF	$50,315
Fidelity Value Factor ETF	$32,564

The funds will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Dividend ETF for Rising Rates
Fidelity High Dividend ETF
Fidelity Low Volatility Factor ETF
Fidelity Momentum Factor ETF
Fidelity Quality Factor ETF
Fidelity Small-Mid Multifactor ETF
Fidelity Stocks for Inflation ETF
Fidelity U.S. Multifactor ETF
Fidelity Value Factor ETF

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for each fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) and Geode from their respective relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the funds' investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the funds and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement each fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, such as size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services provided by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under a separate agreement covering pricing and bookkeeping services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally State Street Bank and Trust Company, each fund's transfer agent and custodian; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending, under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers each fund's tracking error versus its benchmark index. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The Board also considered information on each fund's bid-ask spread and premium/discount.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on net performance (after fees and expenses) of the fund compared to a fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and total expense ratio, the Board considered each fund's all-inclusive fee rate and also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under each fund's all-inclusive arrangement. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to funds and classes in the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are similar in size to each fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of each fund relative to funds and classes in the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of each fund relative to funds and classes in the asset-sized peer group. The asset-sized peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. Further, the information provided to the Board indicated that the total expense ratio of each fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024.

Fees Charged to Other Clients. The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with each fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through May 31, 2026.

1.9881294.108
CPF-ANN-0925
Fidelity® Blue Chip Growth ETF
Fidelity® Blue Chip Value ETF
Fidelity® Fundamental Large Cap Core ETF
Fidelity® Fundamental Large Cap Growth ETF
Fidelity® Fundamental Large Cap Value ETF
Fidelity® Fundamental Small-Mid Cap ETF
Fidelity® Magellan℠ ETF
Fidelity® Real Estate Investment ETF
Fidelity® Sustainable U.S. Equity ETF
Fidelity® Women's Leadership ETF

Annual Report
July 31, 2025

Contents

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Blue Chip Growth ETF
Fidelity® Blue Chip Value ETF
Fidelity® Fundamental Large Cap Core ETF
Fidelity® Fundamental Large Cap Growth ETF
Fidelity® Fundamental Large Cap Value ETF
Fidelity® Fundamental Small-Mid Cap ETF
Fidelity® Magellan℠ ETF
Fidelity® Real Estate Investment ETF
Fidelity® Sustainable U.S. Equity ETF
Fidelity® Women's Leadership ETF
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Distributions
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Blue Chip Growth ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
BRAZIL - 0.1%
Materials - 0.1%
Metals & Mining - 0.1%
Wheaton Precious Metals Corp (United States)	50,002	4,575,683
CANADA - 1.3%
Consumer Discretionary - 0.2%
Specialty Retail - 0.2%
Aritzia Inc Subordinate Voting Shares (a)	165,782	8,898,100
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Cameco Corp	61,466	4,614,830
Information Technology - 0.9%
Electronic Equipment, Instruments & Components - 0.6%
Celestica Inc (United States) (a)	129,383	25,858,487
IT Services - 0.3%
Shopify Inc Class A (a)	141,181	17,257,380
TOTAL INFORMATION TECHNOLOGY		43,115,867

Materials - 0.1%
Metals & Mining - 0.1%
Franco-Nevada Corp (United States)	24,396	3,887,015
TOTAL CANADA		60,515,812
CHINA - 0.2%
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
Hesai Group ADR (a)	116,853	2,220,207
WeRide Inc ADR	295,583	2,713,452
		4,933,659
Information Technology - 0.1%
Software - 0.1%
Pony AI Inc ADR	204,589	2,749,676
TOTAL CHINA		7,683,335
DENMARK - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Ascendis Pharma A/S ADR (a)	1,774	307,789
FINLAND - 0.2%
Consumer Discretionary - 0.2%
Textiles, Apparel & Luxury Goods - 0.2%
Amer Sports Inc (a)	303,860	11,406,904
GERMANY - 0.2%
Consumer Discretionary - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Birkenstock Holding Plc (a)	45,331	2,270,630
Information Technology - 0.2%
Software - 0.2%
SAP SE ADR	21,726	6,228,844
TOTAL GERMANY		8,499,474
GRAND CAYMAN (UK OVERSEAS TER) - 0.0%
Financials - 0.0%
Banks - 0.0%
Accelerant Holdings Class A (a)	13,800	380,052
INDIA - 0.3%
Consumer Discretionary - 0.1%
Hotels, Restaurants & Leisure - 0.1%
MakeMyTrip Ltd (a)	41,427	3,877,153
Financials - 0.2%
Banks - 0.2%
HDFC Bank Ltd/Gandhinagar ADR	62,753	4,817,548
ICICI Bank Ltd ADR	97,283	3,278,437
		8,095,985
TOTAL INDIA		11,973,138
JAPAN - 0.1%
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Allegro MicroSystems Inc (a)	168,906	5,305,337
NETHERLANDS - 0.8%
Information Technology - 0.8%
Semiconductors & Semiconductor Equipment - 0.8%
NXP Semiconductors NV	180,298	38,542,303
SINGAPORE - 0.0%
Communication Services - 0.0%
Entertainment - 0.0%
Sea Ltd Class A ADR (a)	52	8,146
SWITZERLAND - 0.0%
Consumer Discretionary - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
On Holding AG Class A (a)	37,146	1,804,181
TAIWAN - 0.9%
Information Technology - 0.9%
Semiconductors & Semiconductor Equipment - 0.9%
Taiwan Semiconductor Manufacturing Co Ltd ADR	165,231	39,923,114
UNITED KINGDOM - 0.3%
Consumer Discretionary - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Flutter Entertainment PLC (a)	36,617	11,067,854
Consumer Staples - 0.1%
Tobacco - 0.1%
British American Tobacco PLC ADR	90,248	4,844,513
TOTAL UNITED KINGDOM		15,912,367
UNITED STATES - 95.3%
Communication Services - 16.1%
Entertainment - 4.5%
Cinemark Holdings Inc	130,784	3,514,166
Netflix Inc (a)	119,539	138,593,517
ROBLOX Corp Class A (a)	340,527	46,921,215
Spotify Technology SA (a)	23,498	14,722,437
Take-Two Interactive Software Inc (a)	34,584	7,702,894
		211,454,229
Interactive Media & Services - 11.6%
Alphabet Inc Class A	1,176,779	225,823,890
Meta Platforms Inc Class A	330,161	255,359,724
Reddit Inc Class A (a)	84,886	13,631,843
Snap Inc Class A (a)	4,585,293	43,239,313
		538,054,770
Media - 0.0%
Trade Desk Inc (The) Class A (a)	72	6,261
TOTAL COMMUNICATION SERVICES		749,515,260

Consumer Discretionary - 17.4%
Automobiles - 1.5%
Rivian Automotive Inc Class A (a)	427,724	5,504,808
Tesla Inc (a)	206,203	63,566,199
		69,071,007
Broadline Retail - 8.6%
Amazon.com Inc (a)	1,711,865	400,764,715
Diversified Consumer Services - 0.1%
Bright Horizons Family Solutions Inc (a)	23,359	2,641,903
Hotels, Restaurants & Leisure - 2.1%
Brinker International Inc (a)	40,219	6,338,514
Cava Group Inc (a)	54,875	4,829,549
Chipotle Mexican Grill Inc (a)	469,674	20,139,621
DoorDash Inc Class A (a)	24,301	6,081,325
DraftKings Inc Class A (a)	290,665	13,091,552
Dutch Bros Inc Class A (a)	46,084	2,731,399
Planet Fitness Inc Class A (a)	41,397	4,520,138
Royal Caribbean Cruises Ltd	14,046	4,464,802
Starbucks Corp	314,481	28,039,126
Sweetgreen Inc Class A (a)	280,562	3,613,639
Yum! Brands Inc	33,287	4,798,321
		98,647,986
Household Durables - 1.1%
DR Horton Inc	27,057	3,864,822
Lennar Corp Class A	22,011	2,469,194
PulteGroup Inc	34,798	3,929,390
SharkNinja Inc (a)	313,174	36,359,501
Somnigroup International Inc	57,102	4,133,043
Toll Brothers Inc	22,383	2,649,252
		53,405,202
Leisure Products - 0.1%
Peloton Interactive Inc Class A (a)	904,572	6,458,644
Specialty Retail - 2.5%
Abercrombie & Fitch Co Class A (a)	64,759	6,218,159
Bath & Body Works Inc	119,581	3,463,066
Burlington Stores Inc (a)	15,340	4,187,206
Carvana Co Class A (a)	61,556	24,017,305
Five Below Inc (a)	72,675	9,921,591
Home Depot Inc/The	18,621	6,843,404
Lowe's Cos Inc	109,453	24,470,407
Restoration Hardware Inc (a)	72,656	14,939,527
TJX Cos Inc/The	141,537	17,625,603
Urban Outfitters Inc (a)	37,043	2,788,597
Wayfair Inc Class A (a)	8,965	588,462
		115,063,327
Textiles, Apparel & Luxury Goods - 1.4%
Capri Holdings Ltd (a)	379,284	6,899,176
Deckers Outdoor Corp (a)	99,061	10,517,306
Lululemon Athletica Inc (a)	132,996	26,669,688
NIKE Inc Class B	152,836	11,415,321
Tapestry Inc	29,877	3,227,612
Under Armour Inc Class A (a)	783,115	5,199,884
VF Corp	320	3,750
		63,932,737
TOTAL CONSUMER DISCRETIONARY		809,985,521

Consumer Staples - 1.7%
Beverages - 0.3%
Celsius Holdings Inc (a)	78,703	3,568,394
Coca-Cola Co/The	150,716	10,232,109
		13,800,503
Consumer Staples Distribution & Retail - 1.0%
BJ's Wholesale Club Holdings Inc (a)	64	6,778
Costco Wholesale Corp	10,332	9,708,360
Dollar General Corp	71,405	7,490,385
Dollar Tree Inc (a)	75,484	8,571,208
Kroger Co/The	33,646	2,358,585
Walmart Inc	176,243	17,268,289
		45,403,605
Food Products - 0.1%
Freshpet Inc (a)	66,858	4,567,739
Simply Good Foods Co/The (a)	71,690	2,183,677
		6,751,416
Tobacco - 0.3%
Philip Morris International Inc	93,387	15,320,137
TOTAL CONSUMER STAPLES		81,275,661

Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Cheniere Energy Inc	13,502	3,184,852
Financials - 4.3%
Capital Markets - 2.0%
Ares Management Corp Class A	41,507	7,700,794
Blue Owl Capital Inc Class A	490,616	9,493,420
Charles Schwab Corp/The	87,865	8,587,046
Coinbase Global Inc Class A (a)	12,022	4,541,430
Galaxy Digital Inc Class A	99,903	2,838,743
Goldman Sachs Group Inc/The	24,129	17,459,503
KKR & Co Inc Class A	58,670	8,599,849
Moody's Corp	13,661	7,045,388
Morgan Stanley	56,623	8,066,513
Robinhood Markets Inc Class A (a)	196,494	20,248,707
		94,581,393
Consumer Finance - 0.1%
American Express Co	11,988	3,588,128
Financial Services - 2.2%
Affirm Holdings Inc Class A (a)	170,521	11,690,920
Apollo Global Management Inc	75,960	11,038,507
Block Inc Class A (a)	88	6,799
Mastercard Inc Class A	92,702	52,512,902
Rocket Cos Inc Class A (b)	182,205	2,691,168
Toast Inc Class A (a)	139,678	6,821,874
Visa Inc Class A	47,120	16,278,546
		101,040,716
Insurance - 0.0%
Progressive Corp/The	60	14,522
TOTAL FINANCIALS		199,224,759

Health Care - 5.5%
Biotechnology - 1.3%
AbbVie Inc	44,429	8,397,970
Alnylam Pharmaceuticals Inc (a)	26,215	10,282,572
Apogee Therapeutics Inc (a)	8,459	323,640
Gilead Sciences Inc	211,237	23,719,803
Legend Biotech Corp ADR (a)	58,959	2,303,528
Moderna Inc (a)	120,660	3,566,710
MoonLake Immunotherapeutics Class A (a)	48,440	2,443,314
Natera Inc (a)	26,841	3,587,568
Scholar Rock Holding Corp (a)	18,508	685,721
Soleno Therapeutics Inc (a)	33,000	2,853,510
Viking Therapeutics Inc (a)	72,534	2,362,432
		60,526,768
Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp (a)	397,678	41,724,376
Glaukos Corp (a)	46,746	4,024,363
Insulet Corp (a)	24,599	7,094,352
Kestra Medical Technologies Ltd	64,328	1,061,411
Stryker Corp	21,831	8,573,689
		62,478,191
Health Care Providers & Services - 0.5%
Cardinal Health Inc	54,125	8,401,283
Cencora Inc	19,825	5,671,536
McKesson Corp	11,741	8,142,853
		22,215,672
Health Care Technology - 0.1%
Veeva Systems Inc Class A (a)	12,349	3,509,586
Waystar Holding Corp (a)	92,062	3,404,453
		6,914,039
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc	8,412	3,934,124
Pharmaceuticals - 2.2%
Eli Lilly & Co	129,878	96,118,812
Structure Therapeutics Inc ADR (a)	71,944	1,280,603
		97,399,415
TOTAL HEALTH CARE		253,468,209

Industrials - 4.6%
Aerospace & Defense - 1.6%
Axon Enterprise Inc (a)	16,032	12,112,016
Boeing Co (a)	133,972	29,720,349
GE Aerospace	66,177	17,939,261
Howmet Aerospace Inc	78,242	14,065,564
StandardAero Inc	11,945	341,030
		74,178,220
Building Products - 0.2%
Builders FirstSource Inc (a)	29,894	3,800,425
Carrier Global Corp	26,094	1,790,570
Trex Co Inc (a)	39,763	2,554,375
		8,145,370
Construction & Engineering - 0.1%
Comfort Systems USA Inc	4,660	3,277,378
Electrical Equipment - 0.6%
Acuity Inc	20	6,227
Emerson Electric Co	22,899	3,332,033
GE Vernova Inc	33,423	22,068,873
Vertiv Holdings Co Class A	20,030	2,916,368
		28,323,501
Ground Transportation - 1.0%
Knight-Swift Transportation Holdings Inc	53,325	2,266,312
Lyft Inc Class A (a)	383,444	5,391,223
Uber Technologies Inc (a)	457,498	40,145,450
		47,802,985
Industrial Conglomerates - 0.1%
3M Co	17,611	2,627,913
Machinery - 0.0%
RBC Bearings Inc (a)	6,321	2,448,376
Passenger Airlines - 0.4%
Alaska Air Group Inc (a)	59,579	3,155,304
Delta Air Lines Inc	126,506	6,731,384
United Airlines Holdings Inc (a)	80,704	7,126,970
		17,013,658
Trading Companies & Distributors - 0.6%
Ferguson Enterprises Inc	21,547	4,812,091
FTAI Aviation Ltd	177,229	24,388,483
		29,200,574
TOTAL INDUSTRIALS		213,017,975

Information Technology - 44.0%
Communications Equipment - 0.1%
Lumentum Holdings Inc (a)	75,560	8,317,645
Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp Class A	111,715	11,898,765
Coherent Corp (a)	90,933	9,784,390
		21,683,155
IT Services - 1.4%
Cloudflare Inc Class A (a)	33,769	7,013,146
CoreWeave Inc Class A (a)(b)	204,300	23,316,759
IBM Corporation	11,172	2,828,192
Okta Inc Class A (a)	60	5,868
Snowflake Inc (a)	83,478	18,657,333
Twilio Inc Class A (a)	91,149	11,758,221
		63,579,519
Semiconductors & Semiconductor Equipment - 22.5%
Astera Labs Inc (a)	192,268	26,288,804
Broadcom Inc	433,504	127,320,125
GlobalFoundries Inc (a)	219,599	8,210,807
Impinj Inc (a)	10,611	1,640,248
Marvell Technology Inc	1,078,473	86,676,875
Micron Technology Inc	88	9,604
Monolithic Power Systems Inc	40,841	29,047,753
NVIDIA Corp	4,289,020	762,887,987
ON Semiconductor Corp (a)	102,210	5,760,556
		1,047,842,759
Software - 11.7%
AppLovin Corp Class A (a)	160,151	62,570,996
Crowdstrike Holdings Inc Class A (a)	12,950	5,886,682
CyberArk Software Ltd (a)	7,760	3,193,007
Datadog Inc Class A (a)	100	13,997
Figma Inc Class A	11,200	1,293,600
HubSpot Inc (a)	4	2,078
Microsoft Corp	728,190	388,489,365
MicroStrategy Inc Class A (a)	16,765	6,737,183
Monday.com Ltd (a)	14,685	3,851,729
Oracle Corp	125,152	31,759,823
Palantir Technologies Inc Class A (a)	104,869	16,606,006
Servicenow Inc (a)	19,843	18,714,330
Unity Software Inc (a)	106,157	3,541,398
		542,660,194
Technology Hardware, Storage & Peripherals - 7.8%
Apple Inc	1,728,792	358,845,356
Super Micro Computer Inc (a)	65,298	3,850,623
		362,695,979
TOTAL INFORMATION TECHNOLOGY		2,046,779,251

Materials - 0.8%
Chemicals - 0.1%
Sherwin-Williams Co/The	13,100	4,334,528
Construction Materials - 0.5%
CRH PLC	41,156	3,928,340
James Hardie Industries PLC ADR (a)	183,921	4,770,911
Martin Marietta Materials Inc	9,396	5,401,572
Vulcan Materials Co	20,952	5,754,886
		19,855,709
Metals & Mining - 0.2%
Carpenter Technology Corp	45,822	11,427,549
TOTAL MATERIALS		35,617,786

Real Estate - 0.6%
Health Care REITs - 0.5%
Welltower Inc	123,399	20,369,473
Real Estate Management & Development - 0.1%
Zillow Group Inc Class C (a)	74,746	5,946,044
TOTAL REAL ESTATE		26,315,517

Utilities - 0.3%
Electric Utilities - 0.1%
Entergy Corp	30,858	2,790,488
NRG Energy Inc	19,179	3,206,729
		5,997,217
Independent Power and Renewable Electricity Producers - 0.2%
Vistra Corp	28,842	6,014,711
TOTAL UTILITIES		12,011,928

TOTAL UNITED STATES		4,430,396,719
TOTAL COMMON STOCKS (Cost $3,501,484,533)		4,637,234,354

Money Market Funds - 0.2%
	Yield (%)	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class (c) (Cost $7,988,149)	4.18	7,988,149	7,988,149

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $3,509,472,682)	4,645,222,503
NET OTHER ASSETS (LIABILITIES) - 0.1%	4,671,688
NET ASSETS - 100.0%	4,649,894,191

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	749,523,406	749,523,406	-	-
Consumer Discretionary	854,244,002	854,244,002	-	-
Consumer Staples	86,120,174	86,120,174	-	-
Energy	7,799,682	7,799,682	-	-
Financials	207,700,796	207,700,796	-	-
Health Care	253,775,998	253,775,998	-	-
Industrials	213,017,975	213,017,975	-	-
Information Technology	2,182,644,392	2,182,644,392	-	-
Materials	44,080,484	44,080,484	-	-
Real Estate	26,315,517	26,315,517	-	-
Utilities	12,011,928	12,011,928	-	-

Money Market Funds	7,988,149	7,988,149	-	-
Total Investments in Securities:	4,645,222,503	4,645,222,503	-	-
Fidelity® Blue Chip Growth ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value (including securities loaned of $22,954,940) - See accompanying schedule: Unaffiliated issuers (cost $3,509,472,682)		$4,645,222,503
Foreign currency held at value (cost $154)		152
Receivable for investments sold		5,163,175
Receivable for fund shares sold		5,039,603
Dividends receivable		510,931
Receivable for security lending income		2,656,942
Total assets		4,658,593,306
Liabilities
Payable for investments purchased	$6,563,588
Accrued management fee	2,135,527
Total liabilities		8,699,115
Net Assets		$4,649,894,191
Net Assets consist of:
Paid in capital		$3,731,395,787
Total accumulated earnings (loss)		918,498,404
Net Assets		$4,649,894,191
Net Asset Value, offering price and redemption price per share ($4,649,894,191 ÷ 92,250,000 shares)		$50.41
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$14,661,891
Interest		404
Security Lending Income		$5,196,968
Total income		19,859,263
Expenses
Management fee	$19,339,502
Independent trustees' fees and expenses	11,701
Miscellaneous	2,264
Total expenses before reductions	19,353,467
Expense reductions	(3,109)
Total expenses after reductions		19,350,358
Net Investment income (loss)		508,905
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	112,152,198
Unaffiliated issuers	(117,455,569)
Foreign currency transactions	3,154
Total net realized gain (loss)		(5,300,217)
Change in net unrealized appreciation (depreciation) on investment securities		666,570,027
Net gain (loss)		661,269,810
Net increase (decrease) in net assets resulting from operations		$661,778,715
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$508,905	$(1,159,500)
Net realized gain (loss)	(5,300,217)	1,357,946
Change in net unrealized appreciation (depreciation)	666,570,027	329,821,357
Net increase (decrease) in net assets resulting from operations	661,778,715	330,019,803
Distributions to shareholders	(3,424,200)	(236,800)

Share transactions
Proceeds from sales of shares	2,310,709,626	933,997,799
Cost of shares redeemed	(294,190,111)	(69,143,727)

Net increase (decrease) in net assets resulting from share transactions	2,016,519,515	864,854,072
Total increase (decrease) in net assets	2,674,874,030	1,194,637,075

Net Assets
Beginning of period	1,975,020,161	780,383,086
End of period	$4,649,894,191	$1,975,020,161

Other Information
Shares
Sold	51,275,000	25,125,000
Redeemed	(7,175,000)	(1,925,000)
Net increase (decrease)	44,100,000	23,200,000

Financial Highlights
Fidelity® Blue Chip Growth ETF

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$41.02	$31.28	$24.93	$32.77	$22.74
Income from Investment Operations
Net investment income (loss) A,B	.01	(.03)	- C	(.05)	(.08)
Net realized and unrealized gain (loss)	9.44	9.78	6.35	(7.79)	10.11
Total from investment operations	9.45	9.75	6.35	(7.84)	10.03
Distributions from net investment income	(.06)	(.01)	-	-	- C
Total distributions	(.06)	(.01)	-	-	- C
Net asset value, end of period	$50.41	$41.02	$31.28	$24.93	$32.77
Total Return D,E	23.05%	31.18%	25.44%	(23.92)%	44.14%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.59%	.60%	.59%	.59%	.59%
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59%	.59%
Expenses net of all reductions, if any	.59%	.59%	.59%	.59%	.59%
Net investment income (loss)	.02%	(.10)%	-% C	(.17)%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$4,649,894	$1,975,020	$780,383	$363,397	$407,189
Portfolio turnover rate H,I	53%	42%	30%	57%	63%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EBased on net asset value.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HPortfolio turnover rate excludes securities received or delivered in-kind.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Blue Chip Value ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 98.1%
	Shares	Value ($)
CANADA - 1.9%
Energy - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Canadian Natural Resources Ltd (United States)	23,607	748,342
Imperial Oil Ltd (United States)	11,104	926,851
		1,675,193
Materials - 0.6%
Chemicals - 0.6%
Nutrien Ltd (United States)	13,459	798,388
TOTAL CANADA		2,473,581
GERMANY - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
BioNTech SE ADR (a)	1,550	166,625
NETHERLANDS - 0.1%
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
NXP Semiconductors NV	316	67,551
SWITZERLAND - 0.1%
Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
TE Connectivity PLC	319	65,634
UNITED KINGDOM - 3.1%
Consumer Staples - 0.4%
Beverages - 0.4%
Diageo PLC ADR	4,894	479,367
Health Care - 1.5%
Pharmaceuticals - 1.5%
Astrazeneca PLC ADR	25,964	1,897,709
Utilities - 1.2%
Multi-Utilities - 1.2%
National Grid PLC ADR	22,408	1,577,299
TOTAL UNITED KINGDOM		3,954,375
UNITED STATES - 92.8%
Communication Services - 7.9%
Entertainment - 1.4%
Walt Disney Co/The	14,577	1,736,266
Interactive Media & Services - 5.2%
Alphabet Inc Class A	23,795	4,566,261
Alphabet Inc Class C	7,095	1,368,341
Meta Platforms Inc Class A	933	721,620
		6,656,222
Media - 1.3%
Comcast Corp Class A	52,162	1,733,343
TOTAL COMMUNICATION SERVICES		10,125,831

Consumer Discretionary - 7.8%
Broadline Retail - 2.0%
Amazon.com Inc (a)	10,658	2,495,144
Diversified Consumer Services - 0.9%
H&R Block Inc	20,752	1,127,664
Household Durables - 1.6%
Lennar Corp Class A	5,767	646,942
Mohawk Industries Inc (a)	3,224	369,180
Taylor Morrison Home Corp (a)	2,324	137,767
Toll Brothers Inc	4,235	501,255
TopBuild Corp (a)	926	343,018
		1,998,162
Specialty Retail - 2.7%
Lowe's Cos Inc	4,568	1,021,268
Murphy USA Inc	886	321,156
Ross Stores Inc	8,051	1,099,284
Ulta Beauty Inc (a)	1,854	954,829
		3,396,537
Textiles, Apparel & Luxury Goods - 0.6%
Lululemon Athletica Inc (a)	2,412	483,678
Tapestry Inc	3,905	421,857
		905,535
TOTAL CONSUMER DISCRETIONARY		9,923,042

Consumer Staples - 8.3%
Beverages - 2.0%
Brown-Forman Corp Class B	26,122	753,620
Keurig Dr Pepper Inc	53,925	1,760,651
		2,514,271
Consumer Staples Distribution & Retail - 2.9%
BJ's Wholesale Club Holdings Inc (a)	7,515	795,839
Kroger Co/The	12,569	881,087
Target Corp	4,020	404,009
US Foods Holding Corp (a)	14,837	1,236,367
Walgreens Boots Alliance Inc	37,295	434,114
		3,751,416
Food Products - 1.1%
Mondelez International Inc	16,195	1,047,655
Tyson Foods Inc Class A	6,861	358,830
		1,406,485
Household Products - 1.0%
Procter & Gamble Co/The	8,587	1,292,086
Personal Care Products - 1.3%
Kenvue Inc	75,720	1,623,437
TOTAL CONSUMER STAPLES		10,587,695

Energy - 7.7%
Oil, Gas & Consumable Fuels - 7.7%
ConocoPhillips	19,071	1,818,229
Exxon Mobil Corp	47,282	5,278,563
Shell PLC ADR	38,292	2,765,065
		9,861,857
Financials - 23.5%
Banks - 10.8%
Bank of America Corp	77,316	3,654,728
Cullen/Frost Bankers Inc	2,545	324,258
JPMorgan Chase & Co	7,716	2,285,788
M&T Bank Corp	8,647	1,631,689
PNC Financial Services Group Inc/The	10,205	1,941,705
US Bancorp	24,099	1,083,491
Wells Fargo & Co	33,979	2,739,727
		13,661,386
Capital Markets - 3.5%
Bank of New York Mellon Corp/The	10,939	1,109,762
Blackrock Inc	1,046	1,156,886
Northern Trust Corp	11,325	1,472,250
State Street Corp	6,162	688,604
		4,427,502
Consumer Finance - 1.2%
Capital One Financial Corp	7,356	1,581,540
Financial Services - 1.9%
Berkshire Hathaway Inc Class B (a)	2,153	1,015,958
PayPal Holdings Inc (a)	7,122	489,709
Visa Inc Class A	2,588	894,076
		2,399,743
Insurance - 5.5%
Chubb Ltd	7,310	1,944,752
Fidelity National Financial Inc/US	600	33,858
Hartford Insurance Group Inc/The	6,770	842,120
The Travelers Companies, Inc.	10,372	2,699,210
Willis Towers Watson PLC	4,873	1,538,942
		7,058,882
Mortgage Real Estate Investment Trusts (REITs) - 0.6%
Annaly Capital Management Inc	37,016	752,535
TOTAL FINANCIALS		29,881,588

Health Care - 8.6%
Biotechnology - 1.1%
Gilead Sciences Inc	12,436	1,396,438
Health Care Providers & Services - 3.1%
Cigna Group/The	9,237	2,469,790
CVS Health Corp	23,927	1,485,867
		3,955,657
Life Sciences Tools & Services - 1.4%
Thermo Fisher Scientific Inc	3,896	1,822,081
Pharmaceuticals - 3.0%
Elanco Animal Health Inc (a)	54,969	751,976
GSK PLC ADR	45,551	1,692,220
Merck & Co Inc	17,538	1,370,069
		3,814,265
TOTAL HEALTH CARE		10,988,441

Industrials - 14.8%
Aerospace & Defense - 2.7%
L3Harris Technologies Inc	2,989	821,437
Lockheed Martin Corp	2,445	1,029,296
Northrop Grumman Corp	1,955	1,127,273
Textron Inc	5,235	407,126
		3,385,132
Air Freight & Logistics - 1.8%
CH Robinson Worldwide Inc	6,361	733,551
Expeditors International of Washington Inc	926	107,638
FedEx Corp	3,258	728,130
United Parcel Service Inc Class B	8,297	714,870
		2,284,189
Building Products - 0.8%
Builders FirstSource Inc (a)	4,572	581,238
Johnson Controls International plc	4,252	446,460
		1,027,698
Electrical Equipment - 1.1%
Emerson Electric Co	4,794	697,575
Regal Rexnord Corp	4,799	733,671
		1,431,246
Ground Transportation - 2.0%
CSX Corp	30,580	1,086,813
Knight-Swift Transportation Holdings Inc	10,894	462,995
Norfolk Southern Corp	3,678	1,022,484
		2,572,292
Machinery - 4.7%
Allison Transmission Holdings Inc	2,569	231,390
Cummins Inc	1,389	510,624
Deere & Co	3,952	2,072,310
Dover Corp	4,345	787,053
Flowserve Corp	4,464	250,163
PACCAR Inc	1,255	123,944
Pentair PLC	12,243	1,251,235
Toro Co/The	866	64,300
Westinghouse Air Brake Technologies Corp	3,251	624,355
		5,915,374
Professional Services - 0.9%
Leidos Holdings Inc	3,867	617,367
Maximus Inc	7,634	563,847
		1,181,214
Trading Companies & Distributors - 0.8%
Ferguson Enterprises Inc	4,349	971,262
TOTAL INDUSTRIALS		18,768,407

Information Technology - 8.1%
Communications Equipment - 2.5%
Cisco Systems Inc	46,531	3,167,830
IT Services - 1.8%
Amdocs Ltd	12,829	1,095,083
Cognizant Technology Solutions Corp Class A	11,100	796,536
GoDaddy Inc Class A (a)	2,805	453,232
		2,344,851
Semiconductors & Semiconductor Equipment - 0.9%
Broadcom Inc	246	72,250
Micron Technology Inc	10,412	1,136,366
		1,208,616
Software - 2.9%
Gen Digital Inc	56,881	1,677,421
Salesforce Inc	7,566	1,954,525
		3,631,946
TOTAL INFORMATION TECHNOLOGY		10,353,243

Materials - 3.2%
Chemicals - 0.9%
CF Industries Holdings Inc	6,115	567,655
Mosaic Co/The	15,254	549,297
		1,116,952
Construction Materials - 0.9%
CRH PLC	11,838	1,129,937
Containers & Packaging - 0.6%
Crown Holdings Inc	8,647	859,166
Metals & Mining - 0.8%
Newmont Corp	16,620	1,032,102
TOTAL MATERIALS		4,138,157

Real Estate - 1.3%
Retail REITs - 0.4%
Simon Property Group Inc	2,846	466,146
Specialized REITs - 0.9%
Crown Castle Inc	5,852	614,987
Lamar Advertising Co Class A	2,764	337,899
Outfront Media Inc	13,108	229,783
		1,182,669
TOTAL REAL ESTATE		1,648,815

Utilities - 1.6%
Electric Utilities - 1.3%
Edison International	701	36,536
Eversource Energy	12,333	815,211
PG&E Corp	55,741	781,489
		1,633,236
Gas Utilities - 0.3%
UGI Corp	10,568	382,350
TOTAL UTILITIES		2,015,586

TOTAL UNITED STATES		118,292,662
TOTAL COMMON STOCKS (Cost $107,607,265)		125,020,428

Money Market Funds - 1.6%
	Yield (%)	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class (b) (Cost $2,096,697)	4.18	2,096,697	2,096,697

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $109,703,962)	127,117,125
NET OTHER ASSETS (LIABILITIES) - 0.3%	381,843
NET ASSETS - 100.0%	127,498,968

Legend

(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	10,125,831	10,125,831	-	-
Consumer Discretionary	9,923,042	9,923,042	-	-
Consumer Staples	11,067,062	11,067,062	-	-
Energy	11,537,050	11,537,050	-	-
Financials	29,881,588	29,881,588	-	-
Health Care	13,052,775	13,052,775	-	-
Industrials	18,768,407	18,768,407	-	-
Information Technology	10,486,428	10,486,428	-	-
Materials	4,936,545	4,936,545	-	-
Real Estate	1,648,815	1,648,815	-	-
Utilities	3,592,885	3,592,885	-	-

Money Market Funds	2,096,697	2,096,697	-	-
Total Investments in Securities:	127,117,125	127,117,125	-	-
Fidelity® Blue Chip Value ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $109,703,962)		$127,117,125
Receivable for investments sold		3,412,085
Dividends receivable		71,288
Total assets		130,600,498
Liabilities
Payable for investments purchased	$3,040,475
Accrued management fee	61,055
Total liabilities		3,101,530
Net Assets		$127,498,968
Net Assets consist of:
Paid in capital		$109,597,025
Total accumulated earnings (loss)		17,901,943
Net Assets		$127,498,968
Net Asset Value, offering price and redemption price per share ($127,498,968 ÷ 3,900,000 shares)		$32.69
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$2,853,655
Expenses
Management fee	$737,387
Independent trustees' fees and expenses	503
Miscellaneous	149
Total expenses before reductions	738,039
Expense reductions	(199)
Total expenses after reductions		737,840
Net Investment income (loss)		2,115,815
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	1,851,353
Unaffiliated issuers	2,615,275
Foreign currency transactions	(187)
Total net realized gain (loss)		4,466,441
Change in net unrealized appreciation (depreciation) on investment securities		157,297
Net gain (loss)		4,623,738
Net increase (decrease) in net assets resulting from operations		$6,739,553
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,115,815	$2,227,509
Net realized gain (loss)	4,466,441	3,561,149
Change in net unrealized appreciation (depreciation)	157,297	6,653,132
Net increase (decrease) in net assets resulting from operations	6,739,553	12,441,790
Distributions to shareholders	(2,230,975)	(2,193,525)

Share transactions
Proceeds from sales of shares	7,171,519	6,682,989
Cost of shares redeemed	(9,538,413)	(20,072,077)

Net increase (decrease) in net assets resulting from share transactions	(2,366,894)	(13,389,088)
Total increase (decrease) in net assets	2,141,684	(3,140,823)

Net Assets
Beginning of period	125,357,284	128,498,107
End of period	$127,498,968	$125,357,284

Other Information
Shares
Sold	225,000	225,000
Redeemed	(300,000)	(700,000)
Net increase (decrease)	(75,000)	(475,000)

Financial Highlights
Fidelity® Blue Chip Value ETF

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$31.54	$28.88	$28.02	$28.63	$20.23
Income from Investment Operations
Net investment income (loss) A,B	.54	.54	.43	.39	.32
Net realized and unrealized gain (loss)	1.18 C	2.65	1.04	(.03)	8.32
Total from investment operations	1.72	3.19	1.47	.36	8.64
Distributions from net investment income	(.57)	(.53)	(.42)	(.39)	(.24)
Distributions from net realized gain	-	-	(.19)	(.58)	-
Total distributions	(.57)	(.53)	(.61)	(.97)	(.24)
Net asset value, end of period	$32.69	$31.54	$28.88	$28.02	$28.63
Total Return D,E	5.53 % C	11.22%	5.35%	1.27%	42.83%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.59%	.60%	.59%	.59%	.59%
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59%	.59%
Expenses net of all reductions, if any	.59%	.59%	.59%	.59%	.58%
Net investment income (loss)	1.68%	1.84%	1.53%	1.36%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$127,499	$125,357	$128,498	$114,175	$94,465
Portfolio turnover rate H,I	69%	33%	35%	54%	97%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.02 per share. Excluding this reimbursement, the total return would have been 5.48%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EBased on net asset value.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HPortfolio turnover rate excludes securities received or delivered in-kind.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Fundamental Large Cap Core ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
BELGIUM - 0.5%
Health Care - 0.5%
Pharmaceuticals - 0.5%
UCB SA	17,657	3,837,600
BRAZIL - 0.8%
Consumer Discretionary - 0.5%
Broadline Retail - 0.5%
MercadoLibre Inc (a)	1,663	3,947,779
Materials - 0.3%
Metals & Mining - 0.3%
Wheaton Precious Metals Corp (United States)	23,904	2,187,455
TOTAL BRAZIL		6,135,234
CANADA - 1.6%
Energy - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Canadian Natural Resources Ltd (United States)	105,604	3,347,647
Imperial Oil Ltd	55,102	4,594,352
		7,941,999
Information Technology - 0.6%
IT Services - 0.6%
Shopify Inc Class A (United States) (a)	41,484	5,069,759
TOTAL CANADA		13,011,758
CHINA - 0.3%
Consumer Discretionary - 0.3%
Automobiles - 0.3%
BYD Co Ltd H Shares	170,477	2,506,120
DENMARK - 0.3%
Health Care - 0.3%
Pharmaceuticals - 0.3%
Novo Nordisk A/S Class B ADR	42,539	2,002,311
GERMANY - 1.1%
Information Technology - 1.1%
Software - 1.1%
SAP SE ADR	31,387	8,998,653
NETHERLANDS - 0.2%
Information Technology - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
BE Semiconductor Industries NV	14,448	1,963,727
TAIWAN - 1.4%
Information Technology - 1.4%
Semiconductors & Semiconductor Equipment - 1.4%
Taiwan Semiconductor Manufacturing Co Ltd ADR	44,646	10,787,367
UNITED KINGDOM - 0.3%
Consumer Staples - 0.3%
Tobacco - 0.3%
British American Tobacco PLC	49,684	2,650,853
UNITED STATES - 92.9%
Communication Services - 11.4%
Entertainment - 0.9%
Netflix Inc (a)	5,960	6,910,024
Interactive Media & Services - 9.4%
Alphabet Inc Class A	150,965	28,970,184
Meta Platforms Inc Class A	59,714	46,185,196
		75,155,380
Media - 1.1%
Comcast Corp Class A	264,671	8,795,017
TOTAL COMMUNICATION SERVICES		90,860,421

Consumer Discretionary - 8.0%
Broadline Retail - 4.5%
Amazon.com Inc (a)	150,540	35,242,919
Diversified Consumer Services - 0.3%
H&R Block Inc	49,982	2,716,022
Hotels, Restaurants & Leisure - 1.4%
Airbnb Inc Class A (a)	25,076	3,320,313
DraftKings Inc Class A (a)	54,037	2,433,826
Hilton Worldwide Holdings Inc	21,115	5,660,510
		11,414,649
Household Durables - 0.5%
Somnigroup International Inc	58,053	4,201,876
Specialty Retail - 1.3%
Lowe's Cos Inc	30,921	6,913,008
O'Reilly Automotive Inc (a)	32,165	3,162,463
		10,075,471
TOTAL CONSUMER DISCRETIONARY		63,650,937

Consumer Staples - 3.4%
Beverages - 1.7%
Coca-Cola Co/The	98,208	6,667,341
Keurig Dr Pepper Inc	200,452	6,544,758
		13,212,099
Personal Care Products - 1.1%
Estee Lauder Cos Inc/The Class A	37,572	3,506,970
Kenvue Inc	251,632	5,394,991
		8,901,961
Tobacco - 0.6%
Philip Morris International Inc	27,996	4,592,743
TOTAL CONSUMER STAPLES		26,706,803

Energy - 3.6%
Oil, Gas & Consumable Fuels - 3.6%
Cheniere Energy Inc	8,064	1,902,136
Exxon Mobil Corp	162,963	18,193,190
Shell PLC ADR	116,848	8,437,594
		28,532,920
Financials - 15.5%
Banks - 7.2%
Bank of America Corp	386,742	18,281,294
M&T Bank Corp	30,257	5,709,496
PNC Financial Services Group Inc/The	40,924	7,786,609
US Bancorp	154,451	6,944,117
Wells Fargo & Co	233,726	18,845,328
		57,566,844
Capital Markets - 2.6%
Bank of New York Mellon Corp/The	89,864	9,116,703
Intercontinental Exchange Inc	6,464	1,194,741
Northern Trust Corp	44,107	5,733,910
Robinhood Markets Inc Class A (a)	47,009	4,844,277
		20,889,631
Financial Services - 3.5%
Apollo Global Management Inc	43,741	6,356,442
Mastercard Inc Class A	15,738	8,915,105
Visa Inc Class A	37,546	12,971,017
		28,242,564
Insurance - 2.2%
Arthur J Gallagher & Co	18,405	5,286,836
Chubb Ltd	17,400	4,629,096
The Travelers Companies, Inc.	27,855	7,248,985
		17,164,917
TOTAL FINANCIALS		123,863,956

Health Care - 6.7%
Biotechnology - 1.0%
Alnylam Pharmaceuticals Inc (a)	8,938	3,505,841
Gilead Sciences Inc	36,593	4,109,028
		7,614,869
Health Care Equipment & Supplies - 1.6%
Boston Scientific Corp (a)	120,903	12,685,143
Health Care Providers & Services - 2.0%
Cigna Group/The	21,969	5,874,071
CVS Health Corp	12,469	774,325
Humana Inc	11,138	2,783,052
UnitedHealth Group Inc	24,834	6,197,573
		15,629,021
Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific Inc	8,765	4,099,215
Pharmaceuticals - 1.7%
Eli Lilly & Co	4,885	3,615,241
GSK PLC ADR	127,757	4,746,173
Royalty Pharma PLC Class A	144,092	5,302,586
		13,664,000
TOTAL HEALTH CARE		53,692,248

Industrials - 13.0%
Aerospace & Defense - 4.0%
Boeing Co (a)	62,078	13,771,384
GE Aerospace	58,493	15,856,283
Northrop Grumman Corp	3,999	2,305,863
		31,933,530
Air Freight & Logistics - 0.5%
United Parcel Service Inc Class B	43,419	3,740,981
Commercial Services & Supplies - 0.4%
GFL Environmental Inc Subordinate Voting Shares	60,788	3,061,336
Construction & Engineering - 1.1%
EMCOR Group Inc	5,970	3,746,115
Quanta Services Inc	12,871	5,227,300
		8,973,415
Electrical Equipment - 3.5%
Eaton Corp PLC	19,868	7,643,617
GE Vernova Inc	22,870	15,100,832
Vertiv Holdings Co Class A	36,682	5,340,899
		28,085,348
Ground Transportation - 0.6%
Norfolk Southern Corp	16,298	4,530,844
Machinery - 2.4%
Allison Transmission Holdings Inc	48,345	4,354,434
Deere & Co	8,396	4,402,611
PACCAR Inc	29,765	2,939,591
Westinghouse Air Brake Technologies Corp	38,163	7,329,204
		19,025,840
Trading Companies & Distributors - 0.5%
Watsco Inc	8,989	4,052,960
TOTAL INDUSTRIALS		103,404,254

Information Technology - 26.9%
Communications Equipment - 1.3%
Cisco Systems Inc	153,449	10,446,808
Electronic Equipment, Instruments & Components - 1.3%
Amphenol Corp Class A	98,840	10,527,448
IT Services - 1.1%
Amdocs Ltd	45,267	3,863,991
Kyndryl Holdings Inc (a)	139,625	5,273,636
		9,137,627
Semiconductors & Semiconductor Equipment - 11.5%
Broadcom Inc	74,517	21,885,643
Marvell Technology Inc	36,737	2,952,553
NVIDIA Corp	373,302	66,399,227
		91,237,423
Software - 8.2%
Gen Digital Inc	81,654	2,407,976
Microsoft Corp	108,633	57,955,706
Salesforce Inc	19,702	5,089,618
		65,453,300
Technology Hardware, Storage & Peripherals - 3.5%
Apple Inc	121,099	25,136,519
Western Digital Corp	31,962	2,515,090
		27,651,609
TOTAL INFORMATION TECHNOLOGY		214,454,215

Materials - 1.3%
Chemicals - 0.1%
Mosaic Co/The	22,273	802,051
Construction Materials - 0.8%
CRH PLC	24,912	2,377,850
Martin Marietta Materials Inc	7,381	4,243,190
		6,621,040
Containers & Packaging - 0.3%
International Paper Co	43,291	2,023,421
Metals & Mining - 0.1%
Carpenter Technology Corp	4,154	1,035,966
TOTAL MATERIALS		10,482,478

Real Estate - 1.2%
Residential REITs - 0.2%
Sun Communities Inc	16,340	2,026,650
Specialized REITs - 1.0%
American Tower Corp	17,717	3,692,046
Crown Castle Inc	40,965	4,305,012
		7,997,058
TOTAL REAL ESTATE		10,023,708

Utilities - 1.9%
Electric Utilities - 1.2%
Eversource Energy	32,182	2,127,230
Southern Co/The	75,515	7,134,658
		9,261,888
Multi-Utilities - 0.7%
Sempra	67,577	5,519,689
TOTAL UTILITIES		14,781,577

TOTAL UNITED STATES		740,453,517
ZAMBIA - 0.4%
Materials - 0.4%
Metals & Mining - 0.4%
First Quantum Minerals Ltd (a)	167,432	2,814,298
TOTAL COMMON STOCKS (Cost $666,400,135)		795,161,438

Money Market Funds - 0.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (b) (Cost $1,389,961)	4.33	1,389,683	1,389,961

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $667,790,096)	796,551,399
NET OTHER ASSETS (LIABILITIES) - 0.0%	119,871
NET ASSETS - 100.0%	796,671,270

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	4	Sep 2025	1,274,850	44,644	44,644

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,286,023	105,605,496	106,501,558	298,108	-	-	1,389,961	1,389,683	0.0%
Fidelity Securities Lending Cash Central Fund	-	7,723,539	7,723,539	222	-	-	-	-	0.0%
Total	2,286,023	113,329,035	114,225,097	298,330	-	-	1,389,961

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	90,860,421	90,860,421	-	-
Consumer Discretionary	70,104,836	70,104,836	-	-
Consumer Staples	29,357,656	29,357,656	-	-
Energy	36,474,919	36,474,919	-	-
Financials	123,863,956	123,863,956	-	-
Health Care	59,532,159	59,532,159	-	-
Industrials	103,404,254	103,404,254	-	-
Information Technology	241,273,721	241,273,721	-	-
Materials	15,484,231	15,484,231	-	-
Real Estate	10,023,708	10,023,708	-	-
Utilities	14,781,577	14,781,577	-	-

Money Market Funds	1,389,961	1,389,961	-	-
Total Investments in Securities:	796,551,399	796,551,399	-	-
Derivative Instruments:

Assets
Futures Contracts	44,644	44,644	-	-
Total Assets	44,644	44,644	-	-
Total Derivative Instruments:	44,644	44,644	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	44,644	0
Total Equity Risk	44,644	0
Total Value of Derivatives	44,644	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Fundamental Large Cap Core ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $666,400,135)	$795,161,438
Fidelity Central Funds (cost $1,389,961)	1,389,961

Total Investment in Securities (cost $667,790,096)		$796,551,399
Segregated cash with brokers for derivative instruments		85,278
Cash		27,997
Foreign currency held at value (cost $76)		76
Dividends receivable		246,550
Distributions receivable from Fidelity Central Funds		12,328
Other receivables		4
Total assets		796,923,632
Liabilities
Accrued management fee	$247,962
Payable for daily variation margin on futures contracts	4,400
Total liabilities		252,362
Net Assets		$796,671,270
Net Assets consist of:
Paid in capital		$696,122,442
Total accumulated earnings (loss)		100,548,828
Net Assets		$796,671,270
Net Asset Value, offering price and redemption price per share ($796,671,270 ÷ 15,850,000 shares)		$50.26
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$8,463,674
Income from Fidelity Central Funds (including $222 from security lending)		298,330
Total income		8,762,004
Expenses
Management fee	$2,458,714
Independent trustees' fees and expenses	2,331
Miscellaneous	528
Total expenses before reductions	2,461,573
Expense reductions	(246)
Total expenses after reductions		2,461,327
Net Investment income (loss)		6,300,677
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(23,053,567)
Redemptions in-kind	27,618,584
Foreign currency transactions	(9,499)
Futures contracts	(969,261)
Total net realized gain (loss)		3,586,257
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	75,537,877
Assets and liabilities in foreign currencies	(1,054)
Futures contracts	44,644
Total change in net unrealized appreciation (depreciation)		75,581,467
Net gain (loss)		79,167,724
Net increase (decrease) in net assets resulting from operations		$85,468,401
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,300,677	$1,792,603
Net realized gain (loss)	3,586,257	22,453,644
Change in net unrealized appreciation (depreciation)	75,581,467	33,456,231
Net increase (decrease) in net assets resulting from operations	85,468,401	57,702,478
Distributions to shareholders	(6,599,725)	(1,533,800)

Share transactions
Proceeds from sales of shares	445,997,368	303,260,878
Cost of shares redeemed	(114,539,404)	(81,007,492)

Net increase (decrease) in net assets resulting from share transactions	331,457,964	222,253,386
Total increase (decrease) in net assets	410,326,640	278,422,064

Net Assets
Beginning of period	386,344,630	107,922,566
End of period	$796,671,270	$386,344,630

Other Information
Shares
Sold	9,675,000	7,725,000
Redeemed	(2,675,000)	(2,000,000)
Net increase (decrease)	7,000,000	5,725,000

Financial Highlights
Fidelity® Fundamental Large Cap Core ETF

Years ended July 31,	2025	2024	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$43.65	$34.54	$28.86	$29.11	$20.37
Income from Investment Operations
Net investment income (loss) A,B	.45	.33	.30	.40	.36
Net realized and unrealized gain (loss)	6.62	9.03	5.78	(.12)	8.75
Total from investment operations	7.07	9.36	6.08	.28	9.11
Distributions from net investment income	(.46)	(.25)	(.33)	(.53)	(.37)
Distributions from net realized gain	-	-	(.07)	-	-
Total distributions	(.46)	(.25)	(.40)	(.53)	(.37)
Net asset value, end of period	$50.26	$43.65	$34.54	$28.86	$29.11
Total Return C,D	16.30%	27.19%	21.36%	1.00%	45.03%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.38%	.47%	.59%	.59%	.59%
Expenses net of fee waivers, if any	.38%	.47%	.59%	.59%	.59%
Expenses net of all reductions, if any	.38%	.47%	.59%	.59%	.58%
Net investment income (loss)	.98%	.85%	.99%	1.36%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$796,671	$386,345	$107,923	$56,276	$60,407
Portfolio turnover rate G,H	46%	63%	76%	36%	68%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DBased on net asset value.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Fundamental Large Cap Growth ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.3%
	Shares	Value ($)
BELGIUM - 0.4%
Health Care - 0.4%
Pharmaceuticals - 0.4%
UCB SA	8,554	1,859,140
BRAZIL - 0.1%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
MercadoLibre Inc (a)	274	650,445
CANADA - 1.1%
Information Technology - 1.1%
Electronic Equipment, Instruments & Components - 0.3%
Celestica Inc (United States) (a)	7,923	1,583,490
IT Services - 0.8%
Shopify Inc Class A (a)	28,893	3,531,761
TOTAL CANADA		5,115,251
CHINA - 0.3%
Consumer Discretionary - 0.3%
Automobiles - 0.3%
BYD Co Ltd H Shares	105,615	1,552,608
GERMANY - 0.2%
Health Care - 0.2%
Biotechnology - 0.2%
BioNTech SE ADR (a)	9,014	969,005
NETHERLANDS - 1.3%
Health Care - 0.6%
Biotechnology - 0.6%
Argenx SE ADR (a)	3,840	2,574,067
Information Technology - 0.7%
Semiconductors & Semiconductor Equipment - 0.7%
NXP Semiconductors NV	15,785	3,374,360
TOTAL NETHERLANDS		5,948,427
TAIWAN - 1.9%
Information Technology - 1.9%
Semiconductors & Semiconductor Equipment - 1.9%
Taiwan Semiconductor Manufacturing Co Ltd ADR	35,649	8,613,511
UNITED STATES - 94.0%
Communication Services - 15.2%
Entertainment - 3.9%
Netflix Inc (a)	9,685	11,228,789
ROBLOX Corp Class A (a)	41,345	5,696,928
Roku Inc Class A (a)	11,323	1,066,173
		17,991,890
Interactive Media & Services - 11.3%
Alphabet Inc Class A	84,644	16,243,184
Alphabet Inc Class C	52,817	10,186,287
Meta Platforms Inc Class A	29,532	22,841,230
Reddit Inc Class A (a)	16,941	2,720,555
Snap Inc Class A (a)	74,821	705,562
		52,696,818
TOTAL COMMUNICATION SERVICES		70,688,708

Consumer Discretionary - 13.8%
Automobiles - 0.3%
Tesla Inc (a)	5,558	1,713,364
Broadline Retail - 8.2%
Amazon.com Inc (a)	162,551	38,054,815
Hotels, Restaurants & Leisure - 1.0%
Brinker International Inc (a)	6,679	1,052,610
Chipotle Mexican Grill Inc (a)	11,333	485,959
Starbucks Corp	36,807	3,281,713
		4,820,282
Household Durables - 0.6%
SharkNinja Inc (a)	22,775	2,644,177
Specialty Retail - 2.9%
Carvana Co Class A (a)	9,422	3,676,182
Lowe's Cos Inc	27,476	6,142,809
TJX Cos Inc/The	29,424	3,664,171
Wayfair Inc Class A (a)	1,821	119,530
		13,602,692
Textiles, Apparel & Luxury Goods - 0.8%
Lululemon Athletica Inc (a)	10,080	2,021,343
NIKE Inc Class B	21,077	1,574,241
		3,595,584
TOTAL CONSUMER DISCRETIONARY		64,430,914

Consumer Staples - 2.1%
Beverages - 0.6%
Keurig Dr Pepper Inc	86,685	2,830,265
Consumer Staples Distribution & Retail - 0.7%
BJ's Wholesale Club Holdings Inc (a)	9,835	1,041,527
Walmart Inc	24,596	2,409,916
		3,451,443
Personal Care Products - 0.3%
Estee Lauder Cos Inc/The Class A	13,904	1,297,799
Tobacco - 0.5%
Philip Morris International Inc	14,771	2,423,183
TOTAL CONSUMER STAPLES		10,002,690

Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Exxon Mobil Corp	14,465	1,614,873
Range Resources Corp	23,864	876,286
		2,491,159
Financials - 6.6%
Capital Markets - 2.1%
Blue Owl Capital Inc Class A	151,449	2,930,538
Coinbase Global Inc Class A (a)	2,867	1,083,038
Intercontinental Exchange Inc	9,384	1,734,445
Robinhood Markets Inc Class A (a)	37,980	3,913,839
		9,661,860
Financial Services - 3.6%
Affirm Holdings Inc Class A (a)	14,372	985,344
Apollo Global Management Inc	22,392	3,254,005
Mastercard Inc Class A	18,064	10,232,715
Toast Inc Class A (a)	43,977	2,147,837
		16,619,901
Insurance - 0.9%
Arthur J Gallagher & Co	11,397	3,273,788
Progressive Corp/The	4,038	977,357
		4,251,145
TOTAL FINANCIALS		30,532,906

Health Care - 7.5%
Biotechnology - 2.0%
Alnylam Pharmaceuticals Inc (a)	10,447	4,097,731
Exact Sciences Corp (a)	22,370	1,050,272
Gilead Sciences Inc	14,163	1,590,363
Ionis Pharmaceuticals Inc (a)	13,062	561,405
Moderna Inc (a)	17,455	515,970
Nuvalent Inc Class A (a)	5,230	409,770
Roivant Sciences Ltd (a)	86,791	985,946
		9,211,457
Health Care Equipment & Supplies - 2.3%
Boston Scientific Corp (a)	83,139	8,722,944
Insulet Corp (a)	6,410	1,848,644
		10,571,588
Health Care Providers & Services - 0.3%
HealthEquity Inc (a)	14,693	1,425,220
Health Care Technology - 0.6%
Doximity Inc Class A (a)	21,379	1,256,016
Veeva Systems Inc Class A (a)	5,873	1,669,107
		2,925,123
Pharmaceuticals - 2.3%
Eli Lilly & Co	12,330	9,125,063
Royalty Pharma PLC Class A	39,682	1,460,298
		10,585,361
TOTAL HEALTH CARE		34,718,749

Industrials - 5.6%
Aerospace & Defense - 1.5%
Axon Enterprise Inc (a)	5,644	4,263,986
Howmet Aerospace Inc	15,459	2,779,064
		7,043,050
Building Products - 0.7%
Builders FirstSource Inc (a)	24,327	3,092,692
Construction & Engineering - 0.1%
Sterling Infrastructure Inc (a)	2,817	753,801
Electrical Equipment - 0.9%
GE Vernova Inc	6,536	4,315,655
Ground Transportation - 1.1%
Uber Technologies Inc (a)	56,363	4,945,853
Machinery - 0.6%
Deere & Co	5,306	2,782,307
Passenger Airlines - 0.4%
Delta Air Lines Inc	8,722	464,097
United Airlines Holdings Inc (a)	14,247	1,258,153
		1,722,250
Trading Companies & Distributors - 0.3%
FTAI Aviation Ltd	10,450	1,438,025
TOTAL INDUSTRIALS		26,093,633

Information Technology - 41.4%
Electronic Equipment, Instruments & Components - 1.5%
Coherent Corp (a)	27,020	2,907,352
Flex Ltd (a)	83,499	4,164,095
		7,071,447
IT Services - 0.3%
CoreWeave Inc Class A (a)(b)	11,296	1,289,212
Semiconductors & Semiconductor Equipment - 19.7%
Astera Labs Inc (a)	8,301	1,134,996
Broadcom Inc	33,014	9,696,212
Marvell Technology Inc	60,697	4,878,218
Micron Technology Inc	8,143	888,727
NVIDIA Corp	420,627	74,816,925
		91,415,078
Software - 12.4%
AppLovin Corp Class A (a)	11,823	4,619,246
Cadence Design Systems Inc (a)	3,856	1,405,782
Circle Internet Group Inc Class A (b)	10,856	1,992,293
Microsoft Corp	89,261	47,620,744
Monday.com Ltd (a)	4,591	1,204,173
Nutanix Inc Class A (a)	12,308	925,192
		57,767,430
Technology Hardware, Storage & Peripherals - 7.5%
Apple Inc	167,005	34,665,228
TOTAL INFORMATION TECHNOLOGY		192,208,395

Materials - 0.9%
Construction Materials - 0.6%
Vulcan Materials Co	10,517	2,888,704
Metals & Mining - 0.3%
Carpenter Technology Corp	5,674	1,415,039
TOTAL MATERIALS		4,303,743

Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Zillow Group Inc Class C (a)	25,127	1,998,853
TOTAL UNITED STATES		437,469,750
TOTAL COMMON STOCKS (Cost $304,122,108)		462,178,137

Money Market Funds - 1.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	4.33	2,682,720	2,683,257
Fidelity Securities Lending Cash Central Fund (c)(d)	4.33	3,255,274	3,255,600
TOTAL MONEY MARKET FUNDS (Cost $5,938,857)			5,938,857

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $310,060,965)	468,116,994
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(2,875,390)
NET ASSETS - 100.0%	465,241,604

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	8	Sep 2025	2,549,700	67,901	67,901

The notional amount of futures purchased as a percentage of Net Assets is 0.5%

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	680,134	18,104,330	16,101,207	38,835	-	-	2,683,257	2,682,720	0.0%
Fidelity Securities Lending Cash Central Fund	71,700	17,920,296	14,736,396	377,047	-	-	3,255,600	3,255,274	0.0%
Total	751,834	36,024,626	30,837,603	415,882	-	-	5,938,857

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	70,688,708	70,688,708	-	-
Consumer Discretionary	66,633,967	66,633,967	-	-
Consumer Staples	10,002,690	10,002,690	-	-
Energy	2,491,159	2,491,159	-	-
Financials	30,532,906	30,532,906	-	-
Health Care	40,120,961	40,120,961	-	-
Industrials	26,093,633	26,093,633	-	-
Information Technology	209,311,517	209,311,517	-	-
Materials	4,303,743	4,303,743	-	-
Real Estate	1,998,853	1,998,853	-	-

Money Market Funds	5,938,857	5,938,857	-	-
Total Investments in Securities:	468,116,994	468,116,994	-	-
Derivative Instruments:

Assets
Futures Contracts	67,901	67,901	-	-
Total Assets	67,901	67,901	-	-
Total Derivative Instruments:	67,901	67,901	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2025. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	67,901	0
Total Equity Risk	67,901	0
Total Value of Derivatives	67,901	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Fundamental Large Cap Growth ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value (including securities loaned of $3,237,446) - See accompanying schedule:
Unaffiliated issuers (cost $304,122,108)	$462,178,137
Fidelity Central Funds (cost $5,938,857)	5,938,857

Total Investment in Securities (cost $310,060,965)		$468,116,994
Segregated cash with brokers for derivative instruments		192,480
Cash		26,202
Foreign currency held at value (cost $43)		45
Receivable for investments sold		2,860,224
Receivable for fund shares sold		694,393
Dividends receivable		62,203
Distributions receivable from Fidelity Central Funds		183,574
Total assets		472,136,115
Liabilities
Payable for investments purchased	$3,487,540
Accrued management fee	142,571
Payable for daily variation margin on futures contracts	8,800
Collateral on securities loaned	3,255,600
Total liabilities		6,894,511
Net Assets		$465,241,604
Net Assets consist of:
Paid in capital		$334,640,315
Total accumulated earnings (loss)		130,601,289
Net Assets		$465,241,604
Net Asset Value, offering price and redemption price per share ($465,241,604 ÷ 16,750,000 shares)		$27.78
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$1,536,984
Interest		1,273
Income from Fidelity Central Funds (including $377,047 from security lending)		415,882
Total income		1,954,139
Expenses
Management fee	$1,392,306
Independent trustees' fees and expenses	1,414
Miscellaneous	469
Total expenses before reductions	1,394,189
Expense reductions	(450)
Total expenses after reductions		1,393,739
Net Investment income (loss)		560,400
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(5,363,553)
Redemptions in-kind	4,742,072
Foreign currency transactions	(616)
Futures contracts	(13,788)
Total net realized gain (loss)		(635,885)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	78,831,343
Assets and liabilities in foreign currencies	187
Futures contracts	67,901
Total change in net unrealized appreciation (depreciation)		78,899,431
Net gain (loss)		78,263,546
Net increase (decrease) in net assets resulting from operations		$78,823,946
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$560,400	$(121,587)
Net realized gain (loss)	(635,885)	28,639,377
Change in net unrealized appreciation (depreciation)	78,899,431	37,218,659
Net increase (decrease) in net assets resulting from operations	78,823,946	65,736,449
Distributions to shareholders	(459,350)	-

Share transactions
Proceeds from sales of shares	81,208,780	135,430,154
Cost of shares redeemed	(11,462,274)	(79,135,184)

Net increase (decrease) in net assets resulting from share transactions	69,746,506	56,294,970
Total increase (decrease) in net assets	148,111,102	122,031,419

Net Assets
Beginning of period	317,130,502	195,099,083
End of period	$465,241,604	$317,130,502

Other Information
Shares
Sold	3,400,000	6,600,000
Redeemed	(450,000)	(3,675,000)
Net increase (decrease)	2,950,000	2,925,000

Financial Highlights
Fidelity® Fundamental Large Cap Growth ETF

Years ended July 31,	2025	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$22.98	$17.94	$14.49	$21.16	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.04	(.01)	(.01)	(.03)	(.03)
Net realized and unrealized gain (loss)	4.79	5.05	3.46	(6.64)	1.19
Total from investment operations	4.83	5.04	3.45	(6.67)	1.16
Distributions from net investment income	(.03)	-	-	-	-
Total distributions	(.03)	-	-	-	-
Net asset value, end of period	$27.78	$22.98	$17.94	$14.49	$21.16
Total Return D,E,F	21.02%	28.10%	23.80%	(31.53)%	5.82%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.38%	.49%	.59%	.59%	.59% I
Expenses net of fee waivers, if any	.38%	.48%	.59%	.59%	.59% I
Expenses net of all reductions, if any	.38%	.48%	.59%	.59%	.59% I
Net investment income (loss)	.15%	(.05)%	(.07)%	(.19)%	(.33)% I
Supplemental Data
Net assets, end of period (000 omitted)	$465,242	$317,131	$195,099	$62,310	$39,679
Portfolio turnover rate J,K	52%	52%	78%	99%	49% L

AFor the period February 2, 2021 (commencement of operations) through July 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FBased on net asset value.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JPortfolio turnover rate excludes securities received or delivered in-kind.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LAmount not annualized.
Fidelity® Fundamental Large Cap Value ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
CANADA - 1.3%
Energy - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Canadian Natural Resources Ltd	3,176	100,534
Cenovus Energy Inc	2,205	33,562

TOTAL CANADA		134,096
FRANCE - 0.1%
Information Technology - 0.1%
IT Services - 0.1%
Capgemini SE	118	17,627
SPAIN - 0.6%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.6%
Cellnex Telecom SA (a)(b)	1,635	57,842
TAIWAN - 0.9%
Information Technology - 0.9%
Semiconductors & Semiconductor Equipment - 0.9%
Taiwan Semiconductor Manufacturing Co Ltd ADR	404	97,614
UNITED KINGDOM - 1.0%
Health Care - 1.0%
Pharmaceuticals - 1.0%
Astrazeneca PLC ADR	1,505	110,000
UNITED STATES - 95.8%
Communication Services - 6.5%
Diversified Telecommunication Services - 0.3%
Verizon Communications Inc	819	35,020
Entertainment - 0.4%
Walt Disney Co/The	367	43,713
Interactive Media & Services - 3.6%
Alphabet Inc Class A	1,959	375,933
Media - 2.2%
Comcast Corp Class A	6,138	203,966
Nexstar Media Group Inc	119	22,266
		226,232
TOTAL COMMUNICATION SERVICES		680,898

Consumer Discretionary - 6.4%
Broadline Retail - 0.5%
Amazon.com Inc (c)	234	54,782
Diversified Consumer Services - 0.3%
H&R Block Inc	548	29,778
Hotels, Restaurants & Leisure - 0.3%
Hilton Grand Vacations Inc (c)	816	36,573
Household Durables - 1.8%
Somnigroup International Inc	1,392	100,753
TopBuild Corp (c)	225	83,347
		184,100
Leisure Products - 0.3%
Hasbro Inc	458	34,423
Specialty Retail - 2.7%
Dick's Sporting Goods Inc	248	52,454
Lithia Motors Inc Class A	160	46,080
Lowe's Cos Inc	470	105,079
Signet Jewelers Ltd	519	41,053
Upbound Group Inc	1,487	30,684
		275,350
Textiles, Apparel & Luxury Goods - 0.5%
Tapestry Inc	531	57,364
TOTAL CONSUMER DISCRETIONARY		672,370

Consumer Staples - 7.6%
Beverages - 2.7%
Coca-Cola Co/The	1,509	102,446
Coca-Cola Consolidated Inc	110	12,293
Constellation Brands Inc Class A	349	58,297
Keurig Dr Pepper Inc	3,457	112,871
		285,907
Consumer Staples Distribution & Retail - 2.8%
BJ's Wholesale Club Holdings Inc (c)	440	46,596
US Foods Holding Corp (c)	3,003	250,240
		296,836
Food Products - 0.7%
Bunge Global SA	41	3,270
Darling Ingredients Inc (c)	933	30,211
Ingredion Inc	282	37,094
		70,575
Household Products - 0.6%
Procter & Gamble Co/The	436	65,605
Personal Care Products - 0.6%
Kenvue Inc	2,734	58,617
Tobacco - 0.2%
Philip Morris International Inc	144	23,623
TOTAL CONSUMER STAPLES		801,163

Energy - 7.6%
Oil, Gas & Consumable Fuels - 7.6%
Cheniere Energy Inc	124	29,249
Core Natural Resources Inc	194	14,319
Exxon Mobil Corp	3,768	420,660
Phillips 66	193	23,851
Shell PLC ADR	2,989	215,836
Targa Resources Corp	589	98,015
		801,930
Financials - 21.9%
Banks - 9.6%
Bank of America Corp	7,186	339,682
East West Bancorp Inc	158	15,839
First Citizens BancShares Inc/NC Class A	20	39,895
JPMorgan Chase & Co	303	89,761
M&T Bank Corp	266	50,194
PNC Financial Services Group Inc/The	262	49,851
US Bancorp	974	43,791
Wells Fargo & Co	4,601	370,979
		999,992
Capital Markets - 1.7%
Blackrock Inc	66	72,997
Charles Schwab Corp/The	404	39,482
State Street Corp	586	65,486
		177,965
Consumer Finance - 0.9%
OneMain Holdings Inc	1,222	70,619
SLM Corp	775	24,645
		95,264
Financial Services - 2.4%
Apollo Global Management Inc	1,185	172,205
Berkshire Hathaway Inc Class B (c)	138	65,119
PennyMac Financial Services Inc	172	16,020
		253,344
Insurance - 7.3%
American Financial Group Inc/OH	723	90,303
Chubb Ltd	259	68,904
Hartford Insurance Group Inc/The	2,480	308,487
The Travelers Companies, Inc.	1,107	288,086
		755,780
TOTAL FINANCIALS		2,282,345

Health Care - 9.8%
Biotechnology - 2.4%
AbbVie Inc	261	49,334
Gilead Sciences Inc	1,805	202,684
		252,018
Health Care Providers & Services - 3.4%
Acadia Healthcare Co Inc (c)	1,291	28,105
Cencora Inc	87	24,889
Cigna Group/The	495	132,353
CVS Health Corp	2,185	135,689
Molina Healthcare Inc (c)	215	33,942
		354,978
Pharmaceuticals - 4.0%
GSK PLC ADR	2,029	75,377
Johnson & Johnson	1,158	190,769
Merck & Co Inc	1,992	155,615
		421,761
TOTAL HEALTH CARE		1,028,757

Industrials - 12.8%
Aerospace & Defense - 3.6%
GE Aerospace	174	47,168
General Dynamics Corp	183	57,025
Lockheed Martin Corp	305	128,399
Northrop Grumman Corp	240	138,386
		370,978
Air Freight & Logistics - 0.7%
FedEx Corp	146	32,630
GXO Logistics Inc (c)	886	44,043
		76,673
Building Products - 1.5%
Builders FirstSource Inc (c)	483	61,404
Johnson Controls International plc	552	57,960
UFP Industries Inc	370	36,260
		155,624
Commercial Services & Supplies - 0.2%
Brink's Co/The	278	24,280
Electrical Equipment - 0.8%
Regal Rexnord Corp	521	79,650
Ground Transportation - 2.3%
Norfolk Southern Corp	283	78,675
Ryder System Inc	268	47,626
U-Haul Holding Co (c)	1,314	76,028
XPO Inc (c)	367	44,146
		246,475
Machinery - 2.8%
Allison Transmission Holdings Inc	863	77,730
CNH Industrial NV Class A	3,482	45,127
Gates Industrial Corp PLC (c)	2,261	56,073
Oshkosh Corp	230	29,102
Terex Corp	343	17,445
Westinghouse Air Brake Technologies Corp	356	68,370
		293,847
Trading Companies & Distributors - 0.9%
Herc Holdings Inc	100	11,681
Wesco International Inc	422	87,337
		99,018
TOTAL INDUSTRIALS		1,346,545

Information Technology - 9.9%
Communications Equipment - 4.0%
Ciena Corp (c)	126	11,698
Cisco Systems Inc	6,047	411,680
		423,378
Electronic Equipment, Instruments & Components - 0.6%
Arrow Electronics Inc (c)	287	33,292
TD SYNNEX Corp	231	33,354
		66,646
IT Services - 0.6%
Amdocs Ltd	681	58,130
Semiconductors & Semiconductor Equipment - 2.6%
First Solar Inc (c)	199	34,771
ON Semiconductor Corp (c)	1,522	85,780
QUALCOMM Inc	1,036	152,044
		272,595
Software - 1.7%
Gen Digital Inc	1,447	42,672
Salesforce Inc	533	137,690
		180,362
Technology Hardware, Storage & Peripherals - 0.4%
Western Digital Corp	471	37,062
TOTAL INFORMATION TECHNOLOGY		1,038,173

Materials - 4.3%
Chemicals - 1.1%
Corteva Inc	666	48,038
Westlake Corp	876	69,467
		117,505
Construction Materials - 1.4%
CRH PLC	1,511	144,226
Containers & Packaging - 1.2%
Crown Holdings Inc	155	15,401
International Paper Co	803	37,532
Smurfit WestRock PLC	1,626	72,162
		125,095
Metals & Mining - 0.6%
Reliance Inc	210	60,927
TOTAL MATERIALS		447,753

Real Estate - 4.9%
Health Care REITs - 2.0%
Welltower Inc	1,295	213,766
Industrial REITs - 1.5%
Prologis Inc	1,433	153,016
Residential REITs - 0.6%
Camden Property Trust	270	29,484
Sun Communities Inc	273	33,860
		63,344
Specialized REITs - 0.8%
American Tower Corp	72	15,003
Lamar Advertising Co Class A	206	25,184
Public Storage Operating Co	155	42,151
		82,338
TOTAL REAL ESTATE		512,464

Utilities - 4.1%
Electric Utilities - 2.4%
Constellation Energy Corp	268	93,221
Eversource Energy	916	60,548
PG&E Corp	6,897	96,696
		250,465
Gas Utilities - 0.3%
UGI Corp	934	33,791
Independent Power and Renewable Electricity Producers - 0.3%
AES Corp/The	2,570	33,795
Multi-Utilities - 1.1%
Sempra	1,437	117,374
TOTAL UTILITIES		435,425

TOTAL UNITED STATES		10,047,823
TOTAL COMMON STOCKS (Cost $9,786,957)		10,465,002

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $9,786,957)	10,465,002
NET OTHER ASSETS (LIABILITIES) - 0.3%	28,194
NET ASSETS - 100.0%	10,493,196

Legend

(a)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $57,842 or 0.6% of net assets.

(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $57,842 or 0.6% of net assets.

(c)	Non-income producing.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	1,550,698	1,550,698	2,672	-	-	-	-	0.0%
Total	-	1,550,698	1,550,698	2,672	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	738,740	738,740	-	-
Consumer Discretionary	672,370	672,370	-	-
Consumer Staples	801,163	801,163	-	-
Energy	936,026	936,026	-	-
Financials	2,282,345	2,282,345	-	-
Health Care	1,138,757	1,138,757	-	-
Industrials	1,346,545	1,346,545	-	-
Information Technology	1,153,414	1,153,414	-	-
Materials	447,753	447,753	-	-
Real Estate	512,464	512,464	-	-
Utilities	435,425	435,425	-	-

Total Investments in Securities:	10,465,002	10,465,002	-	-
Fidelity® Fundamental Large Cap Value ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,786,957)		$10,465,002
Cash		26,204
Dividends receivable		5,356
Total assets		10,496,562
Liabilities
Payable to custodian bank	$3
Accrued management fee	3,363
Total liabilities		3,366
Net Assets		$10,493,196
Net Assets consist of:
Paid in capital		$10,089,902
Total accumulated earnings (loss)		403,294
Net Assets		$10,493,196
Net Asset Value, offering price and redemption price per share ($10,493,196 ÷ 475,000 shares)		$22.09
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$159,906
Interest		119
Income from Fidelity Central Funds		2,672
Total income		162,697
Expenses
Management fee	$28,056
Independent trustees' fees and expenses	24
Total expenses before reductions	28,080
Expense reductions	(378)
Total expenses after reductions		27,702
Net Investment income (loss)		134,995
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	235,994
Unaffiliated issuers	(304,448)
Foreign currency transactions	(126)
Futures contracts	23,149
Total net realized gain (loss)		(45,431)
Change in net unrealized appreciation (depreciation) on investment securities		585,299
Net gain (loss)		539,868
Net increase (decrease) in net assets resulting from operations		$674,863
Statement of Changes in Net Assets

	Year ended July 31, 2025	For the period February 22, 2024 (commencement of operations) through July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$134,995	$10,339
Net realized gain (loss)	(45,431)	(404)
Change in net unrealized appreciation (depreciation)	585,299	92,746
Net increase (decrease) in net assets resulting from operations	674,863	102,681
Distributions to shareholders	(129,425)	(8,825)

Share transactions
Proceeds from sales of shares	11,085,197	1,507,655
Cost of shares redeemed	(2,738,950)	-

Net increase (decrease) in net assets resulting from share transactions	8,346,247	1,507,655
Total increase (decrease) in net assets	8,891,685	1,601,511

Net Assets
Beginning of period	1,601,511	-
End of period	$10,493,196	$1,601,511

Other Information
Shares
Sold	525,000	75,000
Redeemed	(125,000)	-
Net increase (decrease)	400,000	75,000

Financial Highlights
Fidelity® Fundamental Large Cap Value ETF

Years ended July 31,	2025	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$21.35	$20.13
Income from Investment Operations
Net investment income (loss) B,C	.40	.16
Net realized and unrealized gain (loss)	.72	1.19
Total from investment operations	1.12	1.35
Distributions from net investment income	(.38)	(.13)
Total distributions	(.38)	(.13)
Net asset value, end of period	$22.09	$21.35
Total Return D,E,F	5.30%	6.78%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.38%	.40% I,J
Expenses net of fee waivers, if any	.38%	.38% I,J
Expenses net of all reductions, if any	.38%	.38% I,J
Net investment income (loss)	1.83%	1.72% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$10,493	$1,602
Portfolio turnover rate K,L	44%	29% M

AFor the period February 22, 2024 (commencement of operations) through July 31, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FBased on net asset value.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IProxy expenses are not annualized.
JAnnualized.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
MAmount not annualized.
Fidelity® Fundamental Small-Mid Cap ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.0%
	Shares	Value ($)
CANADA - 2.3%
Consumer Discretionary - 0.4%
Textiles, Apparel & Luxury Goods - 0.4%
Gildan Activewear Inc (United States)	57,013	2,879,727
Health Care - 0.1%
Biotechnology - 0.1%
Xenon Pharmaceuticals Inc (a)	19,369	591,529
Real Estate - 1.1%
Real Estate Management & Development - 1.1%
Colliers International Group Inc Subordinate Voting Shares (United States)	52,885	7,970,298
Utilities - 0.7%
Gas Utilities - 0.7%
Brookfield Infrastructure Corp (United States)	129,424	5,052,713
TOTAL CANADA		16,494,267
ISRAEL - 0.5%
Information Technology - 0.5%
IT Services - 0.3%
Wix.com Ltd (a)	12,621	1,716,835
Software - 0.2%
Cellebrite DI Ltd (a)	107,256	1,499,439
TOTAL ISRAEL		3,216,274
JAPAN - 0.3%
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Allegro MicroSystems Inc (a)	62,656	1,968,025
NETHERLANDS - 0.3%
Health Care - 0.3%
Biotechnology - 0.3%
Argenx SE ADR (a)	965	646,867
Merus NV (a)	17,444	1,155,491

TOTAL NETHERLANDS		1,802,358
PUERTO RICO - 0.3%
Financials - 0.3%
Banks - 0.3%
First BanCorp/Puerto Rico	98,470	2,051,130
THAILAND - 1.3%
Information Technology - 1.3%
Electronic Equipment, Instruments & Components - 1.3%
Fabrinet (a)	29,419	9,523,813
UNITED KINGDOM - 2.0%
Energy - 1.7%
Energy Equipment & Services - 1.7%
TechnipFMC PLC	324,764	11,811,667
Industrials - 0.3%
Professional Services - 0.3%
WNS Holdings Ltd (a)	35,343	2,643,303
TOTAL UNITED KINGDOM		14,454,970
UNITED STATES - 92.0%
Communication Services - 0.8%
Media - 0.8%
Nexstar Media Group Inc	32,120	6,009,973
Consumer Discretionary - 11.8%
Automobile Components - 0.4%
Patrick Industries Inc	26,983	2,623,827
Diversified Consumer Services - 0.2%
Grand Canyon Education Inc (a)	11,305	1,906,362
Laureate Education Inc (a)	13,001	293,823
		2,200,185
Hotels, Restaurants & Leisure - 2.1%
Brinker International Inc (a)	42,618	6,716,597
Cheesecake Factory Inc/The	45,532	2,909,950
Dutch Bros Inc Class A (a)	47,428	2,811,058
Sportradar Holding AG Class A (a)	77,097	2,279,758
		14,717,363
Household Durables - 4.1%
Green Brick Partners Inc (a)	26,780	1,658,753
Installed Building Products Inc	13,236	2,677,510
KB Home	68,935	3,809,348
SharkNinja Inc (a)	69,411	8,058,617
Somnigroup International Inc	173,900	12,586,883
		28,791,111
Specialty Retail - 3.5%
Academy Sports & Outdoors Inc	7,279	369,700
Chewy Inc Class A (a)	93,742	3,440,331
Dick's Sporting Goods Inc	30,186	6,384,641
Lithia Motors Inc Class A	8,176	2,354,688
Murphy USA Inc	19,940	7,227,852
Signet Jewelers Ltd	45,692	3,614,237
Upbound Group Inc	69,125	1,426,394
		24,817,843
Textiles, Apparel & Luxury Goods - 1.5%
Capri Holdings Ltd (a)	110,535	2,010,632
Crocs Inc (a)	71,890	7,169,590
PVH Corp	24,074	1,767,512
		10,947,734
TOTAL CONSUMER DISCRETIONARY		84,098,063

Consumer Staples - 5.3%
Beverages - 0.3%
Primo Brands Corp Class A	71,135	1,964,037
Consumer Staples Distribution & Retail - 4.8%
Albertsons Cos Inc Class A	120,259	2,311,378
BJ's Wholesale Club Holdings Inc (a)	90,939	9,630,440
Performance Food Group Co (a)	107,064	10,749,226
US Foods Holding Corp (a)	137,706	11,475,041
		34,166,085
Food Products - 0.2%
Simply Good Foods Co/The (a)	57,602	1,754,557
TOTAL CONSUMER STAPLES		37,884,679

Energy - 2.5%
Energy Equipment & Services - 0.5%
Cactus Inc Class A	85,098	3,600,496
Oil, Gas & Consumable Fuels - 2.0%
Antero Resources Corp (a)	259,018	9,047,499
Cheniere Energy Inc	14,051	3,314,350
Chord Energy Corp	17,378	1,917,315
		14,279,164
TOTAL ENERGY		17,879,660

Financials - 17.4%
Banks - 6.5%
BOK Financial Corp	32,015	3,250,483
Cadence Bank	17,357	604,891
East West Bancorp Inc	52,070	5,220,018
Eastern Bankshares Inc	209,030	3,229,514
First Citizens BancShares Inc/NC Class A	2,498	4,982,910
KeyCorp	122,677	2,198,372
M&T Bank Corp	12,033	2,270,627
Old National Bancorp/IN	130,198	2,748,480
Pinnacle Financial Partners Inc	52,905	4,649,820
Synovus Financial Corp	141,085	6,664,855
TriCo Bancshares	26,612	1,094,285
Webster Financial Corp	86,887	5,009,036
Wintrust Financial Corp	34,004	4,351,832
		46,275,123
Capital Markets - 3.3%
Houlihan Lokey Inc Class A	32,871	6,267,185
Lazard Inc	102,061	5,305,131
Raymond James Financial Inc	29,815	4,982,981
Stifel Financial Corp	57,350	6,544,782
		23,100,079
Consumer Finance - 2.0%
FirstCash Holdings Inc	60,647	8,083,639
SLM Corp	182,949	5,817,778
		13,901,417
Financial Services - 0.3%
HA Sustainable Infrastructure Capital Inc	89,987	2,336,962
Insurance - 5.3%
American Financial Group Inc/OH	20,981	2,620,527
Assurant Inc	26,114	4,891,152
Axis Capital Holdings Ltd	27,402	2,571,404
Baldwin Insurance Group Inc/The Class A (a)	35,721	1,315,961
First American Financial Corp	86,571	5,198,589
Old Republic International Corp	207,261	7,496,630
Primerica Inc	25,482	6,768,784
Reinsurance Group of America Inc	36,857	7,093,130
		37,956,177
TOTAL FINANCIALS		123,569,758

Health Care - 9.0%
Biotechnology - 3.2%
Arcellx Inc (a)	17,681	1,262,247
Astria Therapeutics Inc (a)	7,954	55,041
Celldex Therapeutics Inc (a)	36,084	793,126
CG oncology Inc (a)	31,344	836,571
Cogent Biosciences Inc (a)	70,152	801,136
Crinetics Pharmaceuticals Inc (a)	26,127	746,971
Cytokinetics Inc (a)	27,146	1,021,775
Day One Biopharmaceuticals Inc (a)	71,442	479,376
Disc Medicine Inc (a)	14,275	853,074
Exact Sciences Corp (a)	31,766	1,491,414
Insmed Inc (a)	26,745	2,869,204
Madrigal Pharmaceuticals Inc (a)	5,227	1,581,220
MoonLake Immunotherapeutics Class A (a)	1,299	65,522
Nurix Therapeutics Inc (a)	44,338	499,246
Nuvalent Inc Class A (a)	12,112	948,975
Perspective Therapeutics Inc (a)	121,773	467,608
Rezolute Inc (a)	161,940	963,543
Rhythm Pharmaceuticals Inc (a)	18,152	1,547,095
Soleno Therapeutics Inc (a)	17,812	1,540,204
Stoke Therapeutics Inc (a)	93,808	1,205,433
Upstream Bio Inc	69,595	1,065,499
Vaxcyte Inc (a)	21,588	732,913
Vericel Corp (a)	19,631	685,907
Viridian Therapeutics Inc (a)	4,248	74,425
		22,587,525
Health Care Equipment & Supplies - 2.0%
Ceribell Inc	62,027	893,189
Insulet Corp (a)	19,330	5,574,772
Lantheus Holdings Inc (a)	37,829	2,693,047
Masimo Corp (a)	2,779	427,382
Penumbra Inc (a)	13,765	3,472,497
TransMedics Group Inc (a)	8,488	1,009,817
		14,070,704
Health Care Providers & Services - 2.5%
Acadia Healthcare Co Inc (a)	90,827	1,977,304
BrightSpring Health Services Inc (a)	168,783	3,485,369
Molina Healthcare Inc (a)	12,097	1,909,753
Tenet Healthcare Corp (a)	16,636	2,683,054
Universal Health Services Inc Class B	45,416	7,559,493
		17,614,973
Health Care Technology - 0.6%
Doximity Inc Class A (a)	68,016	3,995,940
Life Sciences Tools & Services - 0.2%
ICON PLC (a)	3,581	605,869
Repligen Corp (a)	10,739	1,257,215
		1,863,084
Pharmaceuticals - 0.5%
Elanco Animal Health Inc (a)	119,756	1,638,262
Enliven Therapeutics Inc (a)	36,596	688,371
Prestige Consumer Healthcare Inc (a)	15,836	1,171,072
Structure Therapeutics Inc ADR (a)	818	14,560
		3,512,265
TOTAL HEALTH CARE		63,644,491

Industrials - 23.4%
Aerospace & Defense - 0.5%
ATI Inc (a)	47,408	3,647,572
Building Products - 2.0%
AZZ Inc	29,637	3,245,252
Builders FirstSource Inc (a)	17,451	2,218,546
Masterbrand Inc (a)	165,167	1,821,791
Tecnoglass Inc	92,962	7,253,825
		14,539,414
Commercial Services & Supplies - 1.2%
Brady Corp Class A	48,787	3,442,899
Brink's Co/The	34,601	3,022,051
GFL Environmental Inc Subordinate Voting Shares (United States)	47,606	2,396,486
		8,861,436
Construction & Engineering - 6.6%
AECOM	46,343	5,224,710
Comfort Systems USA Inc	9,038	6,356,425
Construction Partners Inc Class A (a)	65,580	6,613,743
EMCOR Group Inc	12,813	8,040,029
Granite Construction Inc	31,688	2,993,565
IES Holdings Inc (a)	31,830	11,238,219
Sterling Infrastructure Inc (a)	21,486	5,749,439
		46,216,130
Electrical Equipment - 0.9%
Acuity Inc	20,932	6,517,178
Ground Transportation - 0.6%
XPO Inc (a)	35,889	4,317,088
Machinery - 6.6%
Allison Transmission Holdings Inc	8,394	756,048
Atmus Filtration Technologies Inc	59,695	2,322,732
Blue Bird Corp (a)	7,103	318,143
Crane Co	46,908	9,183,179
Gates Industrial Corp PLC (a)	203,619	5,049,751
ITT Inc	57,308	9,740,068
RBC Bearings Inc (a)	12,562	4,865,765
REV Group Inc	6,712	332,580
SPX Technologies Inc (a)	51,113	9,322,500
Terex Corp	86,059	4,376,961
		46,267,727
Professional Services - 3.3%
ExlService Holdings Inc (a)	138,105	5,997,900
Genpact Ltd	179,845	7,922,173
KBR Inc	143,134	6,690,083
Kforce Inc	21,918	763,842
Maximus Inc	26,685	1,970,954
		23,344,952
Trading Companies & Distributors - 1.7%
Core & Main Inc Class A (a)	78,490	4,995,104
DXP Enterprises Inc/TX (a)	36,735	4,160,606
Rush Enterprises Inc Class A	48,640	2,633,369
		11,789,079
TOTAL INDUSTRIALS		165,500,576

Information Technology - 10.8%
Communications Equipment - 1.0%
Ciena Corp (a)	9,522	884,022
Lumentum Holdings Inc (a)	57,443	6,323,326
		7,207,348
Electronic Equipment, Instruments & Components - 5.7%
Advanced Energy Industries Inc	40,844	5,674,048
Belden Inc	27,385	3,386,155
Coherent Corp (a)	41,213	4,434,519
Crane NXT Co	6,777	402,147
Insight Enterprises Inc (a)	44,081	5,227,125
OSI Systems Inc (a)	12,735	2,814,562
Sanmina Corp (a)	43,145	5,006,546
TD SYNNEX Corp	55,438	8,004,694
Vontier Corp	126,794	5,258,147
		40,207,943
IT Services - 1.6%
Amdocs Ltd	77,558	6,620,351
Kyndryl Holdings Inc (a)	121,366	4,583,994
		11,204,345
Semiconductors & Semiconductor Equipment - 0.6%
MACOM Technology Solutions Holdings Inc (a)	35,632	4,886,572
Software - 0.7%
Monday.com Ltd (a)	11,059	2,900,665
nCino Inc (a)	73,628	2,056,062
		4,956,727
Technology Hardware, Storage & Peripherals - 1.2%
Seagate Technology Holdings PLC	52,765	8,284,633
TOTAL INFORMATION TECHNOLOGY		76,747,568

Materials - 5.3%
Chemicals - 1.1%
Axalta Coating Systems Ltd (a)	84,423	2,390,859
Element Solutions Inc	145,518	3,434,226
Minerals Technologies Inc	37,769	2,196,267
		8,021,352
Construction Materials - 1.7%
Eagle Materials Inc	41,546	9,318,352
James Hardie Industries PLC ADR (a)	95,938	2,488,632
		11,806,984
Containers & Packaging - 0.9%
Graphic Packaging Holding CO	177,618	3,971,539
International Paper Co	56,142	2,624,077
		6,595,616
Metals & Mining - 1.1%
Carpenter Technology Corp	19,117	4,767,589
Commercial Metals Co	50,934	2,641,437
Constellium SE (a)	5,364	73,540
		7,482,566
Paper & Forest Products - 0.5%
Louisiana-Pacific Corp	41,946	3,792,337
TOTAL MATERIALS		37,698,855

Real Estate - 4.2%
Diversified REITs - 0.5%
Essential Properties Realty Trust Inc	116,712	3,558,549
Health Care REITs - 1.5%
CareTrust REIT Inc	154,158	4,902,224
Ventas Inc	88,787	5,964,711
		10,866,935
Real Estate Management & Development - 1.7%
Compass Inc Class A (a)	487,879	3,873,759
Jones Lang LaSalle Inc (a)	28,731	7,767,713
		11,641,472
Specialized REITs - 0.5%
Outfront Media Inc	209,890	3,679,372
TOTAL REAL ESTATE		29,746,328

Utilities - 1.5%
Electric Utilities - 0.5%
PG&E Corp	266,031	3,729,755
Gas Utilities - 0.6%
UGI Corp	106,064	3,837,396
Independent Power and Renewable Electricity Producers - 0.4%
AES Corp/The	225,229	2,961,760
TOTAL UTILITIES		10,528,911

TOTAL UNITED STATES		653,308,862
TOTAL COMMON STOCKS (Cost $670,519,442)		702,819,699

Money Market Funds - 1.1%
	Yield (%)	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class (b) (Cost $7,869,752)	4.18	7,869,752	7,869,752

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $678,389,194)	710,689,451
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(363,314)
NET ASSETS - 100.0%	710,326,137

Legend

(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	6,009,973	6,009,973	-	-
Consumer Discretionary	86,977,790	86,977,790	-	-
Consumer Staples	37,884,679	37,884,679	-	-
Energy	29,691,327	29,691,327	-	-
Financials	125,620,888	125,620,888	-	-
Health Care	66,038,378	66,038,378	-	-
Industrials	168,143,879	168,143,879	-	-
Information Technology	91,455,680	91,455,680	-	-
Materials	37,698,855	37,698,855	-	-
Real Estate	37,716,626	37,716,626	-	-
Utilities	15,581,624	15,581,624	-	-

Money Market Funds	7,869,752	7,869,752	-	-
Total Investments in Securities:	710,689,451	710,689,451	-	-
Fidelity® Fundamental Small-Mid Cap ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $678,389,194)		$710,689,451
Dividends receivable		42,945
Total assets		710,732,396
Liabilities
Payable for investments purchased	$152,564
Accrued management fee	253,695
Total liabilities		406,259
Net Assets		$710,326,137
Net Assets consist of:
Paid in capital		$716,932,516
Total accumulated earnings (loss)		(6,606,379)
Net Assets		$710,326,137
Net Asset Value, offering price and redemption price per share ($710,326,137 ÷ 25,725,000 shares)		$27.61
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$4,742,468
Interest		61
Total income		4,742,529
Expenses
Management fee	$1,927,243
Independent trustees' fees and expenses	1,347
Miscellaneous	248
Total expenses before reductions	1,928,838
Expense reductions	(948)
Total expenses after reductions		1,927,890
Net Investment income (loss)		2,814,639
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	10,298,750
Unaffiliated issuers	(34,908,003)
Foreign currency transactions	(8)
Futures contracts	23,581
Total net realized gain (loss)		(24,585,680)
Change in net unrealized appreciation (depreciation) on investment securities		18,031,139
Net gain (loss)		(6,554,541)
Net increase (decrease) in net assets resulting from operations		$(3,739,902)
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,814,639	$271,332
Net realized gain (loss)	(24,585,680)	645,807
Change in net unrealized appreciation (depreciation)	18,031,139	9,368,604
Net increase (decrease) in net assets resulting from operations	(3,739,902)	10,285,743
Distributions to shareholders	(2,973,325)	(285,300)

Share transactions
Proceeds from sales of shares	848,553,898	32,802,983
Cost of shares redeemed	(207,076,628)	(2,389,869)

Net increase (decrease) in net assets resulting from share transactions	641,477,270	30,413,114
Total increase (decrease) in net assets	634,764,043	40,413,557

Net Assets
Beginning of period	75,562,094	35,148,537
End of period	$710,326,137	$75,562,094

Other Information
Shares
Sold	31,425,000	1,350,000
Redeemed	(8,500,000)	(100,000)
Net increase (decrease)	22,925,000	1,250,000

Financial Highlights
Fidelity® Fundamental Small-Mid Cap ETF

Years ended July 31,	2025	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$26.99	$22.68	$20.94	$22.84	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.17	.13	.12	.10	.03
Net realized and unrealized gain (loss)	.64 D	4.32	1.76	(1.89)	2.84
Total from investment operations	.81	4.45	1.88	(1.79)	2.87
Distributions from net investment income	(.19)	(.14)	(.14)	(.11)	(.03)
Total distributions	(.19)	(.14)	(.14)	(.11)	(.03)
Net asset value, end of period	$27.61	$26.99	$22.68	$20.94	$22.84
Total Return E,F,G	3.05%	19.70%	9.02%	(7.88)%	14.36%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.43%	.52%	.60%	.62%	.64% J
Expenses net of fee waivers, if any	.43%	.51%	.60%	.62%	.64% J
Expenses net of all reductions, if any	.43%	.51%	.60%	.62%	.63% J
Net investment income (loss)	.63%	.55%	.59%	.45%	.22% J
Supplemental Data
Net assets, end of period (000 omitted)	$710,326	$75,562	$35,149	$27,747	$24,558
Portfolio turnover rate K,L	66%	38%	38%	42%	37% M

AFor the period February 2, 2021 (commencement of operations) through July 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GBased on net asset value.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
MAmount not annualized.
Fidelity® Magellan℠ ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.3%
	Shares	Value ($)
BRAZIL - 1.2%
Consumer Discretionary - 1.2%
Broadline Retail - 1.2%
MercadoLibre Inc (a)	1,409	3,344,811
CANADA - 1.2%
Information Technology - 1.2%
Software - 1.2%
Constellation Software Inc/Canada	964	3,325,772
TAIWAN - 1.5%
Information Technology - 1.5%
Semiconductors & Semiconductor Equipment - 1.5%
Taiwan Semiconductor Manufacturing Co Ltd ADR	16,977	4,101,983
UNITED STATES - 95.4%
Communication Services - 8.2%
Entertainment - 3.4%
Netflix Inc (a)	5,332	6,181,921
Spotify Technology SA (a)	4,810	3,013,657
		9,195,578
Interactive Media & Services - 4.8%
Meta Platforms Inc Class A	17,113	13,235,879
TOTAL COMMUNICATION SERVICES		22,431,457

Consumer Discretionary - 11.0%
Broadline Retail - 5.8%
Amazon.com Inc (a)	67,935	15,904,263
Hotels, Restaurants & Leisure - 2.7%
Hilton Worldwide Holdings Inc	15,257	4,090,097
Marriott International Inc/MD Class A1	12,508	3,299,985
		7,390,082
Specialty Retail - 2.5%
AutoZone Inc (a)	840	3,165,439
O'Reilly Automotive Inc (a)	36,859	3,623,977
		6,789,416
TOTAL CONSUMER DISCRETIONARY		30,083,761

Consumer Staples - 1.7%
Consumer Staples Distribution & Retail - 1.7%
Costco Wholesale Corp	5,018	4,715,114
Financials - 16.0%
Capital Markets - 7.1%
Ares Management Corp Class A	21,027	3,901,139
CME Group Inc Class A	13,356	3,716,707
KKR & Co Inc Class A	26,353	3,862,823
Moody's Corp	7,222	3,724,602
S&P Global Inc	7,526	4,147,579
		19,352,850
Financial Services - 4.2%
Mastercard Inc Class A	9,891	5,602,955
Visa Inc Class A	17,747	6,131,056
		11,734,011
Insurance - 4.7%
Arthur J Gallagher & Co	10,912	3,134,472
Brown & Brown Inc	30,848	2,818,582
Marsh & McLennan Cos Inc	16,426	3,272,059
Progressive Corp/The	14,676	3,552,179
		12,777,292
TOTAL FINANCIALS		43,864,153

Health Care - 1.3%
Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp (a)	35,128	3,685,629
Industrials - 18.2%
Aerospace & Defense - 4.8%
GE Aerospace	19,152	5,191,724
HEICO Corp Class A	15,530	4,008,138
TransDigm Group Inc	2,395	3,852,262
		13,052,124
Building Products - 1.8%
Trane Technologies PLC	11,246	4,926,648
Commercial Services & Supplies - 3.4%
Cintas Corp	15,096	3,359,615
Republic Services Inc	12,430	2,866,979
Waste Connections Inc (United States)	16,557	3,090,695
		9,317,289
Construction & Engineering - 1.8%
Quanta Services Inc	11,860	4,816,702
Electrical Equipment - 1.9%
Eaton Corp PLC	13,828	5,319,908
Machinery - 1.2%
Westinghouse Air Brake Technologies Corp	16,611	3,190,143
Professional Services - 1.0%
Verisk Analytics Inc	9,873	2,751,703
Trading Companies & Distributors - 2.3%
United Rentals Inc	3,761	3,320,738
Watsco Inc	6,623	2,986,178
		6,306,916
TOTAL INDUSTRIALS		49,681,433

Information Technology - 36.2%
Communications Equipment - 3.0%
Arista Networks Inc	32,619	4,019,313
Motorola Solutions Inc	9,670	4,244,937
		8,264,250
Electronic Equipment, Instruments & Components - 2.2%
Amphenol Corp Class A	56,410	6,008,229
Semiconductors & Semiconductor Equipment - 15.4%
Broadcom Inc	42,744	12,553,913
KLA Corp	4,008	3,523,152
NVIDIA Corp	145,090	25,807,158
		41,884,223
Software - 15.6%
Cadence Design Systems Inc (a)	14,764	5,382,511
Microsoft Corp	46,023	24,553,271
Palo Alto Networks Inc (a)	19,431	3,373,221
Servicenow Inc (a)	4,080	3,847,930
Synopsys Inc (a)	8,495	5,381,328
		42,538,261
TOTAL INFORMATION TECHNOLOGY		98,694,963

Materials - 2.8%
Chemicals - 1.5%
Linde PLC	8,660	3,985,852
Construction Materials - 1.3%
Martin Marietta Materials Inc	6,399	3,678,657
TOTAL MATERIALS		7,664,509

TOTAL UNITED STATES		260,821,019
TOTAL COMMON STOCKS (Cost $212,659,464)		271,593,585

Money Market Funds - 0.7%
	Yield (%)	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class (b) (Cost $2,043,406)	4.18	2,043,406	2,043,406

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $214,702,870)	273,636,991
NET OTHER ASSETS (LIABILITIES) - 0.0%	18,733
NET ASSETS - 100.0%	273,655,724

Legend

(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	22,431,457	22,431,457	-	-
Consumer Discretionary	33,428,572	33,428,572	-	-
Consumer Staples	4,715,114	4,715,114	-	-
Financials	43,864,153	43,864,153	-	-
Health Care	3,685,629	3,685,629	-	-
Industrials	49,681,433	49,681,433	-	-
Information Technology	106,122,718	106,122,718	-	-
Materials	7,664,509	7,664,509	-	-

Money Market Funds	2,043,406	2,043,406	-	-
Total Investments in Securities:	273,636,991	273,636,991	-	-
Fidelity® Magellan℠ ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $214,702,870)		$273,636,991
Receivable for investments sold		395,998
Dividends receivable		23,352
Total assets		274,056,341
Liabilities
Payable for investments purchased	$275,986
Accrued management fee	124,631
Total liabilities		400,617
Net Assets		$273,655,724
Net Assets consist of:
Paid in capital		$228,030,158
Total accumulated earnings (loss)		45,625,566
Net Assets		$273,655,724
Net Asset Value, offering price and redemption price per share ($273,655,724 ÷ 7,800,000 shares)		$35.08
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$1,164,249
Interest		15
Total income		1,164,264
Expenses
Management fee	$1,091,085
Independent trustees' fees and expenses	661
Miscellaneous	182
Total expenses before reductions	1,091,928
Expense reductions	(165)
Total expenses after reductions		1,091,763
Net Investment income (loss)		72,501
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	6,411,182
Unaffiliated issuers	(5,255,164)
Foreign currency transactions	(996)
Futures contracts	(2,859)
Total net realized gain (loss)		1,152,163
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	33,078,170
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		33,078,168
Net gain (loss)		34,230,331
Net increase (decrease) in net assets resulting from operations		$34,302,832
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$72,501	$121,357
Net realized gain (loss)	1,152,163	2,643,444
Change in net unrealized appreciation (depreciation)	33,078,168	16,965,602
Net increase (decrease) in net assets resulting from operations	34,302,832	19,730,403
Distributions to shareholders	(163,125)	(148,775)

Share transactions
Proceeds from sales of shares	142,802,299	54,131,752
Cost of shares redeemed	(19,109,072)	(8,165,446)

Net increase (decrease) in net assets resulting from share transactions	123,693,227	45,966,306
Total increase (decrease) in net assets	157,832,934	65,547,934

Net Assets
Beginning of period	115,822,790	50,274,856
End of period	$273,655,724	$115,822,790

Other Information
Shares
Sold	4,525,000	2,000,000
Redeemed	(650,000)	(325,000)
Net increase (decrease)	3,875,000	1,675,000

Financial Highlights
Fidelity® Magellan℠ ETF

Years ended July 31,	2025	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$29.51	$22.34	$20.91	$23.12	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.01	.04	.06	.01	- D
Net realized and unrealized gain (loss)	5.59	7.19	1.44	(2.20)	3.13
Total from investment operations	5.60	7.23	1.50	(2.19)	3.13
Distributions from net investment income	(.03)	(.06)	(.07)	(.02)	(.01)
Total distributions	(.03)	(.06)	(.07)	(.02)	(.01)
Net asset value, end of period	$35.08	$29.51	$22.34	$20.91	$23.12
Total Return E,F,G	19.02%	32.40%	7.21%	(9.50)%	15.65%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.59%	.60%	.59%	.59%	.59% J
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59%	.59% J
Expenses net of all reductions, if any	.59%	.59%	.59%	.59%	.59% J
Net investment income (loss)	.04%	.17%	.30%	.05%	.01% J
Supplemental Data
Net assets, end of period (000 omitted)	$273,656	$115,823	$50,275	$46,527	$35,842
Portfolio turnover rate K,L	70%	62%	89%	68%	41% M

AFor the period February 2, 2021 (commencement of operations) through July 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DAmount represents less than $.005 per share.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GBased on net asset value.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
MAmount not annualized.
Fidelity® Real Estate Investment ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
UNITED STATES - 99.7%
Real Estate - 99.7%
Health Care REITs - 11.3%
Ventas Inc	8,434	566,596
Welltower Inc	6,945	1,146,411
		1,713,007
Industrial REITs - 15.4%
Americold Realty Trust Inc	19,767	317,853
Prologis Inc	12,949	1,382,695
STAG Industrial Inc Class A	11,931	409,591
Terreno Realty Corp	3,967	220,129
		2,330,268
Real Estate Management & Development - 8.5%
CBRE Group Inc Class A (a)	3,848	599,288
Compass Inc Class A (a)	20,938	166,248
CoStar Group Inc (a)	1,927	183,431
Jones Lang LaSalle Inc (a)	668	180,600
Zillow Group Inc Class C (a)	1,965	156,316
		1,285,883
Residential REITs - 14.0%
American Homes 4 Rent Class A	8,738	303,121
Camden Property Trust	1,881	205,405
Elme Communities	2,258	34,051
Equity LifeStyle Properties Inc	149	8,927
Equity Residential	7,203	455,230
Invitation Homes Inc	7,615	233,400
Mid-America Apartment Communities Inc	544	77,482
Sun Communities Inc	1,591	197,332
UDR Inc	15,382	604,359
		2,119,307
Retail REITs - 15.5%
Acadia Realty Trust	3,410	63,835
Curbline Properties Corp	1,340	29,613
FrontView REIT Inc	2,681	31,555
InvenTrust Properties Corp	1,982	54,644
Kimco Realty Corp	32,542	690,867
Macerich Co/The	8,863	148,101
NNN REIT Inc	15,552	641,676
Phillips Edison & Co Inc	3,601	121,678
Regency Centers Corp	2,419	172,717
SITE Centers Corp	3,456	37,221
Tanger Inc	3,399	102,038
Urban Edge Properties	12,890	254,191
		2,348,136
Specialized REITs - 35.0%
American Tower Corp	7,084	1,476,235
CubeSmart	3,473	135,134
Digital Realty Trust Inc	3,618	638,360
Equinix Inc	1,446	1,135,356
Extra Space Storage Inc	668	89,752
Four Corners Property Trust Inc	5,794	146,241
Iron Mountain Inc	4,543	442,306
Lamar Advertising Co Class A	1,722	210,515
Public Storage Operating Co	2,198	597,724
SBA Communications Corp Class A	1,375	308,990
Weyerhaeuser Co	4,848	121,442
		5,302,055
TOTAL REAL ESTATE		15,098,656

TOTAL COMMON STOCKS (Cost $14,771,198)		15,098,656

Money Market Funds - 0.3%
	Yield (%)	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class (b) (Cost $47,709)	4.18	47,709	47,709

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $14,818,907)	15,146,365
NET OTHER ASSETS (LIABILITIES) - 0.0%	7,257
NET ASSETS - 100.0%	15,153,622

Legend

(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Real Estate	15,098,656	15,098,656	-	-

Money Market Funds	47,709	47,709	-	-
Total Investments in Securities:	15,146,365	15,146,365	-	-
Fidelity® Real Estate Investment ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $14,818,907)		$15,146,365
Dividends receivable		12,176
Other receivables		4,077
Total assets		15,162,618
Liabilities
Accrued management fee	$7,284
Other payables and accrued expenses	1,712
Total liabilities		8,996
Net Assets		$15,153,622
Net Assets consist of:
Paid in capital		$17,076,896
Total accumulated earnings (loss)		(1,923,274)
Net Assets		$15,153,622
Net Asset Value, offering price and redemption price per share ($15,153,622 ÷ 675,000 shares)		$22.45
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$430,258
Expenses
Management fee	$86,955
Independent trustees' fees and expenses	58
Miscellaneous	3
Total expenses before reductions	87,016
Expense reductions	(45)
Total expenses after reductions		86,971
Net Investment income (loss)		343,287
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	243,146
Unaffiliated issuers	(193,441)
Total net realized gain (loss)		49,705
Change in net unrealized appreciation (depreciation) on investment securities		(131,475)
Net gain (loss)		(81,770)
Net increase (decrease) in net assets resulting from operations		$261,517
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$343,287	$330,030
Net realized gain (loss)	49,705	(911,204)
Change in net unrealized appreciation (depreciation)	(131,475)	1,728,386
Net increase (decrease) in net assets resulting from operations	261,517	1,147,212
Distributions to shareholders	(378,850)	(379,650)

Share transactions
Proceeds from sales of shares	4,611,356	26
Cost of shares redeemed	(2,192,351)	(3,049,792)

Net increase (decrease) in net assets resulting from share transactions	2,419,005	(3,049,766)
Total increase (decrease) in net assets	2,301,672	(2,282,204)

Net Assets
Beginning of period	12,851,950	15,134,154
End of period	$15,153,622	$12,851,950

Other Information
Shares
Sold	200,000	-
Redeemed	(100,000)	(150,000)
Net increase (decrease)	100,000	(150,000)

Financial Highlights
Fidelity® Real Estate Investment ETF

Years ended July 31,	2025	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$22.35	$20.87	$23.83	$24.79	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.53	.52	.52	.39	.21
Net realized and unrealized gain (loss)	.15 D	1.56	(2.91)	(.80)	4.79
Total from investment operations	.68	2.08	(2.39)	(.41)	5.00
Distributions from net investment income	(.58)	(.60)	(.57)	(.55)	(.21)
Total distributions	(.58)	(.60)	(.57)	(.55)	(.21)
Net asset value, end of period	$22.45	$22.35	$20.87	$23.83	$24.79
Total Return E,F,G	3.02%	10.20%	(9.93)%	(1.68)%	25.17%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.59%	.61%	.59%	.59%	.59% J
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59%	.59% J
Expenses net of all reductions, if any	.59%	.59%	.59%	.59%	.58% J
Net investment income (loss)	2.32%	2.54%	2.49%	1.58%	1.80% J
Supplemental Data
Net assets, end of period (000 omitted)	$15,154	$12,852	$15,134	$20,257	$16,735
Portfolio turnover rate K,L	38%	45%	33%	24%	23% M

AFor the period February 2, 2021 (commencement of operations) through July 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GBased on net asset value.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
MAmount not annualized.
Fidelity® Sustainable U.S. Equity ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($)
BRAZIL - 0.6%
Materials - 0.6%
Metals & Mining - 0.6%
Wheaton Precious Metals Corp	1,117	102,155
CANADA - 1.7%
Consumer Staples - 0.5%
Consumer Staples Distribution & Retail - 0.5%
Alimentation Couche-Tard Inc	1,749	90,883
Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Cameco Corp (United States)	1,327	99,433
Materials - 0.6%
Metals & Mining - 0.6%
Franco-Nevada Corp	597	95,099
TOTAL CANADA		285,415
INDIA - 0.7%
Financials - 0.7%
Banks - 0.7%
HDFC Bank Ltd/Gandhinagar ADR	1,472	113,005
NETHERLANDS - 0.9%
Information Technology - 0.9%
Semiconductors & Semiconductor Equipment - 0.9%
ASML Holding NV depository receipt	87	60,439
NXP Semiconductors NV	432	92,349

TOTAL NETHERLANDS		152,788
TAIWAN - 1.6%
Information Technology - 1.6%
Semiconductors & Semiconductor Equipment - 1.6%
Taiwan Semiconductor Manufacturing Co Ltd ADR	1,098	265,299
UNITED KINGDOM - 0.8%
Health Care - 0.6%
Pharmaceuticals - 0.6%
Astrazeneca PLC ADR	1,298	94,871
Industrials - 0.2%
Professional Services - 0.2%
RELX PLC ADR	866	44,937
TOTAL UNITED KINGDOM		139,808
UNITED STATES - 93.2%
Communication Services - 12.7%
Entertainment - 3.3%
Netflix Inc (a)	287	332,748
Spotify Technology SA (a)	123	77,064
Walt Disney Co/The	1,208	143,885
		553,697
Interactive Media & Services - 8.3%
Alphabet Inc Class A	3,366	645,935
Meta Platforms Inc Class A	938	725,487
		1,371,422
Media - 1.0%
Charter Communications Inc Class A (a)	239	64,377
Magnite Inc (a)	4,463	102,694
		167,071
Wireless Telecommunication Services - 0.1%
T-Mobile US Inc	74	17,642
TOTAL COMMUNICATION SERVICES		2,109,832

Consumer Discretionary - 10.6%
Broadline Retail - 5.2%
Amazon.com Inc (a)	3,697	865,505
Hotels, Restaurants & Leisure - 2.4%
Chipotle Mexican Grill Inc (a)	1,465	62,819
DraftKings Inc Class A (a)	1,375	61,930
Hilton Worldwide Holdings Inc	623	167,014
Starbucks Corp	880	78,461
Viking Holdings Ltd (a)	443	26,013
		396,237
Household Durables - 1.3%
DR Horton Inc	728	103,988
PulteGroup Inc	704	79,496
Somnigroup International Inc	499	36,117
		219,601
Specialty Retail - 1.3%
Lowe's Cos Inc	396	88,534
TJX Cos Inc/The	974	121,292
		209,826
Textiles, Apparel & Luxury Goods - 0.4%
NIKE Inc Class B	1,040	77,677
TOTAL CONSUMER DISCRETIONARY		1,768,846

Consumer Staples - 4.2%
Beverages - 2.0%
Coca-Cola Co/The	3,403	231,030
Keurig Dr Pepper Inc	2,871	93,738
		324,768
Consumer Staples Distribution & Retail - 0.5%
Kroger Co/The	1,335	93,584
Household Products - 1.1%
Procter & Gamble Co/The	1,173	176,501
Personal Care Products - 0.6%
Estee Lauder Cos Inc/The Class A	1,162	108,461
TOTAL CONSUMER STAPLES		703,314

Energy - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Antero Resources Corp (a)	1,351	47,190
Centrus Energy Corp Class A (a)	262	56,435
Cheniere Energy Inc	443	104,495
		208,120
Financials - 10.5%
Banks - 4.9%
Bank of America Corp	3,583	169,368
JPMorgan Chase & Co	1,361	403,183
Wells Fargo & Co	3,049	245,841
		818,392
Capital Markets - 1.1%
Bank of New York Mellon Corp/The	1,136	115,247
Blue Owl Capital Inc Class A	2,414	46,711
Charles Schwab Corp/The	131	12,803
		174,761
Financial Services - 2.4%
Apollo Global Management Inc	754	109,571
Mastercard Inc Class A	513	290,599
		400,170
Insurance - 2.1%
Arthur J Gallagher & Co	598	171,776
Chubb Ltd	658	175,054
		346,830
TOTAL FINANCIALS		1,740,153

Health Care - 10.5%
Biotechnology - 1.9%
Alnylam Pharmaceuticals Inc (a)	360	141,207
Gilead Sciences Inc	1,139	127,898
Legend Biotech Corp ADR (a)	1,056	41,258
		310,363
Health Care Equipment & Supplies - 2.8%
Boston Scientific Corp (a)	2,863	300,386
TransMedics Group Inc (a)	1,348	160,372
		460,758
Health Care Providers & Services - 0.2%
UnitedHealth Group Inc	183	45,668
Health Care Technology - 1.4%
Doximity Inc Class A (a)	2,311	135,772
Veeva Systems Inc Class A (a)	342	97,196
		232,968
Life Sciences Tools & Services - 1.6%
Danaher Corp	598	117,902
Thermo Fisher Scientific Inc	316	147,787
		265,689
Pharmaceuticals - 2.6%
Eli Lilly & Co	591	437,381
TOTAL HEALTH CARE		1,752,827

Industrials - 13.6%
Aerospace & Defense - 3.1%
Boeing Co (a)	619	137,319
Howmet Aerospace Inc	851	152,984
StandardAero Inc	2,373	67,749
TransDigm Group Inc	99	159,238
		517,290
Building Products - 1.8%
Builders FirstSource Inc (a)	407	51,741
Tecnoglass Inc	1,217	94,963
Trane Technologies PLC	360	157,709
		304,413
Construction & Engineering - 1.7%
EMCOR Group Inc	179	112,321
Quanta Services Inc	417	169,356
		281,677
Electrical Equipment - 2.5%
Eaton Corp PLC	386	148,502
GE Vernova Inc	309	204,030
Vertiv Holdings Co Class A	452	65,811
		418,343
Machinery - 3.4%
Chart Industries Inc (a)	568	112,935
Deere & Co	231	121,129
Parker-Hannifin Corp	339	248,115
Westinghouse Air Brake Technologies Corp	452	86,807
		568,986
Professional Services - 0.5%
KBR Inc	1,713	80,065
Trading Companies & Distributors - 0.6%
WW Grainger Inc	92	95,638
TOTAL INDUSTRIALS		2,266,412

Information Technology - 25.9%
Communications Equipment - 0.0%
Ciena Corp (a)	25	2,321
IT Services - 0.3%
Gartner Inc (a)	141	47,750
Semiconductors & Semiconductor Equipment - 11.6%
Broadcom Inc	211	61,971
Lam Research Corp	1,100	104,324
Marvell Technology Inc	1,880	151,096
Micron Technology Inc	1,045	114,051
NVIDIA Corp	8,358	1,486,637
		1,918,079
Software - 8.4%
Cadence Design Systems Inc (a)	573	208,899
Microsoft Corp	2,179	1,162,497
Weave Communications Inc (a)	2,346	17,125
		1,388,521
Technology Hardware, Storage & Peripherals - 5.6%
Apple Inc	4,458	925,347
TOTAL INFORMATION TECHNOLOGY		4,282,018

Materials - 1.7%
Chemicals - 0.7%
Corteva Inc	1,640	118,293
Construction Materials - 0.5%
James Hardie Industries PLC ADR (a)	3,052	79,169
Metals & Mining - 0.5%
Freeport-McMoRan Inc	1,961	78,911
TOTAL MATERIALS		276,373

Real Estate - 1.3%
Health Care REITs - 0.6%
Welltower Inc	613	101,188
Specialized REITs - 0.7%
American Tower Corp	513	106,904
TOTAL REAL ESTATE		208,092

Utilities - 0.9%
Electric Utilities - 0.9%
Constellation Energy Corp	443	154,092
TOTAL UNITED STATES		15,470,079
TOTAL COMMON STOCKS (Cost $13,546,445)		16,528,549

Money Market Funds - 0.5%
	Yield (%)	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class (b) (Cost $91,718)	4.18	91,718	91,718

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $13,638,163)	16,620,267
NET OTHER ASSETS (LIABILITIES) - 0.0%	(3,349)
NET ASSETS - 100.0%	16,616,918

Legend

(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	2,109,832	2,109,832	-	-
Consumer Discretionary	1,768,846	1,768,846	-	-
Consumer Staples	794,197	794,197	-	-
Energy	307,553	307,553	-	-
Financials	1,853,158	1,853,158	-	-
Health Care	1,847,698	1,847,698	-	-
Industrials	2,311,349	2,311,349	-	-
Information Technology	4,700,105	4,700,105	-	-
Materials	473,627	473,627	-	-
Real Estate	208,092	208,092	-	-
Utilities	154,092	154,092	-	-

Money Market Funds	91,718	91,718	-	-
Total Investments in Securities:	16,620,267	16,620,267	-	-
Fidelity® Sustainable U.S. Equity ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $13,638,163)		$16,620,267
Dividends receivable		4,447
Total assets		16,624,714
Liabilities
Accrued management fee	$7,792
Other payables and accrued expenses	4
Total liabilities		7,796
Net Assets		$16,616,918
Net Assets consist of:
Paid in capital		$14,450,271
Total accumulated earnings (loss)		2,166,647
Net Assets		$16,616,918
Net Asset Value, offering price and redemption price per share ($16,616,918 ÷ 575,000 shares)		$28.90
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$140,006
Interest		66
Total income		140,072
Expenses
Management fee	$88,728
Independent trustees' fees and expenses	60
Miscellaneous	19
Total expenses before reductions	88,807
Expense reductions	(22)
Total expenses after reductions		88,785
Net Investment income (loss)		51,287
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	2,096,523
Unaffiliated issuers	(804,188)
Foreign currency transactions	(5)
Futures contracts	33,806
Total net realized gain (loss)		1,326,136
Change in net unrealized appreciation (depreciation) on investment securities		457,434
Net gain (loss)		1,783,570
Net increase (decrease) in net assets resulting from operations		$1,834,857
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$51,287	$77,982
Net realized gain (loss)	1,326,136	953,576
Change in net unrealized appreciation (depreciation)	457,434	1,327,852
Net increase (decrease) in net assets resulting from operations	1,834,857	2,359,410
Distributions to shareholders	(280,500)	(78,975)

Share transactions
Proceeds from sales of shares	8,884,268	2,943,126
Cost of shares redeemed	(8,195,931)	(1,165,907)

Net increase (decrease) in net assets resulting from share transactions	688,337	1,777,219
Total increase (decrease) in net assets	2,242,694	4,057,654

Net Assets
Beginning of period	14,374,224	10,316,570
End of period	$16,616,918	$14,374,224

Other Information
Shares
Sold	325,000	125,000
Redeemed	(300,000)	(50,000)
Net increase (decrease)	25,000	75,000

Financial Highlights
Fidelity® Sustainable U.S. Equity ETF

Years ended July 31,	2025	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$26.13	$21.72	$19.21	$20.80	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.09	.15	.20 D	.11	- E
Net realized and unrealized gain (loss)	3.17	4.42	2.51	(1.57)	.80
Total from investment operations	3.26	4.57	2.71	(1.46)	.80
Distributions from net investment income	(.11)	(.16)	(.20)	(.13)	-
Distributions from net realized gain	(.38)	-	-	-	-
Total distributions	(.49)	(.16)	(.20)	(.13)	-
Net asset value, end of period	$28.90	$26.13	$21.72	$19.21	$20.80
Total Return F,G	12.59%	21.14% H	14.25%	(7.01)%	3.99%
Ratios to Average Net Assets C,I,J
Expenses before reductions	.59%	.61%	.59%	.59%	.59% K
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59%	.59% K
Expenses net of all reductions, if any	.59%	.59%	.59%	.59%	.59% K
Net investment income (loss)	.34%	.66%	1.06% D	.56%	(.07)% K
Supplemental Data
Net assets, end of period (000 omitted)	$16,617	$14,374	$10,317	$5,763	$3,120
Portfolio turnover rate L,M	72%	52%	45%	66%	23% N

AFor the period June 15, 2021 (commencement of operations) through July 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .80%.
EAmount represents less than $.005 per share.
FTotal returns for periods of less than one year are not annualized.
GBased on net asset value.
HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
KAnnualized.
LPortfolio turnover rate excludes securities received or delivered in-kind.
MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
NAmount not annualized.
Fidelity® Women's Leadership ETF
Schedule of Investments July 31, 2025
Showing Percentage of Net Assets
Common Stocks - 99.0%
	Shares	Value ($)
CANADA - 1.0%
Consumer Discretionary - 1.0%
Specialty Retail - 1.0%
Aritzia Inc Subordinate Voting Shares (a)	768	41,221
IRELAND - 0.7%
Information Technology - 0.7%
IT Services - 0.7%
Accenture PLC Class A	122	32,586
NETHERLANDS - 0.4%
Information Technology - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
NXP Semiconductors NV	94	20,094
UNITED STATES - 96.9%
Communication Services - 6.9%
Entertainment - 2.5%
Netflix Inc (a)	38	44,057
Walt Disney Co/The	534	63,605
		107,662
Interactive Media & Services - 4.4%
Alphabet Inc Class C	831	160,267
Pinterest Inc Class A (a)	802	30,957
		191,224
TOTAL COMMUNICATION SERVICES		298,886

Consumer Discretionary - 12.6%
Broadline Retail - 5.4%
Amazon.com Inc (a)	874	204,612
Etsy Inc (a)	508	29,601
		234,213
Hotels, Restaurants & Leisure - 1.3%
Chipotle Mexican Grill Inc (a)	699	29,973
Starbucks Corp	276	24,608
		54,581
Household Durables - 0.9%
Taylor Morrison Home Corp (a)	674	39,955
Specialty Retail - 2.9%
Lowe's Cos Inc	147	32,865
Ulta Beauty Inc (a)	92	47,381
Williams-Sonoma Inc	241	45,079
		125,325
Textiles, Apparel & Luxury Goods - 2.1%
Capri Holdings Ltd (a)	892	16,225
NIKE Inc Class B	367	27,411
Tapestry Inc	447	48,290
		91,926
TOTAL CONSUMER DISCRETIONARY		546,000

Consumer Staples - 5.9%
Beverages - 1.9%
Coca-Cola Co/The	742	50,374
Keurig Dr Pepper Inc	926	30,234
		80,608
Consumer Staples Distribution & Retail - 1.3%
Casey's General Stores Inc	57	29,648
Kroger Co/The	372	26,077
		55,725
Household Products - 1.1%
Procter & Gamble Co/The	324	48,752
Personal Care Products - 1.6%
Estee Lauder Cos Inc/The Class A	578	53,951
Kenvue Inc	783	16,787
		70,738
TOTAL CONSUMER STAPLES		255,823

Energy - 1.6%
Energy Equipment & Services - 0.9%
Baker Hughes Co Class A	857	38,608
Oil, Gas & Consumable Fuels - 0.7%
Antero Resources Corp (a)	891	31,122
TOTAL ENERGY		69,730

Financials - 13.1%
Banks - 6.7%
Bank of America Corp	1,192	56,346
Citigroup Inc	449	42,071
Huntington Bancshares Inc/OH	1,870	30,724
JPMorgan Chase & Co	310	91,835
US Bancorp	523	23,514
Wells Fargo & Co	498	40,154
		284,644
Capital Markets - 1.6%
Bank of New York Mellon Corp/The	291	29,522
Nasdaq Inc	434	41,759
		71,281
Consumer Finance - 0.5%
SLM Corp	706	22,451
Financial Services - 1.3%
Mastercard Inc Class A	101	57,213
Insurance - 3.0%
Hartford Insurance Group Inc/The	405	50,378
Marsh & McLennan Cos Inc	178	35,457
Progressive Corp/The	190	45,988
		131,823
TOTAL FINANCIALS		567,412

Health Care - 11.2%
Biotechnology - 3.2%
Alnylam Pharmaceuticals Inc (a)	157	61,582
Exact Sciences Corp (a)	562	26,386
Gilead Sciences Inc	431	48,397
		136,365
Health Care Equipment & Supplies - 1.6%
Insulet Corp (a)	133	38,357
Penumbra Inc (a)	122	30,777
		69,134
Health Care Providers & Services - 1.1%
Cigna Group/The	179	47,861
Health Care Technology - 0.4%
Veeva Systems Inc Class A (a)	60	17,051
Life Sciences Tools & Services - 1.1%
Thermo Fisher Scientific Inc	106	49,574
Pharmaceuticals - 3.8%
Eli Lilly & Co	99	73,268
GSK PLC ADR	1,168	43,391
Merck & Co Inc	629	49,137
		165,796
TOTAL HEALTH CARE		485,781

Industrials - 13.8%
Aerospace & Defense - 1.0%
Boeing Co (a)	198	43,924
Building Products - 0.9%
Trane Technologies PLC	87	38,113
Commercial Services & Supplies - 0.4%
Veralto Corp	174	18,240
Electrical Equipment - 4.0%
Eaton Corp PLC	129	49,629
GE Vernova Inc	101	66,689
nVent Electric PLC	353	27,682
Regal Rexnord Corp	203	31,035
		175,035
Machinery - 5.1%
Deere & Co	86	45,096
Federal Signal Corp	269	34,047
Ingersoll Rand Inc	393	33,260
Otis Worldwide Corp	271	23,222
Parker-Hannifin Corp	74	54,161
Westinghouse Air Brake Technologies Corp	157	30,152
		219,938
Professional Services - 2.4%
KBR Inc	413	19,304
Leidos Holdings Inc	239	38,157
TransUnion	281	26,748
UL Solutions Inc Class A	269	19,669
		103,878
TOTAL INDUSTRIALS		599,128

Information Technology - 26.9%
Communications Equipment - 1.2%
Arista Networks Inc	413	50,890
Electronic Equipment, Instruments & Components - 0.5%
Insight Enterprises Inc (a)	169	20,040
Semiconductors & Semiconductor Equipment - 9.9%
First Solar Inc (a)	215	37,567
Marvell Technology Inc	393	31,585
Micron Technology Inc	500	54,570
NVIDIA Corp	1,708	303,803
		427,525
Software - 8.8%
Gen Digital Inc	1,531	45,149
Microsoft Corp	576	307,296
Synopsys Inc (a)	43	27,239
		379,684
Technology Hardware, Storage & Peripherals - 6.5%
Apple Inc	1,232	255,726
Dell Technologies Inc Class C	185	24,548
		280,274
TOTAL INFORMATION TECHNOLOGY		1,158,413

Materials - 1.7%
Construction Materials - 0.3%
James Hardie Industries PLC ADR (a)	524	13,593
Containers & Packaging - 1.4%
AptarGroup Inc	160	25,142
Ball Corp	603	34,528
		59,670
TOTAL MATERIALS		73,263

Real Estate - 2.4%
Health Care REITs - 1.3%
Ventas Inc	790	53,073
Specialized REITs - 1.1%
American Tower Corp	127	26,466
Public Storage Operating Co	84	22,842
		49,308
TOTAL REAL ESTATE		102,381

Utilities - 0.8%
Electric Utilities - 0.8%
NextEra Energy Inc	509	36,170
TOTAL UNITED STATES		4,192,987
TOTAL COMMON STOCKS (Cost $3,373,424)		4,286,888

Money Market Funds - 1.0%
	Yield (%)	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class (b) (Cost $41,778)	4.18	41,778	41,778

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $3,415,202)	4,328,666
NET OTHER ASSETS (LIABILITIES) - 0.0%	(20)
NET ASSETS - 100.0%	4,328,646

Legend

(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2025, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	298,886	298,886	-	-
Consumer Discretionary	587,221	587,221	-	-
Consumer Staples	255,823	255,823	-	-
Energy	69,730	69,730	-	-
Financials	567,412	567,412	-	-
Health Care	485,781	485,781	-	-
Industrials	599,128	599,128	-	-
Information Technology	1,211,093	1,211,093	-	-
Materials	73,263	73,263	-	-
Real Estate	102,381	102,381	-	-
Utilities	36,170	36,170	-	-

Money Market Funds	41,778	41,778	-	-
Total Investments in Securities:	4,328,666	4,328,666	-	-
Fidelity® Women's Leadership ETF
Financial Statements
Statement of Assets and Liabilities
As of July 31, 2025
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $3,415,202)		$4,328,666
Dividends receivable		2,025
Total assets		4,330,691
Liabilities
Accrued management fee	$2,045
Total liabilities		2,045
Net Assets		$4,328,646
Net Assets consist of:
Paid in capital		$3,768,043
Total accumulated earnings (loss)		560,603
Net Assets		$4,328,646
Net Asset Value, offering price and redemption price per share ($4,328,646 ÷ 175,000 shares)		$24.74
Statement of Operations
Year ended July 31, 2025
Investment Income
Dividends		$50,096
Expenses
Management fee	$25,059
Independent trustees' fees and expenses	17
Miscellaneous	7
Total expenses		25,083
Net Investment income (loss)		25,013
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	110,363
Unaffiliated issuers	(9,789)
Foreign currency transactions	1
Total net realized gain (loss)		100,575
Change in net unrealized appreciation (depreciation) on investment securities		253,228
Net gain (loss)		353,803
Net increase (decrease) in net assets resulting from operations		$378,816
Statement of Changes in Net Assets

	Year ended July 31, 2025	Year ended July 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$25,013	$25,144
Net realized gain (loss)	100,575	223,969
Change in net unrealized appreciation (depreciation)	253,228	318,376
Net increase (decrease) in net assets resulting from operations	378,816	567,489
Distributions to shareholders	(25,900)	(26,400)

Share transactions
Proceeds from sales of shares	582,576	531,073
Cost of shares redeemed	(549,218)	(558,223)

Net increase (decrease) in net assets resulting from share transactions	33,358	(27,150)
Total increase (decrease) in net assets	386,274	513,939

Net Assets
Beginning of period	3,942,372	3,428,433
End of period	$4,328,646	$3,942,372

Other Information
Shares
Sold	25,000	25,000
Redeemed	(25,000)	(25,000)

Financial Highlights
Fidelity® Women's Leadership ETF

Years ended July 31,	2025	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$22.53	$19.59	$17.52	$20.51	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.13	.14	.16	.11	- D
Net realized and unrealized gain (loss)	2.22	2.95	2.08	(3.01)	.51
Total from investment operations	2.35	3.09	2.24	(2.90)	.51
Distributions from net investment income	(.14)	(.15)	(.17)	(.09)	-
Total distributions	(.14)	(.15)	(.17)	(.09)	-
Net asset value, end of period	$24.74	$22.53	$19.59	$17.52	$20.51
Total Return E,F,G	10.47%	15.82%	12.98%	(14.14)%	2.53%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.59%	.62%	.59%	.59%	.59% J
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59%	.59% J
Expenses net of all reductions, if any	.59%	.59%	.59%	.59%	.59% J
Net investment income (loss)	.59%	.68%	.91%	.56%	.08% J
Supplemental Data
Net assets, end of period (000 omitted)	$4,329	$3,942	$3,428	$2,627	$2,051
Portfolio turnover rate K,L	58%	59%	72%	64%	5% M

AFor the period June 15, 2021 (commencement of operations) through July 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DAmount represents less than $.005 per share.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GBased on net asset value.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LPortfolio turnover rate excludes securities received or delivered in-kind.
MAmount not annualized.
Notes to Financial Statements

For the period ended July 31, 2025

1. Organization.
Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, Fidelity Fundamental Large Cap Core ETF, Fidelity Fundamental Large Cap Growth ETF, Fidelity Fundamental Large Cap Value ETF, Fidelity Fundamental Small-Mid Cap ETF, Fidelity Magellan ETF, Fidelity Real Estate Investment ETF, Fidelity Sustainable U.S. Equity ETF and Fidelity Women's Leadership ETF (the Funds) are exchange-traded funds of Fidelity Covington Trust (the Trust) and are authorized to issue an unlimited number of shares. Each Fund, with the exception of Fidelity Blue Chip Value ETF, Fidelity Fundamental Large Cap Core ETF, Fidelity Fundamental Small-Mid Cap ETF, Fidelity Sustainable U.S. Equity ETF and Fidelity Women's Leadership ETF, are non-diversified funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Each Fund operates as a single operating segment. Each Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2025 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business (normally 4:00 p.m. Eastern time) of the New York Stock Exchange, Archipelago Exchange (NYSE Arca) for Fidelity Sustainable U.S. Equity ETF and Fidelity Women's Leadership ETF, and of the Cboe BZX Exchange, Inc. (CboeBZX) for all other funds; and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2025, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Funds and is not distributed to shareholders of the Funds. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), certain corporate actions, redemptions in-kind, partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation)($)
Fidelity Blue Chip Growth ETF	3,543,866,160	1,218,131,488	(116,775,145)	1,101,356,343
Fidelity Blue Chip Value ETF	109,928,223	19,939,173	(2,750,271)	17,188,902
Fidelity Fundamental Large Cap Core ETF	669,674,661	149,200,365	(22,323,627)	126,876,738
Fidelity Fundamental Large Cap Growth ETF	311,254,975	163,626,285	(6,764,266)	156,862,019
Fidelity Fundamental Large Cap Value ETF	9,788,298	1,072,686	(395,982)	676,704
Fidelity Fundamental Small-Mid Cap ETF	680,227,332	69,576,601	(39,114,482)	30,462,119
Fidelity Magellan ETF	215,086,042	61,195,637	(2,644,688)	58,550,949
Fidelity Real Estate Investment ETF	14,827,832	1,281,229	(962,696)	318,533
Fidelity Sustainable U.S. Equity ETF	13,710,508	3,380,780	(471,021)	2,909,759
Fidelity Women's Leadership ETF	3,432,621	1,050,304	(154,259)	896,045

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity Blue Chip Growth ETF	2,247,321	-	(185,105,258)	1,101,356,343
Fidelity Blue Chip Value ETF	43,248	669,793	-	17,188,902
Fidelity Fundamental Large Cap Core ETF	1,775,710	-	(28,102,566)	126,875,684
Fidelity Fundamental Large Cap Growth ETF	234,232	-	(26,495,221)	156,862,278
Fidelity Fundamental Large Cap Value ETF	8,338	-	(281,749)	676,704
Fidelity Fundamental Small-Mid Cap ETF	-	-	(37,068,497)	30,462,119
Fidelity Magellan ETF	-	-	(12,913,067)	58,550,949
Fidelity Real Estate Investment ETF	-	-	(2,241,807)	318,533
Fidelity Sustainable U.S. Equity ETF	-	-	(743,112)	2,909,759
Fidelity Women's Leadership ETF	-	-	(335,442)	896,045

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity Blue Chip Growth ETF	(145,284,055)	(39,821,203)	(185,105,258)
Fidelity Fundamental Large Cap Core ETF	(27,303,629)	(798,937)	(28,102,566)
Fidelity Fundamental Large Cap Growth ETF	(21,703,998)	(4,791,223)	(26,495,221)
Fidelity Fundamental Large Cap Value ETF	(264,641)	(17,108)	(281,749)
Fidelity Fundamental Small-Mid Cap ETF	(34,302,659)	(2,765,838)	(37,068,497)
Fidelity Magellan ETF	(12,913,067)	(-)	(12,913,067)
Fidelity Real Estate Investment ETF	(478,310)	(1,763,497)	(2,241,807)
Fidelity Sustainable U.S. Equity ETF	(450,404)	(292,708)	(743,112)
Fidelity Women's Leadership ETF	(106,287)	(229,155)	(335,442)

Certain of the Funds intend to elect to defer to the next fiscal year ordinary losses recognized during the period January 1, 2025 to July 31, 2025. Loss deferrals were as follows:

Ordinary Losses ($)
Fidelity Magellan ETF	12,316

The tax character of distributions paid was as follows:

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity Blue Chip Growth ETF	3,424,200	-	3,424,200
Fidelity Blue Chip Value ETF	2,230,975	-	2,230,975
Fidelity Fundamental Large Cap Core ETF	6,599,725	-	6,599,725
Fidelity Fundamental Large Cap Growth ETF	459,350	-	459,350
Fidelity Fundamental Large Cap Value ETF	129,425	-	129,425
Fidelity Fundamental Small-Mid Cap ETF	2,973,325	-	2,973,325
Fidelity Magellan ETF	163,125	-	163,125
Fidelity Real Estate Investment ETF	378,850	-	378,850
Fidelity Sustainable U.S. Equity ETF	73,500	207,000	280,500
Fidelity Women's Leadership ETF	25,900	-	25,900

July 31, 2024
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity Blue Chip Growth ETF	236,800	-	236,800
Fidelity Blue Chip Value ETF	2,193,525	-	2,193,525
Fidelity Fundamental Large Cap Core ETF	1,533,800	-	1,533,800
Fidelity Fundamental Large Cap Value ETF A	8,825	-	8,825
Fidelity Fundamental Small-Mid Cap ETF	285,300	-	285,300
Fidelity Magellan ETF	148,775	-	148,775
Fidelity Real Estate Investment ETF	379,650	-	379,650
Fidelity Sustainable U.S. Equity ETF	78,975	-	78,975
Fidelity Women's Leadership ETF	26,400	-	26,400

A For the period February 22, 2024 (commencement of operations) through July 31, 2024.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncements. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.

In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Growth ETF	2,877,090,315	1,714,767,041
Fidelity Blue Chip Value ETF	85,532,129	86,652,160
Fidelity Fundamental Large Cap Core ETF	409,146,420	281,210,702
Fidelity Fundamental Large Cap Growth ETF	201,552,419	188,818,596
Fidelity Fundamental Large Cap Value ETF	4,717,377	2,874,819
Fidelity Fundamental Small-Mid Cap ETF	817,621,041	270,818,517
Fidelity Magellan ETF	139,290,795	123,239,388
Fidelity Real Estate Investment ETF	5,855,491	5,509,968
Fidelity Sustainable U.S. Equity ETF	18,931,764	10,670,160
Fidelity Women's Leadership ETF	2,416,375	2,485,881

Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below.

	In-Kind Subscriptions ($)	In-Kind Redemptions ($)
Fidelity Blue Chip Growth ETF	1,067,792,786	226,548,885
Fidelity Blue Chip Value ETF	6,159,370	7,840,372
Fidelity Fundamental Large Cap Core ETF	311,844,067	108,491,491
Fidelity Fundamental Large Cap Growth ETF	65,764,476	10,986,969
Fidelity Fundamental Large Cap Value ETF	7,736,038	1,222,783
Fidelity Fundamental Small-Mid Cap ETF	243,799,981	155,825,552
Fidelity Magellan ETF	123,546,453	16,649,557
Fidelity Real Estate Investment ETF	4,404,196	2,106,756
Fidelity Sustainable U.S. Equity ETF	895,590	7,932,564
Fidelity Women's Leadership ETF	509,452	418,643
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services for which the Funds pay a monthly management fee that is based on an annual rate of each Fund's average net assets as noted in the table below. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Fee Rate
Fidelity Blue Chip Growth ETF	.57%/.59% A
Fidelity Blue Chip Value ETF	.57%/.59% A
Fidelity Fundamental Large Cap Core ETF	.38%
Fidelity Fundamental Large Cap Growth ETF	.38%
Fidelity Fundamental Large Cap Value ETF	.38%
Fidelity Fundamental Small-Mid Cap ETF	.43%
Fidelity Magellan ETF	.57%/.59% A
Fidelity Real Estate Investment ETF	.57%/.59% A
Fidelity Sustainable U.S. Equity ETF	.57%/.59% A
Fidelity Women's Leadership ETF	.57%/.59% A

A Effective June 1, 2025 the rate changed from .59% to .57%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Blue Chip Growth ETF	46,441
Fidelity Blue Chip Value ETF	1,069
Fidelity Fundamental Large Cap Core ETF	5,494
Fidelity Fundamental Large Cap Growth ETF	2,782
Fidelity Fundamental Large Cap Value ETF	52
Fidelity Fundamental Small-Mid Cap ETF	8,762
Fidelity Magellan ETF	651
Fidelity Real Estate Investment ETF	132
Fidelity Sustainable U.S. Equity ETF	191
Fidelity Women's Leadership ETF	38

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Blue Chip Growth ETF	586,747,231	35,772,162	(858,587)
Fidelity Blue Chip Value ETF	1,011,175	691,916	5,821
Fidelity Fundamental Large Cap Core ETF	17,817,396	7,202,933	(91,986)
Fidelity Fundamental Large Cap Growth ETF	8,506,483	2,601,051	296,002
Fidelity Fundamental Large Cap Value ETF	108,070	42,071	(825)
Fidelity Fundamental Small-Mid Cap ETF	59,556,600	17,709,706	(1,686,147)
Fidelity Magellan ETF	4,362,470	2,406,812	(166)
Fidelity Real Estate Investment ETF	125,537	29,452	(3,318)
Fidelity Sustainable U.S. Equity ETF	303,017	396,563	(17,889)
Fidelity Women's Leadership ETF	129,036	76,319	(24,196)

Other. During the period, FMR reimbursed Fidelity Blue Chip Value ETF $62,829 for an operational error which is included in Net Realized Gain (Loss) in the accompanying Statement of Operations.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received, or for non-cash collateral, fees received from borrowers as compensation for the securities loaned. Securities lending income is reduced by any lending agent fees associated with the loan. Any security lending income earned on investing cash collateral is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Any security lending income earned on non-cash collateral is presented in the Statement of Operations as a component of dividends or security lending income, as applicable. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Blue Chip Growth ETF	527,079	-	-
Fidelity Fundamental Large Cap Core ETF	22	-	-
Fidelity Fundamental Large Cap Growth ETF	38,531	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity Blue Chip Growth ETF	21,342,823
8. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits ($)
Fidelity Blue Chip Growth ETF	3,109
Fidelity Blue Chip Value ETF	199
Fidelity Fundamental Large Cap Core ETF	246
Fidelity Fundamental Large Cap Growth ETF	450
Fidelity Fundamental Large Cap Value ETF	378
Fidelity Fundamental Small-Mid Cap ETF	948
Fidelity Magellan ETF	165
Fidelity Real Estate Investment ETF	45
Fidelity Sustainable U.S. Equity ETF	22
9. Share Transactions.
Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated securities to a fund and redemption proceeds are paid with a basket of securities from a fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to offset the costs associated with the issuance and redemption of Creation Units.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and Shareholders of each of the four funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting Fidelity Covington Trust, hereafter collectively referred to as the "Funds") as of July 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of July 31, 2025, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Fidelity Blue Chip Growth ETF	For the year ended July 31, 2025	For the years ended July 31, 2025 and 2024	For the years ended July 31, 2025, 2024, 2023, 2022 and 2021
Fidelity Blue Chip Value ETF	For the year ended July 31, 2025	For the years ended July 31, 2025 and 2024	For the years ended July 31, 2025, 2024, 2023, 2022 and 2021
Fidelity Fundamental Large Cap Core ETF	For the year ended July 31, 2025	For the years ended July 31, 2025 and 2024	For the years ended July 31, 2025, 2024, 2023, 2022 and 2021
Fidelity Fundamental Large Cap Value ETF	For the year ended July 31, 2025	For the year ended July 31, 2025 and the period February 22, 2024 (commencement of operations) through July 31, 2024	For the year ended July 31, 2025 and the period February 22, 2024 (commencement of operations) through July 31, 2024

Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 12, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and the Shareholders of Fidelity Fundamental Large Cap Growth ETF, Fidelity Magellan ETF, Fidelity Real Estate Investment ETF, Fidelity Fundamental Small-Mid Cap ETF, Fidelity Sustainable U.S. Equity ETF, and Fidelity Women's Leadership ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Fundamental Large Cap Growth ETF, Fidelity Magellan ETF, Fidelity Real Estate Investment ETF, Fidelity Fundamental Small-Mid Cap ETF, Fidelity Sustainable U.S. Equity ETF, and Fidelity Women's Leadership ETF (the "Funds"), each a fund of Fidelity Covington Trust, including the schedules of investments, as of July 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the four years in the period then ended and for the period from February 2, 2021(commencement of operations) through July 31, 2021, except for the financial highlights for the Fidelity Sustainable U.S. Equity ETF and Fidelity Women's Leadership ETF, which are for the four years in the period then ended and for the period from June 15, 2021 (commencement of operations) through July 31, 2021, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from February 2, 2021(commencement of operations) through July 31, 2021 (or for the period mentioned above), in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 12, 2025
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2025, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Blue Chip Value ETF	$718,207

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Blue Chip Growth ETF
September 2024	100%
December 2024	100%
Fidelity Blue Chip Value ETF
September 2024	100%
December 2024	100%
March 2025	100%
June 2025	100%
Fidelity Fundamental Large Cap Core ETF
September 2024	100%
December 2024	100%
March 2025	100%
June 2025	100%
Fidelity Fundamental Large Cap Growth ETF
September 2024	100%
December 2024	100%
March 2025	100%
June 2025	100%
Fidelity Fundamental Large Cap Value ETF
September 2024	91%
December 2024	93%
March 2025	100%
June 2025	100%
Fidelity Fundamental Small-Mid Cap ETF
September 2024	98%
December 2024	98%
March 2025	100%
June 2025	100%
Fidelity Magellan ETF
September 2024	100%
December 2024 Fidelity Real Estate Investment ETF September 2024 December 2024 March 2025 June 2025	100% 0% 0% 0% 0%
Fidelity Sustainable U.S. Equity ETF
September 2024	100%
December 2024	100%
March 2025	100%
June 2025	100%
Fidelity Women's Leadership ETF
September 2024	100%
December 2024	100%
March 2025	100%
June 2025	100%
A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Blue Chip Growth ETF
September 2024	100%
December 2024	100%
Fidelity Blue Chip Value ETF
September 2024	100%
December 2024	100%
March 2025	100%
June 2025	100%
Fidelity Fundamental Large Cap Core ETF
September 2024	100%
December 2024	100%
March 2025	100%
June 2025	100%
Fidelity Fundamental Large Cap Growth ETF
September 2024	100%
December 2024	100%
March 2025	100%
June 2025	100%
Fidelity Fundamental Large Cap Value ETF
September 2024	100%
December 2024	100%
March 2025	100%
June 2025	100%
Fidelity Fundamental Small-Mid Cap ETF
September 2024	100%
December 2024	100%
March 2025	100%
June 2025	100%
Fidelity Magellan ETF
September 2024	100%
December 2024	100%
Fidelity Real Estate Investment ETF
September 2024	0.28%
December 2024 March 2025 June 2025	0.28% 0.00% 0.00%
Fidelity Sustainable U.S. Equity ETF
September 2024	100%
December 2024	100%
March 2025	100%
June 2025	100%
Fidelity Women's Leadership ETF
September 2024	100%
December 2024	100%
March 2025	100%
June 2025	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity Real Estate Investment ETF
September 2024	99.72%
December 2024	99.72%
March 2025	100%
June 2025	100%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December 2024
Fidelity Sustainable U.S. Equity ETF	99.24%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Fundamental Large Cap Value ETF	$459
Fidelity Fundamental Small-Mid Cap ETF	$14,666
Fidelity Real Estate Investment ETF	$4,881

The funds will notify shareholders in January 2026 of amounts for use in preparing 2025 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Blue Chip Growth ETF
Fidelity Blue Chip Value ETF
Fidelity Fundamental Large Cap Core ETF
Fidelity Fundamental Large Cap Growth ETF
Fidelity Fundamental Large Cap Value ETF
Fidelity Fundamental Small-Mid Cap ETF
Fidelity Magellan ETF
Fidelity Real Estate Investment ETF
Fidelity Sustainable U.S. Equity ETF
Fidelity Women's Leadership ETF

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2025 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the funds' investment programs. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services provided by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering pricing and bookkeeping services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally State Street Bank and Trust Company, each fund's transfer agent and custodian; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending, under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard, the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group), if applicable. The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The Board also considered information on each fund's bid-ask spread and premium/discount. For each of Fidelity Blue Chip Value ETF and Fidelity Fundamental Large Cap Growth ETF, the fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2025, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and total expense ratio, the Board considered each fund's all-inclusive fee rate and also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under each fund's all-inclusive arrangement. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity based on combining similar Morningstar Categories that have comparable investment mandates and sales load types (as classified by Lipper). The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to funds and classes in the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are similar in size to each fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of each fund relative to funds and classes in the total peer group; and (iv) total expense comparisons (excluding performance adjustments and fund-paid 12b-1 fees) of each fund relative to funds and classes in the asset-sized peer group. The asset-sized peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
For Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, Fidelity Magellan ETF, Fidelity Sustainable U.S. Equity ETF, and Fidelity Women's Leadership ETF, the information provided to the Board indicated that each fund's management fee rate ranked above the competitive median of the total peer group for the 12-month period ended September 30, 2024. For Fidelity Fundamental Large Cap Core ETF, Fidelity Fundamental Large Cap Growth ETF, Fidelity Fundamental Large Cap Value ETF, Fidelity Fundamental Small-Mid Cap ETF, and Fidelity Real Estate Investment ETF, the information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024.
For each fund (except Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, and Fidelity Magellan ETF), the information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. For Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, and Fidelity Magellan ETF, the information provided to the Board indicated that each fund's management fee rate ranked above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024.
For Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, Fidelity Magellan ETF, Fidelity Sustainable U.S. Equity ETF, and Fidelity Women's Leadership ETF, the information provided to the Board indicated that the total expense ratio of each fund ranked above the competitive median of the total peer group for the 12-month period ended September 30, 2024. For Fidelity Fundamental Large Cap Core ETF, Fidelity Fundamental Large Cap Growth ETF, Fidelity Fundamental Large Cap Value ETF, Fidelity Fundamental Small-Mid Cap ETF, and Fidelity Real Estate Investment ETF, the information provided to the Board indicated that the total expense ratio of each fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2024.
For each fund (except Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, and Fidelity Magellan ETF), the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024. For Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, and Fidelity Magellan ETF, the information provided to the Board indicated that the total expense ratio of the fund ranked above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2024.
The Board considered that each fund has an all-inclusive management fee that covers additional services beyond portfolio management typically provided under separate service agreements, unlike the majority of funds within the total peer group. The Board noted that, although total expenses of Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, Fidelity Magellan ETF, Fidelity Sustainable U.S. Equity ETF, and Fidelity Women's Leadership ETF ranked above median, Fidelity believes the fees charged are reasonable for the overall value of services shareholders receive. The Board considered that, for each of Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, Fidelity Magellan ETF, Fidelity Real Estate Investment ETF, Fidelity Sustainable U.S. Equity ETF, and Fidelity Women's Leadership ETF, it had approved a proposed reduction in the all-inclusive management fee rate from 0.59% to 0.57% effective June 1, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, as well as the methodology used for fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; and (vii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through May 31, 2026.

1.9897894.105
GTF-ANN-0925

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Covington Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	September 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	September 22, 2025

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	September 22, 2025